UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-07655
Driehaus Mutual Funds
(Exact name of registrant as specified in charter)

25 East Erie Street
Chicago, IL 60611
(Address of principal executive offices) (Zip code)
Janet L. McWilliams
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611
(Name and address of agent for service)
Registrant's telephone number, including area code:
312-587-3800
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2024
Item 1. Reports to Stockholders.
(a) The Report to Shareholders is attached herewith
(b) Not Applicable

Driehaus Emerging Markets Growth Fund
Institutional Class/DIEMX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Driehaus Emerging Markets Growth Fund's Institutional Class (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Emerging Markets Growth Fund (Institutional Class/DIEMX)	$101	0.97%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 7.72% for the year ended December 31, 2024. The Fund outperformed its performance benchmark, the MSCI Emerging Markets Index (“Benchmark”), which returned 7.50% during the same period. It underperformed the MSCI Emerging Markets Growth Index, which returned 10.30%.
During 2024, the Fund’s outperformance was driven by strong sector allocation. The materials sector was the best performing sector on a relative basis; despite the Fund producing a slightly negative return in the sector, it significantly outperformed its Benchmark. The financial sector contributed positively to performance, but was the worst performing sector for the Fund on a relative basis.
From a country perspective, Taiwan was the biggest positive driver of returns despite the Fund being underweight its Benchmark in an outperforming market. Brazil was the biggest detractor of absolute performance during the year, as the Fund was overweight the country and it underperformed.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Taiwan Semiconductors Manufacturing Co. Ltd. Sponsored ADR, a Taiwanese multinational semiconductor contract manufacturing and design company. The company remained well placed in advanced semiconductor manufacturing, with rivals having issues with more advanced process nodes; and
Tencent Holdings Ltd. is an internet and social service platform that offers social networking, music, gaming, and e-commerce related services. The company had strong share price performance during the third quarter due to the broad China market recovery on the announcement of stimulus and supportive policy. The company’s execution has been on track with both advertising and game trends outperforming expectations.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Samsung Electronics Co., Ltd engages in the manufacturing and selling of electronics and computer peripherals. The conventional memory market went through a downturn due to weak consumer electronic demand and rising supply from Chinese players at the low-end; and
PDD Holdings Inc. Sponsored ADR is a multinational commerce group that owns and operates a portfolio of businesses. The company’s third quarter results were a meaningful miss against expectations and the company announced it would increase investments into developing its ecosystem and supporting merchants, raising concerns over future profitability.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Institutional Class compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $500,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus Emerging Markets Growth Fund (Institutional Class/DIEMX)	7.72%	3.17%	5.23%
MSCI Emerging Markets Index - Net	7.50%	1.70%	3.64%
MSCI Emerging Markets Growth Index - Net	10.30%	1.32%	4.34%
For periods prior to the inception of the Institutional Share class on July 17, 2017, the performance shown for the Institutional Shares is based on the historical performance of the Driehaus Emerging Markets Growth Fund’s Investor Shares.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$3,145,109,247
Total number of portfolio holdings	116
Total advisory fees paid	$25,832,299
Portfolio turnover rate as of the end of the reporting period	118%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd. - SP ADR	8.7%
Tencent Holdings Ltd.	8.2%
ICICI Bank Ltd. - SP ADR	2.8%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 4.37%	2.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.5%
Samsung Electronics Co. Ltd.	1.9%
Industrial & Commercial Bank of China Ltd. - H	1.7%
Delta Electronics, Inc.	1.5%
China Merchants Bank Co. Ltd. - H	1.4%
Meituan - B	1.4%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.

Driehaus Emerging Markets Growth Fund
Investor Class/DREGX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Driehaus Emerging Markets Growth Fund's Investor Class (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Emerging Markets Growth Fund (Investor Class/DREGX)	$126	1.21%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 7.47% for the year ended December 31, 2024. The Fund underperformed its performance benchmark, the MSCI Emerging Markets Index (“Benchmark”), which returned 7.50% during the same period. It also underperformed the MSCI Emerging Markets Growth Index, which returned 10.30%.
During 2024, the Fund’s performance was driven by strong sector allocation. The materials sector was the best performing sector on a relative basis; despite the Fund producing a slightly negative return in the sector, it significantly outperformed its Benchmark. The financial sector contributed positively to performance but was the worst performing sector for the Fund on a relative basis.
From a country perspective, Taiwan was the biggest positive driver of returns despite the Fund being underweight its Benchmark in an outperforming market. Brazil was the biggest detractor of absolute performance during the year, as the Fund was overweight the country and it underperformed.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Taiwan Semiconductors Manufacturing Co. Ltd. Sponsored ADR, a Taiwanese multinational semiconductor contract manufacturing and design company. The company remained well placed in advanced semiconductor manufacturing, with rivals having issues with more advanced process nodes; and
Tencent Holdings Ltd. is an internet and social service platform that offers social networking, music, gaming, and e-commerce related services. The company had strong share price performance during the third quarter due to the broad China market recovery on the announcement of stimulus and supportive policy. The company’s execution has been on track with both advertising and game trends outperforming expectations.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Samsung Electronics Co., Ltd engages in the manufacturing and selling of electronics and computer peripherals. The conventional memory market went through a downturn due to weak consumer electronic demand and rising supply from Chinese players at the low-end; and
PDD Holdings Inc. Sponsored ADR is a multinational commerce group that owns and operates a portfolio of businesses. The company’s third quarter results were a meaningful miss against expectations and the company announced it would increase investments into developing its ecosystem and supporting merchants, raising concerns over future profitability.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Investor Class compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus Emerging Markets Growth Fund (Investor Class/DREGX)	7.47%	2.94%	5.06%
MSCI Emerging Markets Index - Net	7.50%	1.70%	3.64%
MSCI Emerging Markets Growth Index - Net	10.30%	1.32%	4.34%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$3,145,109,247
Total number of portfolio holdings	116
Total advisory fees paid	$25,832,299
Portfolio turnover rate as of the end of the reporting period	118%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd. - SP ADR	8.7%
Tencent Holdings Ltd.	8.2%
ICICI Bank Ltd. - SP ADR	2.8%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 4.37%	2.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.5%
Samsung Electronics Co. Ltd.	1.9%
Industrial & Commercial Bank of China Ltd. - H	1.7%
Delta Electronics, Inc.	1.5%
China Merchants Bank Co. Ltd. - H	1.4%
Meituan - B	1.4%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.

Driehaus Emerging Markets Small Cap
Growth Fund
DRESX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Driehaus Emerging Markets Small Cap Growth Fund (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)	$133	1.24%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 14.94% for the year ended December 31, 2024. The Fund outperformed its performance benchmark, the MSCI Emerging Markets Small Cap Index (the "Benchmark"), which returned 4.79% during the same period. It also outperformed the MSCI Emerging Markets Small Cap Growth Index, which returned 4.41%.
The 2024 year ended with emerging market equities declining in the fourth quarter as Chinese equities drifted lower and Indian equities pulled back in tandem with slowing earnings. Performance for the Fund was driven by stock selection and sector allocation. Industrials and Information Technology drove performance for the Fund both on an absolute and relative basis at the sector level. The Fund underperformed in the Real Estate sector.
From a country perspective, India and South Korea were notable contributors to the Fund’s performance, outperforming the Benchmark both on an absolute and relative basis. Brazil was the largest detractor for the Fund both on an absolute and relative basis.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
HD Hyundai Electric is a leading electric equipment manufacturer based in Korea. The company is among the market leaders in high-voltage transformers and switchgear. Pricing power has been strong, leading to better-than-expected profit margins. Demand has been driven by energy transition, AI and data centers, and grid infrastructure upgrades. At the same time, supply bottlenecks and labor shortages have limited the industry’s ability to bring on new supply; and
FPT is the leading IT services provider in Vietnam with rapidly growth driven by its growing tech capabilities and cost advantage, along with a captive education business designed to grow the company’s talent pool. The stock gained 75% in USD terms in 2024, on the back of a partnership with Nvidia and investments in AI factories in Japan and Vietnam, along with early indications of a recovery in IT services demand in the company’s major end markets.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Equatorial is an integrated utility company based in Brazil. The company operates in energy distribution, transmission, renewable generation, sanitation, and energy trading. Despite strong operational performance, the stock detracted from relative performance due to a deterioration in the macroeconomic backdrop in Brazil, as concerns over a rising fiscal deficit led to a sharp currency depreciation and increase in interest rates, weighing in particular on rate sensitive stocks such as Equatorial; and
Paladin Energy Ltd is a uranium producer on the cusp of a major inflection point in the company’s history as it advances the Langer Heinrich mine in Namibia into production. At the same time global demand for uranium is increasing alongside an embrace of nuclear power in the U.S., China, and other countries. The company detracted from relative performance, as operational challenges and reduced visibility over water availability led to a reduction in production guidance.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)	14.94%	9.11%	5.41%
MSCI Emerging Markets Index - Net	7.50%	1.70%	3.64%
MSCI Emerging Markets Small Cap Index - Net	4.41%	8.44%	4.85%
MSCI Emerging Markets Small Cap Growth Index - Net	4.79%	8.56%	5.73%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$124,883,131
Total number of portfolio holdings	80
Total advisory fees paid (after reimbursements)	$1,195,906
Portfolio turnover rate as of the end of the reporting period	95%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Northern Institutional U.S. Government Select Portfolio (Shares Class), 4.37%	6.2%
FPT Corp.	4.2%
HD Hyundai Electric Co. Ltd.	4.0%
Vista Energy SAB de CV - ADR	2.7%
GDS Holdings Ltd. - ADR	2.3%
Kfin Technologies Ltd.	2.2%
Kaynes Technology India Ltd.	1.6%
King Slide Works Co. Ltd.	1.6%
Henan Pinggao Electric Co. Ltd. - A	1.6%
Aditya Birla Real Estate Ltd.	1.6%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.

Driehaus Global Fund
DMAGX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Driehaus Global Fund (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Global Fund (DMAGX)	$85	0.75%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 26.48% for the year ended December 31, 2024. The Fund outperformed its performance benchmark, the MSCI AC World Index (the “Benchmark”), which returned 17.49% during the same period.
Outperformance for the Fund during 2024 was driven primarily by security selection. On a relative basis, information technology and industrials were the best performing sectors versus their benchmark, while energy and financials underperformed the benchmark. From a country perspective, the United States and Sweden were the best performing countries versus the benchmark, while Japan and Canada underperformed the benchmark.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
NVIDIA Corp., an American multinational technology company that engages in the design and manufacture of computer graphics processors, chipsets, and related multimedia software. The stock saw strong growth for its products as customers accelerated the pace of investment into AI compute systems; and
Rolls-Royce Holdings plc is a market leader in wide body aerospace engines. Engine manufacturers sell the engine for free, and get paid on aftermarket, which means they only make money if planes are in the air. This has worked very well over the years, helped by the fact that Boeing and Airbus have struggled to deliver new planes to their customers. This has put further pressure on the aftermarket (where Rolls Royce benefits), which has driven pricing up materially ahead of expectations. Better pricing and a leaner cost structure or consensus operating profit estimates have increased 150% since January of 2023.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Grifols S.A., a Spanish multinational pharmaceutical and chemical manufacturer, which engages in the production of plasma derivatives. The stock fell sharply when the market became concerned with the company’s leverage and certain accounting treatments deemed to be potentially aggressive; and
MongoDB ("MDB") engages in the development and provision of a general-purpose database platform. MDB was a top detractor after lowering revenue guidance 2% in May due to tough macro conditions followed by core Atlas revenue tracking below expectations later in the year which brought into question the company’s competitive moat.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the completed periods of the Fund since inception on April 10, 2017 compared with a broad measure of market performance with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	Since Inception
Driehaus Global Fund (DMAGX)	26.48%	9.67%	9.58%
MSCI ACWI Index - Net	17.49%	10.06%	10.44%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$60,375,502
Total number of portfolio holdings	90
Total advisory fees paid (after reimbursements)	$297,442
Portfolio turnover rate as of the end of the reporting period	109%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
NVIDIA Corp.	5.0%
Apple, Inc.	4.6%
Meta Platforms, Inc. - A	3.0%
Amazon.com, Inc.	2.9%
Microsoft Corp.	2.9%
KKR & Co., Inc.	2.3%
Tencent Holdings Ltd.	2.2%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 4.37%	2.1%
Broadcom, Inc.	2.1%
First Citizens BancShares, Inc. - A	1.9%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Material Fund Changes
Effective April 30, 2024, Dan Burr was removed as a portfolio manager of the Fund.
Effective August 5, 2024, the Driehaus Global Fund modified its principal investment strategy to acknowledge its growth-style of investment and modified its principal risk disclosure to acknowledge growth stock risk.
This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's prospectus and any available supplements, available at www.driehaus.com/fund-resources or upon request by calling 1-800-560-6111.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.

Driehaus International Small Cap Growth Fund
DRIOX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Driehaus International Small Cap Growth Fund (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus International Small Cap Growth Fund (DRIOX)	$116	1.14%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 3.15% for the year ended December 31, 2024. The Fund outperformed its performance benchmark, the MSCI AC World ex USA Small Cap Growth Index (the "Benchmark"), which returned 3.13% during the same period.
2024 ended in a shift in narrative where macro issues seemed to dominate the headlines and market moves substantially more than earlier in the year when company specific fundamentals were the primary driver of returns. From a country perspective, Italy and Brazil were the top performing countries, while France and Canada underperformed the Benchmark on a relative basis. Consumer discretionary and information technology were the top performing sectors relatively versus the benchmark. Health care and materials underperformed the Benchmark on a relative basis in 2024.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Asics is a Japanese based leading global manufacturer of sporting goods, equipment, and athletic footwear. The company continued to increase market share globally and their ongoing shift to more premium products, particularly in footwear, is driving higher overall company margins and improving profitability. The company reported stronger than expected results for the third quarter of 2024 and gave a favorable outlook for positive trends to continue into 2025; and
Leonardo SpA is primarily a defense company with exposure to avionics and helicopters. Despite having strong program exposure, the company struggled with low margins and weak free cashflow generation for years, making it a forgotten stock. In March of 2022 Russia was in the early days of invading Ukraine, which drove a paradigm shift in EU countries' defense budgets. Given this, the “pie” from which the company gets its orders was set to expand significantly. During 2024, the company hosted a capital markets day that focused on accelerated top line and margin improvement, which together drove consensus estimates up 20-30% over the course of the year. On top of this has been a material re-rating, more in line with higher quality defense peers.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Jins is one of the leading glasses manufacturers and retailers in Japan. In early 2024, there was a material inflection in same store sales driven by a mix of higher priced glasses that didn’t look to be factored into consensus estimates. This thesis played out nicely for several months. However, when they reported their fiscal year results, their operating profit guidance was some 20% below consensus estimates, driven by weaker than expected China outlook. Our thesis was not based on a China recovery as it is a marginal part of the group’s footprint. Though our thesis was essentially unchanged, our lack of visibility on the Chinese consumer as well as the market’s fixation on this part of the business, drove us to move on from the stock; and
Eramet SA is a French mining company with exposure to nickel, lithium and most importantly manganese where they and South32, another company, control 30% of the high grade market. We initiated a position after South32’s mine experienced a force majeure when a cyclone damaged the wharf keeping production offline for a year. With 60% of Eramet’s EBITDA tied to manganese and the price rising from $5 to $10 we expected an inflection in free cash flow. Unfortunately, the stock was negatively impacted by a volatile political environment in France and a drop in steel demand and prices particularly in China. Manganese is used as a steel hardener and this weakness in demand offset much of the initial tightness brough on by the supply disruption. This steel weakness was exacerbated by further signs of weak auto demand later in the year and we chose to exit the position.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus International Small Cap Growth Fund (DRIOX)	3.15%	4.96%	7.50%
MSCI All Country World ex USA Index - Net	5.54%	4.10%	4.80%
MSCI All Country World ex USA Small Cap Growth Index - Net	3.13%	3.71%	5.66%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$236,164,797
Total number of portfolio holdings	115
Total advisory fees paid	$2,360,815
Portfolio turnover rate as of the end of the reporting period	87%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Northern Institutional U.S. Government Select Portfolio (Shares Class), 4.37%	2.2%
Ryohin Keikaku Co. Ltd.	2.0%
Hoshizaki Corp.	1.9%
Asics Corp.	1.9%
Saipem SpA	1.8%
Azbil Corp.	1.7%
Marks & Spencer Group PLC	1.7%
The Indian Hotels Co. Ltd.	1.6%
Flughafen Zurich AG	1.6%
Belimo Holding AG	1.6%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Material Fund Changes
Effective April 30, 2024, Ryan Carpenter was removed as an assistant portfolio manager of the Fund.
This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's prospectus and any available supplements, available at www.driehaus.com/fund-resources or upon request by calling 1-800-560-6111.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.

Driehaus International Developed Equity Fund
DIDEX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Driehaus International Developed Equity Fund (“Fund”) for the period of April 30, 2024 (Commencement of Operations) to December 31, 2024. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Period April 30, 2024 (Commencement of Operations) to December 31, 2024
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus International Developed Equity Fund (DIDEX)	$53[1]	0.80%[2]
[1]	The Fund has less than one year of operations. Expenses would be higher if the Fund operated for a full year.
[2]	Annualized.
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned -0.51% for the eight-month period ended December 31, 2024. The Fund underperformed its performance benchmark, the MSCI World ex USA Growth Index (the "Benchmark"), which returned 0.10% during the same period.
Sectors that contributed to performance were industrials and consumer discretionary, and detractors were the information technology and energy sectors. From a country perspective Germany and United Kingdom were the top performing countries versus the Benchmark and Canda and Japan were the countries where the Fund underperformed the most.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Siemens Energy AG is one of three main players in the gas turbine and high voltage transformer markets. Power demand had been flat over the past decade, which meant no real investment in new capacity was necessary. However, over the past few years, there has been a steep change in power needs (this can mean 2-3%), which has put strain on the existing power generation landscape. As one of only a few players with the ability to ramp capacity, Siemens Energy’s turbine business has seen orders increase 50% in the 2024 fiscal year. Given the tight capacity, price increases are likely driving margins from 6% in 2022 to 15% over the next few years. The grid tech segment is in a similar situation but with transformers. As you plug more things into the grid (renewables etc.), the grid must be much more sophisticated. Both in the U.S. and Europe, the current electricity grid is decades old and is in dire need of investment. In total, Siemens Energy is benefiting from both powering the grid and connecting it; and
Rolls-Royce Holdings plc is a market leader in wide body aerospace engines. Engine manufacturers sell the engine for free, and get paid on aftermarket, which means they only make money if planes are in the air. This has worked very well over the years, helped by the fact that Boeing and Airbus have struggled to deliver new planes to their customers. This has put further pressure on the aftermarket (where Rolls Royce benefits), which has driven pricing up materially ahead of expectations. Better pricing and a leaner cost structure meant consensus operating profit estimates have increased 150% since January of 2023.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
ASML Holding NV is a Dutch manufacturer of EUV (Extreme Ultraviolet) lithography tools used to produce leading edge semiconductors. The stock performed poorly on the third quarter financial report due to weakness in orders and guided 2025 revenues at the low end of $30-40 billion versus expectations at the high end. Primarily this weakness came from a pullback in higher than normal China memory spend and ASML’s exposure to Intel which has been cutting capital expenses; and
Novo Nordisk A/S Class B is one of two main players in the GLP 1 space. There were high hopes that Cagrisema would at least be on par with Eli Lilly’s Zepbound. However, when Phase 3 data was released in December, it failed to show differentiation, putting into question its ability to compete. With an uncertain pipeline, there are risks that more competition will eat away at Novo’s market share in the GLP1 space.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the completed periods of the Fund since inception on April 30, 2024 compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	Since Inception
Driehaus International Developed Equity Fund (DIDEX)	-0.51%
MSCI World ex USA Index - Net	1.85%
MSCI World ex USA Growth Index - Net	0.10%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,805,922
Total number of portfolio holdings	48
Total advisory fees paid (after reimbursements)	$—
Portfolio turnover rate as of the end of the reporting period (not annualized)	62%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Northern Institutional Treasury Portfolio (Premier Class), 4.29%	6.7%
Siemens Energy AG	4.3%
Deutsche Telekom AG	3.7%
CRH PLC	3.6%
SAP SE	3.6%
Unilever PLC	3.2%
Grab Holdings Ltd. - A	3.0%
Lonza Group AG	3.0%
Mitsubishi Heavy Industries Ltd.	2.9%
Pan Pacific International Holdings Corp.	2.9%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.

Driehaus Micro Cap Growth Fund
DMCRX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Driehaus Micro Cap Growth Fund (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Micro Cap Growth Fund (DMCRX)	$158	1.37%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 30.58% for the year ended December 31, 2024. The Fund outperformed its performance benchmark, the Russell Microcap® Growth Index (the “Benchmark”), which returned 21.91% during the same time period.
The U.S. equity market ended the year experiencing broad dispersion of leadership in the fourth quarter. Growth outperformed value; and large caps and micro caps both outperformed small caps. Outperformance for the Fund compared to its Benchmark was driven by stock selection in the health care, industrials and consumer discretionary sectors. The Fund underperformed its Benchmark on a relative basis in information technology and consumer staples sectors.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
FTAI Aviation Ltd., which manufactures, sells, and leases aerospace products. Supply chain issues, problems at Boeing, and recent issues with new GTX engines have caused the aircraft market to tighten through a combination of delays in deliveries of newbuild aircraft and current planes having to be pulled from active fleet to perform engine maintenance. The lease market and thus the company has benefited; and
Modine Manufacturing Co. engages in the provision of thermal management products and solutions. The company experienced extraordinary growth in its data center segment, which drove positive earnings revisions. In September, the company hosted an investor day where they introduced fiscal year 2027 financial targets that were above consensus expectations.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Kura Sushi USA, Inc. ("KRUS") is a technology-enabled Japanese restaurant concept with 70 locations across the United States. KRUS was a top detractor after sales trends slowed in the spring due to pressure on restaurant spending in California, a key market for the company. Slower traffic caused the company to reduce revenue guidance which pressured the stock; and
Root, Inc offers auto insurance supported by industry-leading data science and technology capabilities. ROOT was a top detractor as the stock rose in response to an inflection to GAAP earnings per share profitability, helped by rate increases and reduced competition for new policies. The strategy was underweight the stock, causing it to detract from returns.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus Micro Cap Growth Fund (DMCRX)	30.58%	17.50%	16.32%
Russell 3000® Index	23.81%	13.86%	12.55%
Russell Microcap® Growth Index	21.91%	5.72%	5.30%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$298,232,109
Total number of portfolio holdings	133
Total advisory fees paid	$3,394,412
Portfolio turnover rate as of the end of the reporting period	116%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Crinetics Pharmaceuticals, Inc.	2.7%
Alkami Technology, Inc.	1.8%
Modine Manufacturing Co.	1.7%
Core Scientific, Inc.	1.6%
OneSpaWorld Holdings Ltd.	1.6%
Terawulf, Inc.	1.5%
Rhythm Pharmaceuticals, Inc.	1.5%
Palomar Holdings, Inc.	1.4%
The Vita Coco Co., Inc.	1.4%
QuinStreet, Inc.	1.4%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.

Driehaus Small Cap Growth Fund
Institutional Class/DNSMX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Driehaus Small Cap Growth Fund's Institutional Class (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Small Cap Growth Fund (Institutional Class/DNSMX)	$80	0.70%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 27.67% for the year ended December 31, 2024. The Fund outperformed its performance benchmark, the Russell 2000® Growth Index (the “Benchmark”), which returned 15.15% during the same period.
The U.S. equity market ended the year experiencing broad dispersion of leadership in the fourth quarter. Growth outperformed value; and large caps and micro caps both outperformed small caps. Outperformance for the Fund compared to its Benchmark was driven by stock selection in the industrials, health care and information technology sectors. The Fund did not underperform the Benchmark in any sectors for the year.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Super Micro Computer, Inc., which engages in the distribution and manufacture of server solutions and computer products. The company was a top contributor as the company realized strong growth from shipping Nvidia Hopper GPU based AI servers; and
FTAI Aviation Ltd., which manufactures, sells, and leases aerospace products. Supply chain issues, problems at Boeing, and recent issues with new GTX engines have caused the aircraft market to tighten through a combination of delays in deliveries of newbuild aircraft and current planes having to be pulled from active fleet to perform engine maintenance. The lease market and thus the company has benefited.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Applied Optoelectronics, Inc., which engages in the design and manufacture of optical communications products. The company reported first quarter sales 5% lower and guided June 2024 quarter’s sales 25% lower versus expectations as revenues from its leading customer, Microsoft, slipped to future periods; and
Enovix Corporation engages in the design and development of silicon-anode lithium-ion batteries. Enovix announced joint development agreements with several potential customers and entered customer qualification testing in 2024 due to high demand for the battery’s superior performance characteristics. However, there were slight delays in factory acceptance testing and site acceptance testing for the custom manufacturing equipment required for production. There is a high level of skepticism surrounding the company’s ability to manufacture and scale battery production, which has kept Enovix’s stock from appreciating despite great development progress overall.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $500,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus Small Cap Growth Fund (Institutional Class/DNSMX)	27.67%	14.96%	15.64%
Russell 3000® Index	23.81%	13.86%	12.55%
Russell 2000® Growth Index	15.15%	6.86%	8.09%
The Fund commenced operations on August 21, 2017 after succeeding to substantially all of the assets of Driehaus Institutional Small Cap, L.P. (the "Predecessor Partnership"), Driehaus Small Cap Investors, L.P., Driehaus Institutional Small Cap Recovery Fund, L.P. and Driehaus Small Cap Recovery Fund, L.P., which were managed by the same investment team with substantially the same investment objective, policies and philosophies as are followed by the Fund. Periods reflected in the graph and table above, prior to August 21, 2017 is that of the Predecessor Partnership.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,002,464,284
Total number of portfolio holdings	116
Total advisory fees paid	$4,860,243
Portfolio turnover rate as of the end of the reporting period	112%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Crinetics Pharmaceuticals, Inc.	2.4%
Astera Labs, Inc.	2.4%
CyberArk Software Ltd.	2.1%
FTAI Aviation Ltd.	2.0%
Modine Manufacturing Co.	1.8%
Glaukos Corp.	1.8%
Sprouts Farmers Market, Inc.	1.8%
Natera, Inc.	1.7%
Freshpet, Inc.	1.7%
Semtech Corp.	1.6%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Material Fund Changes
On September 17, 2024, the Board of Trustees of the Driehaus Mutual Funds approved the closure of the Fund to certain investors. This change, referred to as a "soft-close," was effective immediately after 4:00 pm Eastern Time on December 02, 2024.
This is a summary of certain changes to the Fund since January 01, 2024. For more complete information, you may review the Fund's prospectus and any applicable supplements, available at www.driehaus.com/fund-resources or upon request by calling 1-800-560-6111.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.

Driehaus Small Cap Growth Fund
Investor Class/DVSMX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Driehaus Small Cap Growth Fund's Investor Class (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Small Cap Growth Fund (Investor Class/DVSMX)	$102	0.90%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 27.44% for the year ended December 31, 2024. The Fund outperformed its performance benchmark, the Russell 2000® Growth Index (the “Benchmark”), which returned 15.15% during the same period.
The U.S. equity market ended the year experiencing broad dispersion of leadership in the fourth quarter. Growth outperformed value; and large caps and micro caps both outperformed small caps. Outperformance for the Fund compared to its Benchmark was driven by stock selection in the industrials, health care and information technology sectors. The Fund did not underperform the Benchmark in any sectors for the year.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Super Micro Computer, Inc., which engages in the distribution and manufacture of server solutions and computer products. The company was a top contributor as the company realized strong growth from shipping Nvidia Hopper GPU based AI servers; and
FTAI Aviation Ltd., which manufactures, sells, and leases aerospace products. Supply chain issues, problems at Boeing, and recent issues with new GTX engines have caused the aircraft market to tighten through a combination of delays in deliveries of newbuild aircraft and current planes having to be pulled from active fleet to perform engine maintenance. The lease market and thus the company has benefited.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Applied Optoelectronics, Inc., which engages in the design and manufacture of optical communications products. The company reported first quarter sales 5% lower and guided June 2024 quarter’s sales 25% lower versus expectations as revenues from its leading customer, Microsoft, slipped to future periods; and
Enovix Corporation engages in the design and development of silicon-anode lithium-ion batteries. Enovix announced joint development agreements with several potential customers and entered customer qualification testing in 2024 due to high demand for the battery’s superior performance characteristics. However, there were slight delays in factory acceptance testing and site acceptance testing for the custom manufacturing equipment required for production. There is a high level of skepticism surrounding the company’s ability to manufacture and scale battery production, which has kept Enovix’s stock from appreciating despite great development progress overall.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus Small Cap Growth Fund (Investor Class/DVSMX)	27.44%	14.65%	15.42%
Russell 3000® Index	23.81%	13.86%	12.55%
Russell 2000® Growth Index	15.15%	6.86%	8.09%
The Fund commenced operations on August 21, 2017 after succeeding to substantially all of the assets of Driehaus Institutional Small Cap, L.P. (the "Predecessor Partnership"), Driehaus Small Cap Investors, L.P., Driehaus Institutional Small Cap Recovery Fund, L.P. and Driehaus Small Cap Recovery Fund, L.P., which were managed by the same investment team with substantially the same investment objective, policies and philosophies as are followed by the Fund. Periods reflected in the graph and table above, prior to August 21, 2017 is that of the Predecessor Partnership.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,002,464,284
Total number of portfolio holdings	116
Total advisory fees paid	$4,860,243
Portfolio turnover rate as of the end of the reporting period	112%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
Crinetics Pharmaceuticals, Inc.	2.4%
Astera Labs, Inc.	2.4%
CyberArk Software Ltd.	2.1%
FTAI Aviation Ltd.	2.0%
Modine Manufacturing Co.	1.8%
Glaukos Corp.	1.8%
Sprouts Farmers Market, Inc.	1.8%
Natera, Inc.	1.7%
Freshpet, Inc.	1.7%
Semtech Corp.	1.6%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Material Fund Changes
On September 17, 2024, the Board of Trustees of the Driehaus Mutual Funds approved the closure of the Fund to certain investors. This change, referred to as a "soft-close", was effective immediately after 4:00 pm Eastern Time on December 02, 2024.
This is a summary of certain changes to the Fund since January 01, 2024. For more complete information, you may review the Fund's prospectus and any applicable supplements, available at www.driehaus.com/fund-resources or upon request by calling 1-800-560-6111.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.

Driehaus Small/Mid Cap Growth Fund
DSMDX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Driehaus Small/Mid Cap Growth Fund (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Small/Mid Cap Growth Fund (DSMDX)	$91	0.80%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 26.37% for the year ended December 31, 2024. The Fund outperformed its performance benchmark, the Russell 2500® Growth Index (the “Benchmark”), which returned 13.90% during the same period.
The U.S. equity market ended the year experiencing broad dispersion of leadership in the fourth quarter. Growth outperformed value; and large caps and micro caps both outperformed small caps. Outperformance for the Fund compared to its Benchmark was driven by stock selection in the information technology and industrials sectors. The Fund underperformed on a relative basis in the materials, energy and utilities sectors.
TOP PERFORMANCE CONTRIBUTORS
The top two contributors for the Fund by company were:
Super Micro Computer, Inc., which engages in the distribution and manufacture of server solutions and computer products. The company was a top contributor as the company realized strong growth from shipping Nvidia Hopper GPU based AI servers. Consensus estimates for 2024 revenues were revised higher from $12 billion at start of the year to $20 billion; and
Axon Enterprise Inc. develops advanced electronic control devices for law enforcement, military, and corrections/consumer markets. In August, the company reported second quarter 2024 revenue and earnings per share that exceeded consensus expectations by 5% and 17%. The company also raised its guidance for 2024 due to the strong second quarter results and potential for new products to expand its total addressable market. As a result, the company's stock performed strongly.
TOP PERFORMANCE DETRACTORS
The top two detractors for the Fund by company were:
Structure Therapeutics, Inc. is a company that is developing oral medicines for obesity and metabolic disorders. During the fourth quarter the company announced that they were moving forward with a highly-anticipated oral amylin agonist, however days later Novo-Nordisk A/S (NVO) announced data from an amylin program that was perceived by the market as disappointing; and
MongoDB ("MDB") engages in the development and provision of general-purpose database platform. MDB was a top detractor after lowering revenue guidance 2% in May due to tough macro conditions followed by core Atlas revenue tracking below expectations later in the year which brought into question the company’s competitive moat.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the completed periods of the Fund since inception on May 01, 2020 compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception
Driehaus Small/Mid Cap Growth Fund (DSMDX)	26.37%	17.90%
Russell 3000® Index	23.81%	18.41%
Russell 2500® Growth Index - Net	13.90%	12.14%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$60,916,490
Total number of portfolio holdings	109
Total advisory fees paid (after reimbursements)	$294,521
Portfolio turnover rate as of the end of the reporting period	129%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net asset of the Fund.
TOP TEN HOLDINGS
CyberArk Software Ltd.	2.4%
Astera Labs, Inc.	2.4%
Crinetics Pharmaceuticals, Inc.	2.4%
Natera, Inc.	2.2%
Axon Enterprise, Inc.	2.1%
FTAI Aviation Ltd.	1.8%
Curtiss-Wright Corp.	1.7%
Modine Manufacturing Co.	1.7%
Freshpet, Inc.	1.7%
Carvana Co.	1.7%
INDUSTRY SECTOR ALLOCATION
GEOGRAPHIC ALLOCATION
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.

Driehaus Event Driven Fund
DEVDX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Driehaus Event Driven Fund (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of a $10,000 Investment	Costs paid as a percentage of a $10,000 investment
Driehaus Event Driven Fund (DEVDX)	$141	1.39%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 3.07% for the year ended December 31, 2024. The Fund underperformed its performance benchmark, the S&P 500® Index, which returned 25.02% during the same period. It also underperformed the Morningstar Event Driven Category, which returned 3.86%.
TOP PERFORMANCE CONTRIBUTORS
Performance for the Fund was driven by two investment strategies; event driven credit and risk arbitrage. Two other investment strategies, the event driven equity and portfolio hedges, detracted from performance for the year.
The Fund’s largest gain stemmed from a private investment in a public equity (“PIPE”) within the industrials sector which was attractively priced at issuance and presents multiple compelling opportunities for value unlocking through strategic acquisitions. The second largest contributor was an investment in a life sciences company.
TOP PERFORMANCE DETRACTORS
The Fund’s largest single name detractors were event driven equities including a regional bank, a regional gaming operator, and an equipment rental provider. The Fund has maintained its investments in these positions, all of which we believe have identifiable catalysts to unlock value in 2025.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund compared with a broad measure of market performance as well as a category of mutual funds with characteristics relevant to the Fund.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Driehaus Event Driven Fund (DEVDX)	3.07%	6.35%	5.52%
S&P 500® Index	25.02%	14.53%	13.10%
Morningstar Event Driven Category	3.86%	3.68%	3.56%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit www.driehaus.com/fund-resources for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$223,227,985
Total number of portfolio holdings	64
Total advisory fees paid	$2,141,066
Portfolio turnover rate as of the end of the reporting period	81%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total exposure of the Fund.
Asset Type Allocation
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at www.driehaus.com/fund-resources. You can also request this information by contacting us at 1-800-560-6111.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-560-6111 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.driehaus.com/fund-resources.

Item 2. Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executiveofficer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether theseindividuals are employed by the registrant or a third party.

(b) No response required.

(c) There have been no amendments, during the period coveredby this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principalaccounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or athird party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’sprincipal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless ofwhether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of thisitem.

(e) Not applicable.

(f) The registrant's Code of Ethics for Principal Executive and Financial Officers is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has designated Christopher J. Towle as an audit committee financial expert. Christopher J. Towle is “independent,” as defined by this Item 3. Mr. Towle is a CFA charterholder and his relevant experience includes prior audit committee experience, experience reviewing financial statements, performing company specific financial analysis and creating financial models, as well as coursework in accounting.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended December 31, 2024 and 2023, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $296,000 and $265,500, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2024 and 2023, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.

For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”) entered into with E&Y for fiscal years 2024 and 2023, E&Y provided no audit-related services to DCM that were for engagements directly related to the registrant’s operations and financial reporting.

(c) Tax Fees

For the fiscal years ended December 31, 2024 and 2023, E&Y billed the registrant $106,550 and $110,050 respectively, for professional services rendered for tax compliance, tax advice, and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements and analysis related to foreign tax liabilities and passive foreign investment company status. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.

For fiscal years 2024 and 2023, E&Y provided no tax services to DCM that were for engagements directly related to the registrant’s operations and financial reporting.

(d) All Other Fees

For the fiscal years ended December 31, 2024 and 2023, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.

For fiscal years 2024 and 2023, E&Y provided no other services to DCM that were for engagements directly related to the registrant’s operations and financial reporting.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairperson of the Audit Committee may grant pre-approval for such engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairperson of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.

(f) Not applicable.

(g) Non-Audit Fees

For the fiscal years ended December 31, 2024 and 2023, E&Y billed the registrant $106,550 and $110,050, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2024 and 2023, E&Y billed DCM $0 and $0, respectively, in aggregate non-audit fees.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Financial Statements filed under Item 7 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) The Financial Statements are attached herewith.

(b) The Financial Highlights are attached herewith.

Driehaus Mutual Funds
Trustees & Officers
Theodore J. Beck
Chairman of the Board
Christopher J. Towle
Trustee
Dawn M. Vroegop
Trustee
Stephen T. Weber
President & Trustee
Robert M. Kurinsky
Vice President & Treasurer
Janet L. McWilliams
Chief Legal Officer &
Assistant Vice President
Anne Kochevar
Chief Compliance Officer &
Anti-Money Laundering
Compliance Officer
Tanya S. Tancheff
Secretary
Christina E. Algozine
Assistant Secretary
Malinda M. Sanborn
Assistant Treasurer
Investment Adviser
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611
Distributor
Foreside Financial Services, LLC
Three Canal Plaza
Portland, ME 04101
Administrator, Custodian & Transfer Agent
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603
Annual Financial Statements and Additional Information
December 31, 2024
Driehaus Emerging Markets Growth Fund
Driehaus Emerging Markets Small Cap Growth Fund
Driehaus Global Fund
Driehaus International Small Cap Growth Fund
Driehaus International Developed Equity Fund
Driehaus Micro Cap Growth Fund
Driehaus Small Cap Growth Fund
Driehaus Small/Mid Cap Growth Fund
Driehaus Event Driven Fund
Distributed by:
Foreside Financial Services, LLC
This report has been prepared for the shareholders of the Funds and is not an offer to sell or buy any Fund securities. Such offer is only made by the Funds' prospectus.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 96.24%
FAR EAST — 67.06%
China — 19.83%
China Merchants Bank Co. Ltd. - H	8,678,500	$44,298,370
Contemporary Amperex Technology Co. Ltd. - A	789,174	28,765,905
DiDi Global, Inc. - ADR 1,*	5,611,655	25,645,263
Fuyao Glass Industry Group Co. Ltd. - A	3,826,306	32,710,944
GDS Holdings Ltd. - ADR 1,*	759,537	18,046,599
Hansoh Pharmaceutical Group Co. Ltd. [2,3]	1,620,000	3,586,732
Hundsun Technologies, Inc. - A	1,514,400	5,806,054
Industrial & Commercial Bank of China Ltd. - H	78,899,000	52,600,604
KE Holdings, Inc. - ADR [1]	1,575,097	29,013,287
Luxshare Precision Industry Co. Ltd. - A	6,131,420	34,207,067
Meituan - B 2,3,*	2,227,300	43,306,220
Sieyuan Electric Co. Ltd. - A	1,974,648	19,667,351
Tencent Holdings Ltd.	4,807,145	256,570,918
Trip.com Group Ltd. - ADR 1,*	427,446	29,348,442
		623,573,756
India — 16.30%
ABB India Ltd.	96,864	7,804,833
Adani Ports & Special Economic Zone Ltd.	1,167,995	16,753,217
Bharat Electronics Ltd.	7,957,726	27,155,819
Bharti Airtel Ltd.	1,502,926	27,827,676
DLF Ltd.	1,534,831	14,743,969
Hindustan Aeronautics Ltd.	407,916	19,853,359
ICICI Bank Ltd. - SP ADR [1]	2,991,485	89,325,742
Info Edge India Ltd.	138,500	14,004,648
JSW Energy Ltd.	3,488,926	26,125,254
KEI Industries Ltd.	191,305	9,887,854
Kfin Technologies Ltd.	583,365	10,448,833
Lupin Ltd.	232,224	6,379,626
Mahindra & Mahindra Ltd.	781,757	27,364,005
MakeMyTrip Ltd. 1,*	68,831	7,728,345
Max Healthcare Institute Ltd.	1,262,655	16,597,757
Prestige Estates Projects Ltd.	1,157,212	22,859,243
Siemens Ltd.	142,589	10,859,043
Sun Pharmaceutical Industries Ltd.	740,845	16,303,680
Supreme Industries Ltd.	172,971	9,480,353
Suzlon Energy Ltd. *	10,833,393	7,844,810
Tata Consultancy Services Ltd.	494,394	23,593,216
The Indian Hotels Co. Ltd.	1,753,865	17,926,423
UltraTech Cement Ltd.	122,083	16,261,691
United Spirits Ltd.	1,386,074	26,278,914
Vedanta Ltd.	2,725,896	14,125,477
Zomato Ltd. *	7,746,612	25,094,076
		512,627,863
	Shares, Principal Amount, or Number of Contracts	Value
Taiwan — 15.19%
ASPEED Technology, Inc.	77,000	$7,793,023
Chunghwa Telecom Co. Ltd.	3,563,000	13,412,671
Delta Electronics, Inc.	3,699,000	48,417,125
Grand Process Technology Corp.	147,930	6,686,993
Gudeng Precision Industrial Co. Ltd.	741,000	10,999,346
Hon Hai Precision Industry Co. Ltd.	4,856,000	27,148,200
Realtek Semiconductor Corp.	666,000	11,510,109
Taiwan Semiconductor Manufacturing Co. Ltd.	2,387,400	77,590,625
Taiwan Semiconductor Manufacturing Co. Ltd. - SP ADR [1]	1,389,092	274,331,779
		477,889,871
South Korea — 7.52%
Hanwha Aerospace Co. Ltd. *	44,248	9,756,142
HD Hyundai Electric Co. Ltd.	101,469	26,088,401
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. *	151,925	23,364,480
KB Financial Group, Inc.	468,083	26,358,202
Kia Corp.	235,999	15,969,950
Macquarie Korea Infrastructure Fund	1,768,444	12,705,693
NAVER Corp.	125,137	16,697,032
Samsung Electronics Co. Ltd.	1,672,217	59,676,094
Samsung Life Insurance Co. Ltd.	161,187	10,314,534
SK Hynix, Inc.	311,128	35,652,259
		236,582,787
Hong Kong — 3.14%
AIA Group Ltd.	4,287,200	30,794,369
Hong Kong Exchanges & Clearing Ltd.	1,146,800	42,923,290
Techtronic Industries Co. Ltd.	1,894,500	24,905,003
		98,622,662
Indonesia — 1.34%
Bank Central Asia Tbk PT	43,243,275	25,919,723
Bank Mandiri Persero Tbk PT	45,627,300	16,060,972
		41,980,695
Singapore — 1.28%
Grab Holdings Ltd. - A 1,*	5,089,460	24,022,251
Yangzijiang Shipbuilding Holdings Ltd.	7,479,300	16,348,579
		40,370,830
Malaysia — 0.94%
Public Bank Bhd.	19,283,200	19,656,447
YTL Corp. Bhd.	16,447,200	9,801,543
		29,457,990
Philippines — 0.76%
BDO Unibank, Inc.	3,931,960	9,726,774

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
International Container Terminal Services, Inc.	2,140,987	$14,251,111
		23,977,885
Macau — 0.76%
Sands China Ltd. *	8,983,200	23,918,678
Total FAR EAST (Cost $1,643,469,756)		2,109,003,017
NORTH AMERICA — 8.28%
United States — 4.58%
EPAM System, Inc. *	66,980	15,661,264
Globant SA *	116,311	24,939,405
MercadoLibre, Inc. *	17,889	30,419,171
Southern Copper Corp.	471,173	42,937,995
Yum China Holdings, Inc.	621,335	29,929,707
		143,887,542
Mexico — 2.42%
Arca Continental SAB de CV	2,057,909	17,028,010
BBB Foods, Inc. - A 1,*	608,776	17,216,185
Corp. Inmobiliaria Vesta SAB de CV	5,384,007	13,736,951
Vista Energy SAB de CV - ADR 1,*	521,295	28,207,273
		76,188,419
Canada — 1.28%
Alamos Gold, Inc. - A [1]	1,153,312	21,267,074
Cameco Corp. [1]	371,103	19,070,983
		40,338,057
Total NORTH AMERICA (Cost $228,392,069)		260,414,018
EUROPE — 6.82%
Turkey — 2.00%
BIM Birlesik Magazalar A/S	1,582,250	23,641,042
Turk Hava Yollari A.O. *	2,677,119	21,244,396
Yapi ve Kredi Bankasi AS	20,666,319	17,859,164
		62,744,602
Greece — 1.38%
National Bank of Greece SA	3,857,410	30,540,779
OPAP SA	791,642	12,866,883
		43,407,662
Hungary — 0.85%
OTP Bank Nyrt.	490,294	26,795,682
Austria — 0.81%
Erste Group Bank AG	409,468	25,344,484
Poland — 0.77%
Powszechny Zaklad Ubezpieczen SA	2,181,936	24,236,907
United Kingdom — 0.55%
HSBC Holdings PLC	1,764,000	17,377,792
Switzerland — 0.29%
Coca-Cola HBC AG *	270,327	9,234,901
Portugal — 0.17%
Galp Energia SGPS SA	323,618	5,363,865
	Shares, Principal Amount, or Number of Contracts	Value
Russia — 0.00%
Polyus PJSC 1,*,^	63,751	$—
Total EUROPE (Cost $204,266,291)		214,505,895
SOUTH AMERICA — 5.83%
Brazil — 3.70%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP *	1,450,400	20,746,908
Direcional Engenharia SA	2,476,884	10,659,390
Embraer SA - SP ADR 1,*	301,178	11,047,209
Iguatemi SA	3,960,200	11,087,062
NU Holdings Ltd. - A 1,*	1,239,702	12,843,313
Petroleo Brasileiro SA - SP ADR [1]	2,040,061	26,235,184
Santos Brasil Participacoes SA	4,619,656	9,823,495
Telefonica Brasil SA *	1,827,200	13,927,779
		116,370,340
Peru — 1.28%
Credicorp Ltd. [1]	219,823	40,297,952
Argentina — 0.85%
Grupo Financiero Galicia SA - ADR 1,*	428,139	26,681,623
Total SOUTH AMERICA (Cost $187,678,932)		183,349,915
MIDDLE EAST — 5.45%
United Arab Emirates — 2.87%
Aldar Properties PJSC	12,224,522	25,550,248
Dubai Electricity & Water Authority PJSC	22,076,729	17,069,713
Emaar Properties PJSC	9,483,082	33,219,642
Emirates NBD Bank PJSC	2,475,215	14,464,021
		90,303,624
Saudi Arabia — 1.62%
Al Rajhi Bank	1,468,483	36,911,528
Dr Sulaiman Al Habib Medical Services Group Co.	189,030	14,106,566
		51,018,094
Israel — 0.96%
Teva Pharmaceutical Industries Ltd. - SP ADR 1,*	1,366,144	30,109,814
Total MIDDLE EAST (Cost $135,799,261)		171,431,532
AFRICA — 2.80%
South Africa — 2.80%
FirstRand Ltd.	9,815,958	39,373,735
Naspers Ltd. - N	152,385	33,746,800

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
Truworths International Ltd.	2,711,366	$14,886,382
		88,006,917
Total AFRICA (Cost $89,946,518)		88,006,917
Total COMMON STOCKS (Cost $2,489,552,827)		3,026,711,294
PREFERRED STOCKS — 0.69%
SOUTH AMERICA — 0.69%
Brazil — 0.69%
Itau Unibanco Holding SA - SP ADR, 4.54% [1,4]	4,379,892	21,724,264
Total SOUTH AMERICA (Cost $26,823,792)		21,724,264
Total PREFERRED STOCKS (Cost $26,823,792)		21,724,264
SHORT TERM INVESTMENTS — 2.59%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 4.37% [5] (Cost $81,588,217)	81,588,217	81,588,217

TOTAL INVESTMENTS (Cost $2,597,964,836)	99.52%	$3,130,023,775
Other Assets In Excess of Liabilities	0.48%	15,085,472
Net Assets	100.00%	$3,145,109,247

ADR	American Depositary Receipt
PJSC	Public Joint Stock Company
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $46,892,952, which represents 1% of Net Assets (see Note F in the Notes to Financial Statements).
[3]	Restricted securities - The Fund may own investment securities that have other legal or contractual limitations. At December 31, 2024, the value of restricted securities amounted to $46,892,952 or 1% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
Hansoh Pharmaceutical Group Co. Ltd.	8/6/24-8/7/24	3,765,700
Restricted Security	Acquisition Date	Acquisition Cost
Meituan - B	4/22/24-12/17/24	33,585,047

[4]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
[5]	7 day current yield as of December 31, 2024 is disclosed.
^	Security valued at fair value as determined in good faith by the Adviser, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees. The security is valued using significant unobservable inputs.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	96.24%
Preferred Stocks	0.69%
Short Term Investments	2.59%
Total Investments	99.52%
Other Assets In Excess of Liabilities	0.48%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
Far East	67.06%
North America	10.87%
Europe	6.82%
South America	6.52%
Middle East	5.45%
Africa	2.80%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2024

Industry	Percent of Net Assets
Aerospace & Defense	2.15%
Automobile Components	1.04%
Automobiles	1.38%
Banks	17.65%
Beverages	1.67%
Broadline Retail	2.04%
Capital Markets	2.10%
Chemicals	0.30%
Construction Materials	0.52%
Consumer Staples Distribution & Retail	1.30%
Diversified Telecommunication Services	0.87%
Electrical Equipment	3.19%
Electronic Equipment, Instruments & Components	3.49%
Financial Services	1.25%
Ground Transportation	1.58%
Health Care Providers & Services	0.98%
Hotels, Restaurants & Leisure	6.05%
Household Durables	0.34%
Independent Power and Renewable Electricity Producers	0.83%
Industrial Conglomerates	0.34%
Industry	Percent of Net Assets
Insurance	2.08%
Interactive Media & Services	9.14%
IT Services	2.61%
Machinery	2.05%
Metals & Mining	2.49%
Money Market Fund	2.59%
Multi-Utilities	0.85%
Oil, Gas & Consumable Fuels	2.52%
Passenger Airlines	0.68%
Pharmaceuticals	1.79%
Real Estate Management & Development	4.77%
Semiconductors & Semiconductor Equipment	13.49%
Software	0.18%
Specialty Retail	0.48%
Technology Hardware, Storage & Peripherals	1.90%
Transportation Infrastructure	1.29%
Water Utilities	0.66%
Wireless Telecommunication Services	0.88%
Other Assets In Excess of Liabilities	0.48%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 94.24%
FAR EAST — 63.64%
India — 31.87%
ACC Ltd.	26,255	$628,244
Aditya Birla Real Estate Ltd.	66,892	1,958,257
Angel One Ltd.	15,905	542,449
Azad Engineering Ltd. *	84,146	1,686,139
BLS International Services Ltd.	317,634	1,785,469
Brigade Enterprises Ltd.	67,744	980,330
Chalet Hotels Ltd. *	109,836	1,247,295
Genus Power Infrastructures Ltd.	118,061	527,185
Gujarat Fluorochemicals Ltd.	30,690	1,490,603
Home First Finance Co. India Ltd. [1,2]	100,863	1,241,044
Inox Wind Ltd. *	295,363	622,367
IRB Infrastructure Developers Ltd.	1,582,119	1,053,534
Jyoti CNC Automation Ltd. *	113,567	1,784,301
Kalyan Jewellers India Ltd.	218,334	1,949,987
Kaynes Technology India Ltd. *	22,992	1,986,377
KEI Industries Ltd.	37,452	1,935,756
Kfin Technologies Ltd.	153,672	2,752,467
Max Healthcare Institute Ltd.	124,889	1,641,681
Nuvama Wealth Management Ltd.	19,097	1,543,037
Shakti Pumps India Ltd.	64,073	796,721
SignatureGlobal India Ltd. *	85,289	1,357,358
Sobha Ltd.	58,508	1,076,609
Supreme Industries Ltd.	19,229	1,053,921
Syngene International Ltd. [1,2]	60,601	606,766
Titagarh Rail System Ltd.	114,188	1,467,110
Transformers & Rectifiers India Ltd.	120,626	1,598,921
Triveni Turbine Ltd.	169,391	1,460,755
United Breweries Ltd.	60,062	1,427,418
UNO Minda Ltd.	130,877	1,604,207
		39,806,308
South Korea — 10.01%
Hanwha Aerospace Co. Ltd. *	4,634	1,021,740
HD Hyundai Electric Co. Ltd.	19,647	5,051,383
HD Hyundai Marine Solution Co. Ltd.	17,923	1,951,801
Korea Aerospace Industries Ltd.	30,241	1,123,811
LIG Nex1 Co. Ltd.	12,887	1,926,972
Samsung Heavy Industries Co. Ltd. *	186,250	1,421,000
		12,496,707
China — 8.45%
Akeso, Inc. 1,2,*	114,000	887,205
China National Building Material Co. Ltd. - H	3,366,000	1,520,886
GDS Holdings Ltd. - ADR 3,*	121,668	2,890,832
Henan Pinggao Electric Co. Ltd. - A	746,600	1,963,266
	Shares, Principal Amount, or Number of Contracts	Value
Silergy Corp.	90,000	$1,104,703
SITC International Holdings Co. Ltd.	368,000	975,837
Xinyi Glass Holdings Ltd.	1,197,000	1,206,514
		10,549,243
Taiwan — 5.76%
ASPEED Technology, Inc.	15,000	1,518,122
Eclat Textile Co. Ltd.	64,000	991,665
Gudeng Precision Industrial Co. Ltd.	74,000	1,098,450
King Slide Works Co. Ltd.	42,000	1,977,349
Kinik Co.	185,000	1,611,773
		7,197,359
Vietnam — 4.18%
FPT Corp.	873,749	5,221,742
Malaysia — 1.32%
YTL Power International Bhd.	1,662,500	1,642,544
Kazakhstan — 1.15%
Kaspi.KZ JSC [2,3,4]	15,190	1,438,645
Hong Kong — 0.90%
Pacific Basin Shipping Ltd.	5,336,000	1,121,757
Total FAR EAST (Cost $60,866,741)		79,474,305
SOUTH AMERICA — 10.87%
Brazil — 7.50%
Cia Brasileira de Aluminio *	1,211,100	917,613
Cury Construtora e Incorporadora SA	558,504	1,574,869
Equatorial Energia SA	260,600	1,154,718
Inter & Co., Inc. - BDR	291,663	1,220,180
Orizon Valorizacao de Residuos SA *	236,000	1,444,951
PRIO SA	240,200	1,574,479
Santos Brasil Participacoes SA	695,900	1,479,801
		9,366,611
Argentina — 2.32%
Grupo Financiero Galicia SA - ADR 3,*	21,019	1,309,904
Pampa Energia SA - SP ADR 3,*	18,097	1,591,450
		2,901,354
Peru — 1.05%
Intercorp Financial Services, Inc. [3]	44,559	1,307,361
Total SOUTH AMERICA (Cost $12,736,602)		13,575,326
NORTH AMERICA — 7.73%
Mexico — 6.09%
Alsea SAB de CV	264,500	552,950
BBB Foods, Inc. - A 3,*	66,370	1,876,943
FIBRA Macquarie Mexico [1,2]	412,015	599,715
Prologis Property Mexico SA de CV	433,667	1,201,522

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
Vista Energy SAB de CV - ADR 3,*	62,424	$3,377,763
		7,608,893
Canada — 1.64%
Alamos Gold, Inc. - A [3]	48,832	900,462
Lundin Mining Corp.	132,600	1,141,092
		2,041,554
Total NORTH AMERICA (Cost $8,126,166)		9,650,447
AFRICA — 4.70%
South Africa — 4.70%
Clicks Group Ltd.	72,543	1,434,234
Foschini Group Ltd.	166,182	1,479,424
Growthpoint Properties Ltd.	2,182,553	1,466,542
Truworths International Ltd.	272,083	1,493,834
		5,874,034
Total AFRICA (Cost $5,586,499)		5,874,034
MIDDLE EAST — 4.12%
Saudi Arabia — 2.22%
Catrion Catering Holding Co.	47,236	1,531,966
Saudia Dairy & Foodstuff Co.	13,769	1,237,869
		2,769,835
United Arab Emirates — 1.03%
Emirates Central Cooling Systems Corp.	2,603,336	1,289,956
Qatar — 0.87%
Qatar Gas Transport Co. Ltd.	948,814	1,081,579
Total MIDDLE EAST (Cost $4,883,102)		5,141,370
EUROPE — 3.18%
Turkey — 3.18%
MLP Saglik Hizmetleri A/S 1,*	130,662	1,411,104
Pegasus Hava Tasimaciligi A/S *	162,970	980,725
Turkiye Sinai Kalkinma Bankasi A/S *	4,579,598	1,582,141
		3,973,970
Total EUROPE (Cost $4,193,172)		3,973,970
Total COMMON STOCKS (Cost $96,392,282)		117,689,452
	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 6.21%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 4.37% [5] (Cost $7,754,100)	7,754,100	$7,754,100

TOTAL INVESTMENTS (Cost $104,146,382)	100.45%	$125,443,552
Liabilities in Excess of Other Assets	(0.45)%	(560,421)
Net Assets	100.00%	$124,883,131

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
JSC	Joint Stock Company
SP ADR	Sponsored American Depositary Receipt

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $4,745,834, which represents 4% of Net Assets (see Note F in the Notes to Financial Statements).
[2]	Restricted securities - The Fund may own investment securities that have other legal or contractual limitations. At December 31, 2024, the value of restricted securities amounted to $4,773,375 or 4% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
Akeso, Inc.	10/25/23-10/30/23	4,601,194
FIBRA Macquarie Mexico	10/26/22-10/28/22	10,625,459
Home First Finance Co. India Ltd.	9/6/24-11/21/24	124,198,825
Kaspi.KZ JSC	4/27/23-5/2/23	1,230,550
Syngene International Ltd.	12/12/24	54,649,326

[3]	Foreign security denominated and/or traded in U.S. dollars.
[4]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund.
[5]	7 day current yield as of December 31, 2024 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	94.24%
Short Term Investments	6.21%
Total Investments	100.45%
Liabilities In Excess of Other Assets	(0.45)%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2024

Regional Weightings	Percent of Net Assets
Far East	63.64%
North America	13.94%
South America	10.87%
Africa	4.70%
Middle East	4.12%
Europe	3.18%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Schedule of Investments
December 31, 2024

Industry	Percent of Net Assets
Aerospace & Defense	3.26%
Automobile Components	1.28%
Banks	3.08%
Beverages	1.14%
Biotechnology	0.71%
Building Products	0.97%
Capital Markets	3.87%
Chemicals	2.03%
Commercial Services & Supplies	2.39%
Construction & Engineering	0.84%
Construction Materials	1.72%
Consumer Finance	1.15%
Consumer Staples Distribution & Retail	2.65%
Diversified Real Estate Investment Trusts	1.17%
Electric Utilities	2.19%
Electrical Equipment	10.12%
Electronic Equipment, Instruments & Components	2.01%
Financial Services	2.26%
Food Products	0.99%
Health Care Providers & Services	2.45%
Hotels, Restaurants & Leisure	1.44%
Household Durables	1.26%
Industry	Percent of Net Assets
Industrial Real Estate Investment Trusts	1.44%
IT Services	6.50%
Life Sciences Tools & Services	0.49%
Machinery	8.59%
Marine	1.68%
Metals & Mining	2.37%
Money Market Fund	6.21%
Multi-Utilities	1.32%
Oil, Gas & Consumable Fuels	4.84%
Paper & Forest Products	1.57%
Passenger Airlines	0.78%
Professional Services	1.43%
Real Estate Management & Development	2.74%
Semiconductors & Semiconductor Equipment	2.98%
Specialty Retail	2.38%
Technology Hardware, Storage & Peripherals	1.58%
Textiles, Apparel & Luxury Goods	2.35%
Transportation Infrastructure	1.19%
Water Utilities	1.03%
Liabilities In Excess of Other Assets	(0.45)%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 97.96%
NORTH AMERICA — 66.79%
United States — 65.32%
AbbVie, Inc.	2,453	$435,898
Alphabet, Inc. - A	3,554	672,772
Amazon.com, Inc. *	8,032	1,762,141
Apple, Inc.	11,036	2,763,635
AppLovin Corp. - A *	1,255	406,407
Astera Labs, Inc. *	7,539	998,541
Axon Enterprise, Inc. *	1,674	994,892
Bank of America Corp.	20,595	905,150
Broadcom, Inc.	5,549	1,286,480
Builders FirstSource, Inc. *	1,928	275,569
Burlington Stores, Inc. *	838	238,880
BWX Technologies, Inc.	2,003	223,114
Casey's General Stores, Inc.	1,348	534,118
Caterpillar, Inc.	899	326,121
Chipotle Mexican Grill, Inc. *	10,948	660,165
Cloudflare, Inc. - A *	4,349	468,300
Colgate-Palmolive Co.	4,212	382,913
Datadog, Inc. - A *	2,692	384,660
Discover Financial Services	4,009	694,479
Eli Lilly & Co.	782	603,704
EQT Corp.	6,929	319,496
Exxon Mobil Corp.	10,286	1,106,465
First Citizens BancShares, Inc. - A	539	1,138,918
Globant SA *	1,046	224,283
Huntington Bancshares, Inc.	21,130	343,785
Intuitive Surgical, Inc. *	936	488,555
JPMorgan Chase & Co.	4,511	1,081,332
KKR & Co., Inc.	9,351	1,383,107
Marvell Technology, Inc.	7,993	882,827
MercadoLibre, Inc. *	219	372,396
Meta Platforms, Inc. - A	3,047	1,784,049
Microsoft Corp.	4,163	1,754,705
Mondelez International, Inc. - A	4,684	279,775
MongoDB, Inc. *	936	217,910
Motorola Solutions, Inc.	1,784	824,618
NVIDIA Corp.	22,466	3,016,959
Philip Morris International, Inc.	3,447	414,847
Quanta Services, Inc.	2,171	686,145
Roper Technologies, Inc.	594	308,791
ServiceNow, Inc. *	618	655,154
Southern Copper Corp.	8,493	773,967
Spotify Technology SA *	1,843	824,521
Stryker Corp.	1,541	554,837
Tesla, Inc. *	1,679	678,047
The Boeing Co. *	2,988	528,876
The Southern Co.	3,344	275,278
The Trade Desk, Inc. - A *	7,149	840,222
Truist Financial Corp.	17,577	762,490
Uber Technologies, Inc. *	4,637	279,704
US Foods Holding Corp. *	5,716	385,601
	Shares, Principal Amount, or Number of Contracts	Value
Vertex Pharmaceuticals, Inc. *	897	$361,222
Walmart, Inc.	9,629	869,980
		39,436,801
Canada — 0.89%
Agnico Eagle Mines Ltd.	3,900	305,119
Suncor Energy, Inc.	6,500	232,019
		537,138
Mexico — 0.58%
Vista Energy SAB de CV - ADR 1,*	6,567	355,340
Total NORTH AMERICA (Cost $28,972,787)		40,329,279
EUROPE — 20.26%
United Kingdom — 7.87%
AstraZeneca PLC - SP ADR [1]	9,515	623,423
Barclays PLC	91,517	306,142
London Stock Exchange Group PLC	5,541	782,140
RELX PLC	16,423	744,110
Rolls-Royce Holdings PLC *	136,150	965,493
Shell PLC	31,331	983,267
Unilever PLC	6,080	345,469
		4,750,044
Germany — 3.90%
Deutsche Telekom AG	14,110	422,779
MTU Aero Engines AG	2,295	766,521
Siemens Energy AG *	11,051	586,495
Vonovia SE	19,089	581,124
		2,356,919
Switzerland — 3.31%
Alcon AG	4,713	399,604
Lonza Group AG	886	522,951
Novartis AG	4,288	417,468
On Holding AG - A 1,*	11,970	655,597
		1,995,620
France — 1.49%
Danone SA	13,304	899,081
Ireland — 1.12%
Linde PLC [1]	1,620	678,246
Netherlands — 1.02%
Adyen NV 2,3,*	220	326,937
Nebius Group NV 1,*	10,364	287,083
		614,020
Spain — 1.01%
Industria de Diseno Textil SA	11,896	609,360
Italy — 0.54%
UniCredit SpA	8,177	327,476
Total EUROPE (Cost $10,226,384)		12,230,766
FAR EAST — 8.86%
Japan — 3.11%
Hitachi Ltd.	11,500	281,636

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
Japan Airport Terminal Co. Ltd.	12,900	$406,722
Mitsubishi UFJ Financial Group, Inc.	26,700	311,715
Nippon Sanso Holdings Corp.	11,400	316,327
Pan Pacific International Holdings Corp.	20,600	559,635
		1,876,035
China — 2.21%
Tencent Holdings Ltd.	25,053	1,337,149
India — 1.01%
ICICI Bank Ltd. - SP ADR [1]	20,491	611,861
Taiwan — 0.98%
Taiwan Semiconductor Manufacturing Co. Ltd.	18,168	590,461
Hong Kong — 0.60%
AIA Group Ltd.	50,400	362,016
Australia — 0.51%
BHP Group Ltd.	12,532	305,498
Indonesia — 0.44%
Bank Central Asia Tbk PT	443,745	265,978
Total FAR EAST (Cost $4,191,886)		5,348,998
MIDDLE EAST — 2.05%
Israel — 2.05%
CyberArk Software Ltd. 1,*	1,588	529,042
Teva Pharmaceutical Industries Ltd. - SP ADR 1,*	32,195	709,578
		1,238,620
Total MIDDLE EAST (Cost $1,033,418)		1,238,620
Total COMMON STOCKS (Cost $44,424,475)		59,147,663
SHORT TERM INVESTMENTS — 2.15%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 4.37% [4] (Cost $1,296,485)	1,296,485	1,296,485

TOTAL INVESTMENTS (Cost $45,720,960)	100.11%	$60,444,148
Liabilities in Excess of Other Assets	(0.11)%	(68,646)
Net Assets	100.00%	$60,375,502

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $326,937, which represents 1% of Net Assets (see Note F in the Notes to Financial Statements).
[3]	Restricted securities - The Fund may own investment securities that have other legal or contractual limitations. At December 31, 2024, the value of restricted securities amounted to $326,937 or 1% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
Adyen NV	8/13/24-8/15/24	283,140

[4]	7 day current yield as of December 31, 2024 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	97.96%
Short Term Investments	2.15%
Total Investments	100.11%
Liabilities In Excess of Other Assets	(0.11)%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
North America	68.95%
Europe	20.25%
Far East	8.86%
Middle East	2.05%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Fund
Schedule of Investments
December 31, 2024

Industry	Percent of Net Assets
Aerospace & Defense	5.77%
Automobiles	1.12%
Banks	10.03%
Biotechnology	1.32%
Broadline Retail	4.47%
Building Products	0.46%
Capital Markets	3.59%
Chemicals	1.64%
Communications Equipment	1.37%
Construction & Engineering	1.14%
Consumer Finance	1.15%
Consumer Staples Distribution & Retail	2.96%
Diversified Telecommunication Services	0.70%
Electric Utilities	0.46%
Electrical Equipment	0.97%
Entertainment	1.37%
Financial Services	0.54%
Food Products	1.95%
Ground Transportation	0.46%
Health Care Equipment & Supplies	2.39%
Hotels, Restaurants & Leisure	1.09%
Household Products	0.63%
Industrial Conglomerates	0.47%
Industry	Percent of Net Assets
Insurance	0.60%
Interactive Media & Services	6.75%
IT Services	1.51%
Life Sciences Tools & Services	0.87%
Machinery	0.54%
Media	1.39%
Metals & Mining	2.30%
Money Market Fund	2.15%
Oil, Gas & Consumable Fuels	4.96%
Personal Care Products	0.57%
Pharmaceuticals	3.89%
Professional Services	1.23%
Real Estate Management & Development	0.96%
Semiconductors & Semiconductor Equipment	11.22%
Software	6.69%
Specialty Retail	1.41%
Technology Hardware, Storage & Peripherals	4.58%
Textiles, Apparel & Luxury Goods	1.08%
Tobacco	0.69%
Transportation Infrastructure	0.67%
Liabilities In Excess of Other Assets	(0.11)%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 96.65%
EUROPE — 42.87%
United Kingdom — 10.14%
Babcock International Group PLC	468,831	$2,932,473
ConvaTec Group PLC [1,2]	520,616	1,439,038
Cranswick PLC	46,534	2,834,150
Deliveroo PLC 1,2,*	652,380	1,158,918
Greggs PLC	58,594	2,043,638
Intermediate Capital Group PLC	130,315	3,358,770
Land Securities Group PLC	216,833	1,583,528
Marks & Spencer Group PLC	838,990	3,929,156
Paratus Energy Services Ltd. *	236,705	958,182
Renishaw PLC	38,450	1,626,599
RS GROUP PLC	244,593	2,083,974
		23,948,426
Germany — 6.18%
Auto1 Group SE 1,*	169,467	2,747,733
Bilfinger SE	47,096	2,254,415
CTS Eventim AG & Co. KGaA	17,047	1,441,070
LEG Immobilien SE	37,177	3,153,306
Nordex SE *	136,179	1,594,642
Scout24 SE [1,2]	38,648	3,410,260
		14,601,426
Switzerland — 5.87%
Belimo Holding AG	5,645	3,733,098
dormakaba Holding AG	2,801	1,987,714
Flughafen Zurich AG	15,569	3,737,486
PolyPeptide Group AG 1,2,*	44,193	1,381,429
Siegfried Holding AG *	2,784	3,028,302
		13,868,029
Italy — 4.42%
Banco BPM SpA	87,752	710,493
Buzzi SpA	63,523	2,344,944
Leonardo SpA	117,543	3,162,355
Saipem SpA *	1,609,971	4,211,263
		10,429,055
Spain — 2.66%
Fluidra SA	133,261	3,244,463
Indra Sistemas SA	84,406	1,491,150
Tecnicas Reunidas SA *	132,313	1,546,707
		6,282,320
France — 2.55%
Alstom SA *	107,614	2,401,199
Coface SA	79,259	1,181,152
Nexans SA	7,242	782,365
Sopra Steria Group	9,314	1,651,015
		6,015,731
Netherlands — 2.21%
Corbion NV	46,706	1,044,127
Fugro NV	85,890	1,488,312
Merus NV 3,*	37,315	1,569,096
	Shares, Principal Amount, or Number of Contracts	Value
Nebius Group NV 3,*	40,241	$1,114,676
		5,216,211
Belgium — 2.06%
Lotus Bakeries NV	227	2,540,836
Shurgard Self Storage Ltd.	24,188	897,382
Solvay SA	44,413	1,435,849
		4,874,067
Denmark — 1.81%
ALK-Abello A/S *	84,712	1,875,794
Netcompany Group A/S 1,2,*	51,216	2,411,192
		4,286,986
Ireland — 1.58%
Cairn Homes PLC	529,729	1,278,642
Greencore Group PLC *	1,012,778	2,452,017
		3,730,659
Austria — 1.25%
DO & CO AG *	15,796	2,945,212
Finland — 1.10%
Metso OYJ	279,063	2,597,954
Norway — 0.53%
Opera Ltd. - ADR [3]	65,525	1,241,043
Sweden — 0.51%
Hemnet Group AB	39,619	1,203,196
Total EUROPE (Cost $91,995,816)		101,240,315
FAR EAST — 41.05%
Japan — 21.49%
ABC-Mart, Inc.	69,200	1,396,101
Asics Corp.	231,300	4,512,150
Azbil Corp.	513,700	3,958,497
CKD Corp.	102,900	1,649,053
Cover Corp. *	87,201	1,448,189
Daifuku Co. Ltd.	113,000	2,321,576
Fujitec Co. Ltd.	93,750	3,628,006
Fukuoka Financial Group, Inc.	84,900	2,113,603
Hoshizaki Corp.	115,000	4,521,693
Jeol Ltd.	51,200	1,788,575
Kewpie Corp.	88,500	1,882,030
Modec, Inc.	124,000	2,617,451
Musashi Seimitsu Industry Co. Ltd.	64,900	1,602,442
Nichias Corp.	55,630	1,964,270
NOF Corp.	166,000	2,300,789
OBIC Business Consultants Co. Ltd.	31,300	1,365,410
Resonac Holdings Corp.	95,500	2,378,257
Ryohin Keikaku Co. Ltd.	204,100	4,646,941
Seria Co. Ltd.	83,300	1,492,785
Skylark Holdings Co. Ltd.	53,600	831,223
Yokogawa Electric Corp.	109,600	2,331,119
		50,750,160
India — 5.77%
APL Apollo Tubes Ltd.	96,646	1,766,203

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
Bharti Hexacom Ltd.	84,719	$1,437,542
ICICI Lombard General Insurance Co. Ltd. [1,2]	89,416	1,864,496
Max Healthcare Institute Ltd.	234,542	3,083,084
The Indian Hotels Co. Ltd.	383,568	3,920,485
United Breweries Ltd.	65,102	1,547,197
		13,619,007
Australia — 3.41%
AUB Group Ltd.	125,206	2,415,472
Catapult Group International Ltd. *	486,157	1,114,833
Nuix Ltd. *	197,105	769,175
Superloop Ltd. *	1,243,209	1,681,211
Worley Ltd.	246,264	2,082,320
		8,063,011
Taiwan — 3.17%
King Slide Works Co. Ltd.	55,000	2,589,386
Lotes Co. Ltd.	37,000	2,198,467
Wiwynn Corp.	34,000	2,699,170
		7,487,023
South Korea — 2.82%
HD Hyundai Marine Solution Co. Ltd.	11,498	1,252,123
Hyosung Heavy Industries Corp.	3,523	934,825
Hyundai Elevator Co. Ltd.	32,404	1,145,598
KT Corp.	82,749	2,462,230
LEENO Industrial, Inc.	6,782	866,189
		6,660,965
China — 1.94%
China National Building Material Co. Ltd. - H	2,460,000	1,111,521
Sunny Optical Technology Group Co. Ltd.	160,300	1,406,339
Uni-President China Holdings Ltd.	574,000	576,396
Xinyi Glass Holdings Ltd.	1,481,000	1,492,771
		4,587,027
Indonesia — 1.51%
Indosat Tbk PT	10,443,800	1,605,344
Sumber Alfaria Trijaya Tbk PT	11,009,200	1,949,439
		3,554,783
Singapore — 0.49%
SATS Ltd.	438,100	1,167,764
Thailand — 0.45%
Fabrinet 3,*	4,825	1,060,921
Total FAR EAST (Cost $84,181,908)		96,950,661
NORTH AMERICA — 8.87%
Canada — 8.16%
Air Canada *	113,600	1,759,182
Aritzia, Inc. *	96,500	3,587,575
Boardwalk REIT	52,874	2,363,320
	Shares, Principal Amount, or Number of Contracts	Value
Bombardier, Inc. - B *	24,600	$1,672,858
Capstone Copper Corp. *	325,400	2,012,457
Element Fleet Management Corp.	126,400	2,555,347
Kinaxis, Inc. *	25,311	3,048,695
Kraken Robotics, Inc. *	393,000	751,852
NFI Group, Inc. *	84,100	819,090
Xenon Pharmaceuticals, Inc. 3,*	18,143	711,206
		19,281,582
Mexico — 0.71%
GCC SAB de CV [2]	187,386	1,665,094
Total NORTH AMERICA (Cost $18,646,149)		20,946,676
AFRICA — 1.75%
South Africa — 1.75%
Growthpoint Properties Ltd.	2,139,707	1,437,752
Mr Price Group Ltd.	172,231	2,684,317
		4,122,069
Total AFRICA (Cost $3,093,042)		4,122,069
SOUTH AMERICA — 1.33%
Brazil — 1.33%
Direcional Engenharia SA	496,912	2,138,485
Embraer SA - SP ADR 3,*	27,565	1,011,084
		3,149,569
Total SOUTH AMERICA (Cost $2,515,317)		3,149,569
MIDDLE EAST — 0.78%
Israel — 0.78%
Cellebrite DI Ltd. 3,*	55,872	1,230,860
Global-e Online Ltd. 3,*	11,220	611,827
		1,842,687
Total MIDDLE EAST (Cost $1,850,944)		1,842,687
Total COMMON STOCKS (Cost $202,283,176)		228,251,977
PREFERRED STOCKS — 1.05%
EUROPE — 1.05%
Germany — 1.05%
FUCHS SE, 2.61% [4]	57,182	2,470,874
Total EUROPE (Cost $2,108,491)		2,470,874
Total PREFERRED STOCKS (Cost $2,108,491)		2,470,874

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
SHORT TERM INVESTMENTS — 2.22%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 4.37% [5] (Cost $5,242,754)	5,242,754	$5,242,754

TOTAL INVESTMENTS (Cost $209,634,421)	99.92%	$235,965,605
Other Assets In Excess of Liabilities	0.08%	199,192
Net Assets	100.00%	$236,164,797

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $14,413,066, which represents 6% of Net Assets (see Note F in the Notes to Financial Statements).
[2]	Restricted securities - The Fund may own investment securities that have other legal or contractual limitations. At December 31, 2024, the value of restricted securities amounted to $13,330,427 or 6% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
ConvaTec Group PLC	11/13/24-12/9/24	1,741,501
Deliveroo PLC	9/6/24-12/9/24	1,296,971
GCC SAB de CV	7/13/18-12/9/24	1,319,247
ICICI Lombard General Insurance Co. Ltd.	2/27/24-12/10/24	1,854,336
Netcompany Group A/S	11/13/24-12/9/24	2,504,200
PolyPeptide Group AG	3/19/24-12/9/24	1,354,240
Scout24 SE	5/12/23-12/9/24	2,616,749

[3]	Foreign security denominated and/or traded in U.S. dollars.
[4]	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
[5]	7 day current yield as of December 31, 2024 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	96.65%
Preferred Stocks	1.05%
Short Term Investments	2.22%
Total Investments	99.92%
Other Assets In Excess of Liabilities	0.08%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
Europe	43.92%
Far East	41.05%
North America	11.09%
Africa	1.75%
South America	1.33%
Middle East	0.78%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2024

Industry	Percent of Net Assets
Aerospace & Defense	3.72%
Automobile Components	0.68%
Banks	1.19%
Beverages	0.65%
Biotechnology	0.97%
Broadline Retail	2.86%
Building Products	3.88%
Capital Markets	1.42%
Chemicals	4.08%
Commercial Services & Supplies	3.28%
Construction & Engineering	1.51%
Construction Materials	2.17%
Consumer Staples Distribution & Retail	2.49%
Diversified Real Estate Investment Trusts	1.28%
Diversified Telecommunication Services	1.75%
Electrical Equipment	1.41%
Electronic Equipment, Instruments & Components	6.42%
Energy Equipment & Services	3.97%
Entertainment	1.22%
Food Products	4.35%
Health Care Equipment & Supplies	0.61%
Health Care Providers & Services	1.31%
Hotels, Restaurants & Leisure	3.37%
Household Durables	1.44%
Industry	Percent of Net Assets
Insurance	2.31%
Interactive Media & Services	2.42%
IT Services	2.35%
Life Sciences Tools & Services	1.87%
Machinery	9.98%
Metals & Mining	1.60%
Money Market Fund	2.22%
Passenger Airlines	0.74%
Pharmaceuticals	0.79%
Real Estate Management & Development	1.34%
Residential Real Estate Investment Trusts (REITs)	1.00%
Semiconductors & Semiconductor Equipment	0.37%
Software	3.72%
Specialized Real Estate Investment Trusts	0.38%
Specialty Retail	4.41%
Technology Hardware, Storage & Peripherals	2.24%
Textiles, Apparel & Luxury Goods	1.91%
Trading Companies & Distributors	0.88%
Transportation Infrastructure	2.07%
Wireless Telecommunication Services	1.29%
Other Assets In Excess of Liabilities	0.08%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Developed Equity Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 94.11%
EUROPE — 66.56%
United Kingdom — 18.49%
AstraZeneca PLC	214	$27,901
Barclays PLC	9,893	33,094
Compass Group PLC	1,455	48,413
Halma PLC	872	29,255
London Stock Exchange Group PLC	350	49,404
RELX PLC	889	40,280
Rolls-Royce Holdings PLC *	6,785	48,115
Unilever PLC	1,010	57,389
		333,851
Germany — 18.31%
BASF SE	450	19,733
Deutsche Telekom AG	2,232	66,878
Infineon Technologies AG	294	9,597
MTU Aero Engines AG	147	49,097
SAP SE	262	64,445
Siemens Energy AG *	1,452	77,060
Vonovia SE	1,440	43,838
		330,648
France — 8.95%
Alstom SA *	2,188	48,821
AXA SA	855	30,429
Danone SA	736	49,739
Sartorius Stedim Biotech	96	18,742
Sodexo SA	169	13,926
		161,657
Ireland — 4.90%
CRH PLC	703	65,077
Kerry Group PLC - A	243	23,436
		88,513
Switzerland — 4.71%
Alcon AG	362	30,693
Lonza Group AG	92	54,302
		84,995
Spain — 3.62%
Banco Bilbao Vizcaya Argentaria SA	1,558	15,244
Cellnex Telecom SA 1,2,*	495	15,636
Industria de Diseno Textil SA	675	34,576
		65,456
Netherlands — 2.17%
ASML Holding NV	56	39,224
Denmark — 1.92%
Novo Nordisk A/S - B	401	34,599
Italy — 1.88%
Saipem SpA *	7,133	18,658
UniCredit SpA	384	15,378
		34,036
	Shares, Principal Amount, or Number of Contracts	Value
Finland — 1.61%
Kone OYJ - B	597	$29,104
Total EUROPE (Cost $1,154,825)		1,202,083
FAR EAST — 21.23%
Japan — 18.19%
Hitachi Ltd.	2,000	48,980
Mitsubishi Heavy Industries Ltd.	3,800	52,987
Mitsubishi UFJ Financial Group, Inc.	3,500	40,861
Murata Manufacturing Co. Ltd.	1,228	19,482
Nintendo Co. Ltd.	300	17,472
Nippon Sanso Holdings Corp.	1,200	33,298
Pan Pacific International Holdings Corp.	1,900	51,617
Renesas Electronics Corp.	1,500	18,982
Resonac Holdings Corp.	1,200	29,884
Tokyo Electron Ltd.	100	15,032
		328,595
Singapore — 3.04%
Grab Holdings Ltd. - A 3,*	11,620	54,847
Total FAR EAST (Cost $379,983)		383,442
NORTH AMERICA — 6.32%
Canada — 6.32%
Air Canada *	1,500	23,229
Canadian Natural Resources Ltd.	600	18,524
Dollarama, Inc.	400	39,036
Thomson Reuters Corp.	207	33,239
		114,028
Total NORTH AMERICA (Cost $117,412)		114,028
Total COMMON STOCKS (Cost $1,652,220)		1,699,553
SHORT TERM INVESTMENTS — 6.74%
Northern Institutional Treasury Portfolio (Premier Class), 4.29% [4] (Cost $121,711)	121,711	121,711

TOTAL INVESTMENTS (Cost $1,773,931)	100.85%	$1,821,264
Liabilities in Excess of Other Assets	(0.85)%	(15,342)
Net Assets	100.00%	$1,805,922

PLC	Public Limited Company

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Developed Equity Fund
Schedule of Investments
December 31, 2024

[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $15,636, which represents 1% of Net Assets (see Note F in the Notes to Financial Statements).
[2]	Restricted securities - The Fund may own investment securities that have other legal or contractual limitations. At December 31, 2024, the value of restricted securities amounted to $15,636 or 1% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
Cellnex Telecom SA	10/10/24-12/23/24	17,484

[3]	Foreign security denominated and/or traded in U.S. dollars.
[4]	7 day current yield as of December 31, 2024 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	94.11%
Short Term Investments	6.74%
Total Investments	100.85%
Liabilities In Excess of Other Assets	(0.85)%
Net Assets	100.00%

Regional Weightings	Percent of Net Assets
Europe	66.56%
Far East	21.23%
North America	13.06%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Developed Equity Fund
Schedule of Investments
December 31, 2024

Industry	Percent of Net Assets
Aerospace & Defense	5.38%
Banks	5.78%
Broadline Retail	5.02%
Capital Markets	2.74%
Chemicals	4.59%
Construction Materials	3.60%
Diversified Telecommunication Services	4.57%
Electrical Equipment	4.27%
Electronic Equipment, Instruments & Components	2.70%
Energy Equipment & Services	1.03%
Entertainment	0.97%
Food Products	4.05%
Ground Transportation	3.04%
Health Care Equipment & Supplies	1.70%
Hotels, Restaurants & Leisure	3.45%
Industrial Conglomerates	2.71%
Industry	Percent of Net Assets
Insurance	1.69%
Life Sciences Tools & Services	4.05%
Machinery	7.24%
Money Market Fund	6.74%
Oil, Gas & Consumable Fuels	1.03%
Passenger Airlines	1.29%
Personal Care Products	3.18%
Pharmaceuticals	3.47%
Professional Services	4.07%
Real Estate Management & Development	2.43%
Semiconductors & Semiconductor Equipment	4.58%
Software	3.57%
Specialty Retail	1.91%
Liabilities In Excess of Other Assets	(0.85)%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 99.72%
HEALTH CARE — 29.64%
Biotechnology — 18.84%
ADMA Biologics, Inc. *	180,178	$3,090,053
Apogee Therapeutics, Inc. *	73,435	3,326,606
Arcutis Biotherapeutics, Inc. *	144,143	2,007,912
Astria Therapeutics, Inc. *	188,326	1,683,634
CareDx, Inc. *	67,252	1,439,865
Centessa Pharmaceuticals PLC - ADR 1,*	165,795	2,777,066
CG oncology, Inc. *	25,998	745,623
Crinetics Pharmaceuticals, Inc. *	155,879	7,970,093
Kiniksa Pharmaceuticals International PLC 1,*	80,618	1,594,624
Korro Bio, Inc. *	9,645	367,185
Larimar Therapeutics, Inc. *	120,456	466,165
Merus NV 1,*	35,169	1,478,857
Nurix Therapeutics, Inc. *	115,429	2,174,682
Nuvalent, Inc. - A *	30,049	2,352,236
Praxis Precision Medicines, Inc. *	21,664	1,667,261
Protagonist Therapeutics, Inc. *	44,623	1,722,448
Rhythm Pharmaceuticals, Inc. *	78,977	4,421,133
Scholar Rock Holding Corp. *	67,801	2,930,359
Spyre Therapeutics, Inc. *	68,778	1,601,152
Travere Therapeutics, Inc. *	113,343	1,974,435
Vaxcyte, Inc. *	17,573	1,438,526
Veracyte, Inc. *	70,644	2,797,502
Viridian Therapeutics, Inc. *	112,967	2,165,577
Xenon Pharmaceuticals, Inc. 1,*	101,837	3,992,010
		56,185,004
Health Care Equipment & Supplies — 5.04%
Axogen, Inc. *	126,271	2,080,946
Bioventus, Inc. - A *	147,153	1,545,107
Ceribell, Inc. *	36,810	952,643
LeMaitre Vascular, Inc.	34,579	3,186,109
Omnicell, Inc. *	27,980	1,245,670
PROCEPT BioRobotics Corp. *	41,873	3,371,614
Semler Scientific, Inc. *	24,634	1,330,236
TransMedics Group, Inc. *	20,844	1,299,623
		15,011,948
Pharmaceuticals — 4.66%
Edgewise Therapeutics, Inc. *	69,390	1,852,713
Ligand Pharmaceuticals, Inc. *	21,387	2,291,617
MBX Biosciences, Inc. *	90,320	1,664,598
Mind Medicine MindMed, Inc. 1,*	225,102	1,566,710
Septerna, Inc. *	68,645	1,571,970
Structure Therapeutics, Inc. - ADR 1,*	49,865	1,352,339
	Shares, Principal Amount, or Number of Contracts	Value
Terns Pharmaceuticals, Inc. *	122,438	$678,307
WaVe Life Sciences Ltd. 1,*	236,474	2,925,183
		13,903,437
Health Care Providers & Services — 1.10%
GeneDx Holdings Corp. *	42,693	3,281,384
Total HEALTH CARE (Cost $60,602,111)		88,381,773
INDUSTRIALS — 19.77%
Machinery — 4.33%
Atmus Filtration Technologies, Inc.	52,482	2,056,245
Blue Bird Corp. *	39,543	1,527,546
Federal Signal Corp.	17,168	1,586,152
Kornit Digital Ltd. 1,*	54,273	1,679,749
Mueller Water Products, Inc. - A	124,726	2,806,335
REV Group, Inc.	101,970	3,249,784
		12,905,811
Commercial Services & Supplies — 4.07%
ACV Auctions, Inc. - A *	186,575	4,030,020
BrightView Holdings, Inc. *	233,099	3,727,253
CECO Environmental Corp. *	76,706	2,318,822
VSE Corp.	21,706	2,064,241
		12,140,336
Construction & Engineering — 3.26%
Construction Partners, Inc. - A *	43,773	3,872,159
Primoris Services Corp.	29,264	2,235,770
Sterling Infrastructure, Inc. *	21,531	3,626,897
		9,734,826
Aerospace & Defense — 2.94%
AeroVironment, Inc. *	8,495	1,307,295
Byrna Technologies, Inc. *	42,438	1,222,639
Cadre Holdings, Inc.	39,822	1,286,251
Intuitive Machines, Inc. *	66,199	1,202,174
Kratos Defense & Security Solutions, Inc. *	141,554	3,734,194
		8,752,553
Electrical Equipment — 1.67%
American Superconductor Corp. *	123,877	3,051,091
Enovix Corp. *	84,415	917,591
Powell Industries, Inc.	4,536	1,005,404
		4,974,086
Trading Companies & Distributors — 1.40%
FTAI Aviation Ltd.	13,973	2,012,671
Xometry, Inc. - A *	50,916	2,172,076
		4,184,747

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
Professional Services — 0.74%
Innodata, Inc. *	55,661	$2,199,723
Ground Transportation — 0.50%
RXO, Inc. *	62,941	1,500,513
Building Products — 0.47%
AZZ, Inc.	17,024	1,394,606
Passenger Airlines — 0.39%
Sun Country Airlines Holdings, Inc. *	79,925	1,165,307
Total INDUSTRIALS (Cost $42,186,657)		58,952,508
INFORMATION TECHNOLOGY — 16.31%
Software — 9.57%
Agilysys, Inc. *	20,497	2,699,660
Alkami Technology, Inc. *	142,808	5,238,197
AvePoint, Inc. *	133,834	2,209,599
Blend Labs, Inc. - A *	320,452	1,349,103
Cipher Mining, Inc. *	267,361	1,240,555
Core Scientific, Inc. *	345,650	4,856,382
Olo, Inc. - A *	165,830	1,273,574
Porch Group, Inc. *	228,355	1,123,507
SoundHound AI, Inc. - A *	108,927	2,161,112
Terawulf, Inc. *	811,421	4,592,643
Weave Communications, Inc. *	112,418	1,789,695
		28,534,027
Semiconductors & Semiconductor Equipment — 3.49%
Alpha & Omega Semiconductor Ltd. *	41,208	1,525,932
Credo Technology Group Holding Ltd. *	21,953	1,475,461
MaxLinear, Inc. *	84,313	1,667,711
Semtech Corp. *	34,972	2,163,018
SiTime Corp. *	16,671	3,576,430
		10,408,552
IT Services — 1.34%
Applied Digital Corp. *	189,707	1,449,362
Grid Dynamics Holdings, Inc. *	114,984	2,557,244
		4,006,606
Electronic Equipment, Instruments & Components — 1.08%
Arlo Technologies, Inc. *	149,563	1,673,610
FARO Technologies, Inc. *	46,582	1,181,319
Gauzy Ltd. 1,*	35,267	349,496
		3,204,425
Communications Equipment — 0.83%
Applied Optoelectronics, Inc. *	67,096	2,473,159
Total INFORMATION TECHNOLOGY (Cost $34,901,579)		48,626,769
	Shares, Principal Amount, or Number of Contracts	Value
CONSUMER DISCRETIONARY — 12.02%
Hotels, Restaurants & Leisure — 4.04%
Genius Sports Ltd. 1,*	379,669	$3,284,137
Kura Sushi USA, Inc. - A *	34,909	3,162,057
Rush Street Interactive, Inc. *	290,510	3,985,797
Sweetgreen, Inc. - A *	50,734	1,626,532
		12,058,523
Diversified Consumer Services — 2.80%
OneSpaWorld Holdings Ltd. [1]	243,975	4,855,102
Stride, Inc. *	33,603	3,492,360
		8,347,462
Specialty Retail — 2.43%
Petco Health & Wellness Co., Inc. *	237,526	904,974
Revolve Group, Inc. *	57,018	1,909,533
The RealReal, Inc. *	124,783	1,363,878
Warby Parker, Inc. - A *	126,726	3,068,037
		7,246,422
Automobile Components — 1.72%
Modine Manufacturing Co. *	44,282	5,133,612
Textiles, Apparel & Luxury Goods — 0.58%
Wolverine World Wide, Inc.	78,012	1,731,867
Leisure Products — 0.45%
Latham Group, Inc. *	193,001	1,343,287
Total CONSUMER DISCRETIONARY (Cost $24,903,467)		35,861,173
FINANCIALS — 9.80%
Insurance — 4.72%
Bowhead Specialty Holdings, Inc. *	44,577	1,583,375
HCI Group, Inc.	32,632	3,802,607
Palomar Holdings, Inc. *	39,283	4,147,892
Skyward Specialty Insurance Group, Inc. *	59,543	3,009,303
TWFG, Inc. *	50,049	1,541,509
		14,084,686
Financial Services — 1.47%
Payoneer Global, Inc. *	252,666	2,536,767
Sezzle, Inc. *	7,194	1,840,225
		4,376,992
Capital Markets — 1.26%
P10, Inc. - A	138,324	1,744,266
Perella Weinberg Partners	84,628	2,017,531
		3,761,797
Consumer Finance — 1.18%
LendingClub Corp. *	217,641	3,523,608
Banks — 1.17%
Coastal Financial Corp. *	12,644	1,073,602

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
Pathward Financial, Inc.	32,615	$2,399,812
		3,473,414
Total FINANCIALS (Cost $20,771,764)		29,220,497
ENERGY — 4.40%
Oil, Gas & Consumable Fuels — 3.72%
BKV Corp. *	52,753	1,254,466
Centrus Energy Corp. - A *	20,451	1,362,241
Golar LNG Ltd. [1]	44,045	1,863,985
Gulfport Energy Corp. *	14,010	2,580,642
Sable Offshore Corp. *	64,004	1,465,692
Uranium Energy Corp. *	385,280	2,577,523
		11,104,549
Energy Equipment & Services — 0.68%
Solaris Energy Infrastructure, Inc.	70,407	2,026,313
Total ENERGY (Cost $11,003,389)		13,130,862
COMMUNICATION SERVICES — 3.31%
Interactive Media & Services — 1.85%
MediaAlpha, Inc. - A *	126,217	1,424,990
QuinStreet, Inc. *	177,134	4,086,481
		5,511,471
Media — 1.46%
Gambling.com Group Ltd. 1,*	66,905	942,022
Magnite, Inc. *	214,325	3,412,054
		4,354,076
Total COMMUNICATION SERVICES (Cost $9,182,506)		9,865,547
CONSUMER STAPLES — 2.36%
Beverages — 1.39%
The Vita Coco Co., Inc. *	112,302	4,145,067
Food Products — 0.61%
Vital Farms, Inc. *	48,506	1,828,191
Consumer Staples Distribution & Retail — 0.36%
Guardian Pharmacy Services, Inc. - A *	53,141	1,076,637
Total CONSUMER STAPLES (Cost $4,936,926)		7,049,895
MATERIALS — 1.55%
Construction Materials — 1.29%
Knife River Corp. *	37,943	3,856,526
Containers & Packaging — 0.26%
Ranpak Holdings Corp. *	112,094	771,207
Total MATERIALS (Cost $2,917,991)		4,627,733
	Shares, Principal Amount, or Number of Contracts	Value
REAL ESTATE — 0.56%
Real Estate Management & Development — 0.56%
Landbridge Co. LLC - A	25,784	$1,665,646
Total REAL ESTATE (Cost $1,273,995)		1,665,646
Total COMMON STOCKS (Cost $212,680,385)		297,382,403
SHORT TERM INVESTMENTS — 0.27%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 4.37% [2] (Cost $811,597)	811,597	811,597

TOTAL INVESTMENTS (Cost $213,491,982)	99.99%	$298,194,000
Other Assets In Excess of Liabilities	0.01%	38,109
Net Assets	100.00%	$298,232,109

ADR	American Depositary Receipt
PLC	Public Limited Company

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2024 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	99.72%
Short Term Investments	0.27%
Total Investments	99.99%
Other Assets In Excess of Liabilities	0.01%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Schedule of Investments
December 31, 2024

Industry	Percent of Net Assets
Aerospace & Defense	2.94%
Automobile Components	1.72%
Banks	1.17%
Beverages	1.39%
Biotechnology	18.84%
Building Products	0.47%
Capital Markets	1.26%
Commercial Services & Supplies	4.07%
Communications Equipment	0.83%
Construction & Engineering	3.26%
Construction Materials	1.29%
Consumer Finance	1.18%
Consumer Staples Distribution & Retail	0.36%
Containers & Packaging	0.26%
Diversified Consumer Services	2.80%
Electrical Equipment	1.67%
Electronic Equipment, Instruments & Components	1.08%
Energy Equipment & Services	0.68%
Financial Services	1.47%
Food Products	0.61%
Ground Transportation	0.50%
Health Care Equipment & Supplies	5.04%
Industry	Percent of Net Assets
Health Care Providers & Services	1.10%
Hotels, Restaurants & Leisure	4.04%
Insurance	4.72%
Interactive Media & Services	1.85%
IT Services	1.34%
Leisure Products	0.45%
Machinery	4.33%
Media	1.46%
Money Market Fund	0.27%
Oil, Gas & Consumable Fuels	3.72%
Passenger Airlines	0.39%
Pharmaceuticals	4.66%
Professional Services	0.74%
Real Estate Management & Development	0.56%
Semiconductors & Semiconductor Equipment	3.49%
Software	9.57%
Specialty Retail	2.43%
Textiles, Apparel & Luxury Goods	0.58%
Trading Companies & Distributors	1.40%
Other Assets In Excess of Liabilities	0.01%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 99.33%
INDUSTRIALS — 24.78%
Aerospace & Defense — 7.39%
AeroVironment, Inc. *	38,114	$5,865,363
Axon Enterprise, Inc. *	23,799	14,144,221
Curtiss-Wright Corp.	44,279	15,713,289
Embraer SA - SP ADR 1,*	340,182	12,477,876
Leonardo DRS, Inc. *	286,313	9,250,773
Loar Holdings, Inc. *	69,624	5,145,910
Moog, Inc. - A	32,494	6,396,119
Rocket Lab USA, Inc. *	200,951	5,118,222
		74,111,773
Machinery — 6.42%
Allison Transmission Holdings, Inc.	73,822	7,977,205
Chart Industries, Inc. *	39,086	7,459,172
Crane Co.	68,570	10,405,498
Federal Signal Corp.	83,412	7,706,435
Flowserve Corp.	228,281	13,130,723
John Bean Technologies Corp.	76,281	9,695,315
SPX Technologies, Inc. *	54,537	7,936,224
		64,310,572
Trading Companies & Distributors — 3.01%
Applied Industrial Technologies, Inc.	21,534	5,156,747
Beacon Roofing Supply, Inc. *	44,753	4,546,010
FTAI Aviation Ltd.	142,006	20,454,544
		30,157,301
Construction & Engineering — 2.63%
Comfort Systems USA, Inc.	18,688	7,924,833
Construction Partners, Inc. - A *	59,121	5,229,844
Everus Construction Group, Inc. *	72,768	4,784,496
Sterling Infrastructure, Inc. *	49,882	8,402,623
		26,341,796
Commercial Services & Supplies — 1.44%
ACV Auctions, Inc. - A *	290,616	6,277,306
Tetra Tech, Inc.	205,594	8,190,865
		14,468,171
Building Products — 1.33%
AAON, Inc.	113,499	13,356,562
Ground Transportation — 0.97%
RXO, Inc. *	211,976	5,053,508
Saia, Inc. *	10,247	4,669,865
		9,723,373
Professional Services — 0.72%
Parsons Corp. *	77,932	7,189,227
Passenger Airlines — 0.51%
Alaska Air Group, Inc. *	79,302	5,134,805
	Shares, Principal Amount, or Number of Contracts	Value
Electrical Equipment — 0.36%
Enovix Corp. *	333,982	$3,630,384
Total INDUSTRIALS (Cost $174,880,374)		248,423,964
INFORMATION TECHNOLOGY — 22.80%
Software — 10.80%
Alkami Technology, Inc. *	205,412	7,534,512
Clearwater Analytics Holdings, Inc. - A *	314,802	8,663,351
CommVault Systems, Inc. *	77,756	11,734,158
Core Scientific, Inc. *	1,065,665	14,972,593
CyberArk Software Ltd. 1,*	62,510	20,825,206
Monday.com Ltd. 1,*	52,886	12,451,480
Nutanix, Inc. - A *	116,731	7,141,602
QXO, Inc.	158,813	2,525,127
Terawulf, Inc. *	1,337,789	7,571,886
Varonis Systems, Inc. *	157,041	6,977,332
Vertex, Inc. - A *	147,328	7,859,949
		108,257,196
Semiconductors & Semiconductor Equipment — 7.47%
Astera Labs, Inc. *	183,211	24,266,297
Camtek Ltd. [1]	78,231	6,318,718
Credo Technology Group Holding Ltd. *	165,296	11,109,544
Impinj, Inc. *	37,657	5,470,056
Semtech Corp. *	265,236	16,404,846
SiTime Corp. *	52,745	11,315,385
		74,884,846
Electronic Equipment, Instruments & Components — 3.73%
Badger Meter, Inc.	39,308	8,338,013
Coherent Corp. *	171,601	16,255,763
Fabrinet 1,*	23,764	5,225,228
Itron, Inc. *	69,835	7,582,684
		37,401,688
IT Services — 0.80%
Wix.com Ltd. 1,*	37,201	7,981,475
Total INFORMATION TECHNOLOGY (Cost $180,355,926)		228,525,205
HEALTH CARE — 21.15%
Biotechnology — 14.33%
Apogee Therapeutics, Inc. *	234,762	10,634,719
Avidity Biosciences, Inc. *	180,981	5,262,927
Crinetics Pharmaceuticals, Inc. *	479,167	24,499,809
Insmed, Inc. *	14,810	1,022,482
Janux Therapeutics, Inc. *	71,855	3,847,117
Krystal Biotech, Inc. *	18,161	2,845,102
Kymera Therapeutics, Inc. *	181,560	7,304,159
Merus NV 1,*	141,093	5,932,961

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
Natera, Inc. *	107,650	$17,040,995
Nuvalent, Inc. - A *	86,222	6,749,458
PTC Therapeutics, Inc. *	132,275	5,970,893
Rhythm Pharmaceuticals, Inc. *	123,968	6,939,729
Spyre Therapeutics, Inc. *	186,935	4,351,847
Travere Therapeutics, Inc. *	233,743	4,071,803
Ultragenyx Pharmaceutical, Inc. *	169,265	7,120,978
Vaxcyte, Inc. *	135,051	11,055,275
Veracyte, Inc. *	131,895	5,223,042
Xenon Pharmaceuticals, Inc. 1,*	351,844	13,792,285
		143,665,581
Health Care Equipment & Supplies — 4.17%
Glaukos Corp. *	119,541	17,923,977
Globus Medical, Inc. - A *	65,339	5,404,189
Integer Holdings Corp. *	71,152	9,429,063
Lantheus Holdings, Inc. *	51,059	4,567,738
TransMedics Group, Inc. *	71,679	4,469,186
		41,794,153
Pharmaceuticals — 2.65%
Edgewise Therapeutics, Inc. *	146,309	3,906,450
Intra-Cellular Therapies, Inc. *	75,420	6,299,078
Septerna, Inc. *	177,714	4,069,651
Structure Therapeutics, Inc. - ADR 1,*	172,638	4,681,943
WaVe Life Sciences Ltd. 1,*	612,074	7,571,355
		26,528,477
Total HEALTH CARE (Cost $173,654,219)		211,988,211
CONSUMER DISCRETIONARY — 11.43%
Hotels, Restaurants & Leisure — 4.88%
Cava Group, Inc. *	104,594	11,798,203
Dutch Bros, Inc. - A *	181,912	9,528,551
Life Time Group Holdings, Inc. *	426,791	9,440,617
Shake Shack, Inc. - A *	68,324	8,868,455
Sweetgreen, Inc. - A *	290,010	9,297,721
		48,933,547
Specialty Retail — 3.44%
Abercrombie & Fitch Co. - A *	35,462	5,300,505
Boot Barn Holdings, Inc. *	64,315	9,764,303
Carvana Co. *	57,364	11,665,543
Lithia Motors, Inc.	21,815	7,797,336
		34,527,687
Automobile Components — 1.81%
Modine Manufacturing Co. *	156,075	18,093,775
Household Durables — 0.68%
Champion Homes, Inc. *	77,573	6,834,181
	Shares, Principal Amount, or Number of Contracts	Value
Diversified Consumer Services — 0.62%
Stride, Inc. *	59,367	$6,170,012
Total CONSUMER DISCRETIONARY (Cost $86,451,704)		114,559,202
FINANCIALS — 7.03%
Insurance — 2.78%
HCI Group, Inc.	52,095	6,070,630
Kemper Corp.	130,589	8,676,333
Palomar Holdings, Inc. *	49,619	5,239,270
Skyward Specialty Insurance Group, Inc. *	155,601	7,864,075
		27,850,308
Consumer Finance — 1.53%
LendingClub Corp. *	394,508	6,387,085
Upstart Holdings, Inc. *	144,711	8,909,856
		15,296,941
Banks — 1.39%
The Bancorp, Inc. *	116,678	6,140,763
Western Alliance Bancorp	93,459	7,807,565
		13,948,328
Capital Markets — 0.83%
Evercore, Inc. - A	30,158	8,359,496
Financial Services — 0.50%
Paymentus Holdings, Inc. - A *	153,914	5,028,370
Total FINANCIALS (Cost $56,265,865)		70,483,443
CONSUMER STAPLES — 4.79%
Consumer Staples Distribution & Retail — 1.75%
Sprouts Farmers Market, Inc. *	138,265	17,569,334
Food Products — 1.66%
Freshpet, Inc. *	112,112	16,604,908
Personal Care Products — 1.38%
BellRing Brands, Inc. *	184,195	13,877,251
Total CONSUMER STAPLES (Cost $26,524,790)		48,051,493
ENERGY — 2.85%
Oil, Gas & Consumable Fuels — 2.22%
Cameco Corp. [1]	149,629	7,689,434
Gulfport Energy Corp. *	30,212	5,565,051
Uranium Energy Corp. *	1,340,248	8,966,259
		22,220,744
Energy Equipment & Services — 0.63%
TechnipFMC PLC [1]	218,866	6,333,982
Total ENERGY (Cost $20,459,102)		28,554,726

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
MATERIALS — 2.80%
Construction Materials — 1.44%
Knife River Corp. *	141,690	$14,401,372
Metals & Mining — 1.36%
Carpenter Technology Corp.	51,059	8,665,223
Pan American Silver Corp. [1]	247,773	5,009,970
		13,675,193
Total MATERIALS (Cost $21,098,933)		28,076,565
COMMUNICATION SERVICES — 1.22%
Interactive Media & Services — 0.67%
QuinStreet, Inc. *	294,087	6,784,587
Media — 0.55%
Magnite, Inc. *	344,432	5,483,358
Total COMMUNICATION SERVICES (Cost $10,723,583)		12,267,945
REAL ESTATE — 0.48%
Real Estate Management & Development — 0.48%
Compass, Inc. - A *	825,988	4,832,030
Total REAL ESTATE (Cost $4,717,892)		4,832,030
Total COMMON STOCKS (Cost $755,132,388)		995,762,784
SHORT TERM INVESTMENTS — 1.21%
Northern Institutional U.S. Government Select Portfolio (Shares Class), 4.37% [2] (Cost $12,077,060)	12,077,060	12,077,060

TOTAL INVESTMENTS (Cost $767,209,448)	100.54%	$1,007,839,844
Liabilities In Excess of Other Assets	(0.54)%	(5,375,560)
Net Assets	100.00%	$1,002,464,284

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2024 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	99.33%
Short Term Investments	1.21%
Total Investments	100.54%
Liabilities In Excess of Other Assets	(0.54)%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund
Schedule of Investments
December 31, 2024

Industry	Percent of Net Assets
Aerospace & Defense	7.39%
Automobile Components	1.81%
Banks	1.39%
Biotechnology	14.33%
Building Products	1.33%
Capital Markets	0.83%
Commercial Services & Supplies	1.44%
Construction & Engineering	2.63%
Construction Materials	1.44%
Consumer Finance	1.53%
Consumer Staples Distribution & Retail	1.75%
Diversified Consumer Services	0.62%
Electrical Equipment	0.36%
Electronic Equipment, Instruments & Components	3.73%
Energy Equipment & Services	0.63%
Financial Services	0.50%
Food Products	1.66%
Ground Transportation	0.97%
Health Care Equipment & Supplies	4.17%
Hotels, Restaurants & Leisure	4.88%
Household Durables	0.68%
Industry	Percent of Net Assets
Insurance	2.78%
Interactive Media & Services	0.67%
IT Services	0.80%
Machinery	6.42%
Media	0.55%
Metals & Mining	1.36%
Money Market Fund	1.21%
Oil, Gas & Consumable Fuels	2.22%
Passenger Airlines	0.51%
Personal Care Products	1.38%
Pharmaceuticals	2.65%
Professional Services	0.72%
Real Estate Management & Development	0.48%
Semiconductors & Semiconductor Equipment	7.47%
Software	10.80%
Specialty Retail	3.44%
Trading Companies & Distributors	3.01%
Liabilities In Excess of Other Assets	(0.54)%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
COMMON STOCKS — 99.14%
INDUSTRIALS — 23.45%
Aerospace & Defense — 7.90%
Axon Enterprise, Inc. *	2,174	$1,292,052
BWX Technologies, Inc.	4,777	532,110
Curtiss-Wright Corp.	2,994	1,062,481
HEICO Corp.	2,258	536,817
Howmet Aerospace, Inc.	3,490	381,701
Leonardo DRS, Inc. *	22,198	717,217
Rocket Lab USA, Inc. *	11,286	287,455
		4,809,833
Construction & Engineering — 4.21%
Comfort Systems USA, Inc.	1,779	754,403
EMCOR Group, Inc.	1,274	578,268
Quanta Services, Inc.	2,721	859,972
Valmont Industries, Inc.	1,219	373,831
		2,566,474
Machinery — 2.81%
Allison Transmission Holdings, Inc.	3,789	409,439
Crane Co.	3,734	566,635
Flowserve Corp.	12,791	735,738
		1,711,812
Trading Companies & Distributors — 2.10%
Core & Main, Inc. - A *	3,595	183,021
FTAI Aviation Ltd.	7,594	1,093,840
		1,276,861
Commercial Services & Supplies — 2.06%
Clean Harbors, Inc. *	3,372	776,032
Tetra Tech, Inc.	11,997	477,961
		1,253,993
Building Products — 1.71%
AAON, Inc.	3,620	426,001
Lennox International, Inc.	1,009	614,784
		1,040,785
Ground Transportation — 1.21%
Saia, Inc. *	669	304,883
XPO, Inc. *	3,305	433,451
		738,334
Passenger Airlines — 0.54%
Alaska Air Group, Inc. *	5,071	328,347
Electrical Equipment — 0.47%
Acuity Brands, Inc.	984	287,456
Professional Services — 0.44%
Parsons Corp. *	2,939	271,123
Total INDUSTRIALS (Cost $10,334,572)		14,285,018
	Shares, Principal Amount, or Number of Contracts	Value
HEALTH CARE — 20.55%
Biotechnology — 14.31%
Alnylam Pharmaceuticals, Inc. *	883	$207,779
Apogee Therapeutics, Inc. *	9,940	450,282
Argenx SE - ADR 1,*	1,249	768,135
Ascendis Pharma A/S - ADR 1,*	2,334	321,322
Avidity Biosciences, Inc. *	8,999	261,691
Crinetics Pharmaceuticals, Inc. *	28,055	1,434,452
Exelixis, Inc. *	9,150	304,695
Insmed, Inc. *	2,544	175,638
Ionis Pharmaceuticals, Inc. *	4,747	165,955
Janux Therapeutics, Inc. *	4,314	230,972
Krystal Biotech, Inc. *	849	133,004
Kymera Therapeutics, Inc. *	9,499	382,145
Natera, Inc. *	8,603	1,361,855
Neurocrine Biosciences, Inc. *	2,716	370,734
Nuvalent, Inc. - A *	3,751	293,628
PTC Therapeutics, Inc. *	7,493	338,234
Spyre Therapeutics, Inc. *	10,971	255,405
Vaxcyte, Inc. *	7,825	640,554
Xenon Pharmaceuticals, Inc. 1,*	15,756	617,635
		8,714,115
Health Care Equipment & Supplies — 5.31%
Glaukos Corp. *	6,181	926,779
Globus Medical, Inc. - A *	5,996	495,929
Insulet Corp. *	2,636	688,181
Integer Holdings Corp. *	2,683	355,551
Lantheus Holdings, Inc. *	3,179	284,394
Merit Medical Systems, Inc. *	2,199	212,687
TransMedics Group, Inc. *	4,297	267,918
		3,231,439
Life Sciences Tools & Services — 0.50%
Illumina, Inc. *	2,296	306,814
Pharmaceuticals — 0.43%
Structure Therapeutics, Inc. - ADR 1,*	9,734	263,986
Total HEALTH CARE (Cost $11,266,228)		12,516,354
INFORMATION TECHNOLOGY — 20.44%
Software — 11.99%
Clearwater Analytics Holdings, Inc. - A *	17,724	487,764
CommVault Systems, Inc. *	3,461	522,300
Core Scientific, Inc. *	63,549	892,863
CyberArk Software Ltd. 1,*	4,485	1,494,178
DocuSign, Inc. *	5,786	520,393
Elastic NV 1,*	1,497	148,323
Fair Isaac Corp. *	214	426,059
Guidewire Software, Inc. *	2,910	490,568

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
Monday.com Ltd. 1,*	3,995	$940,583
Nutanix, Inc. - A *	8,717	533,306
Varonis Systems, Inc. *	8,313	369,347
Vertex, Inc. - A *	9,007	480,523
		7,306,207
Semiconductors & Semiconductor Equipment — 4.85%
Astera Labs, Inc. *	11,021	1,459,731
Credo Technology Group Holding Ltd. *	9,322	626,532
Impinj, Inc. *	758	110,107
Semtech Corp. *	12,308	761,250
		2,957,620
Electronic Equipment, Instruments & Components — 2.12%
Coherent Corp. *	10,273	973,161
Teledyne Technologies, Inc. *	681	316,073
		1,289,234
IT Services — 1.48%
MongoDB, Inc. *	1,333	310,336
Twilio, Inc. - A *	2,039	220,375
Wix.com Ltd. 1,*	1,728	370,742
		901,453
Total INFORMATION TECHNOLOGY (Cost $9,629,641)		12,454,514
CONSUMER DISCRETIONARY — 13.58%
Hotels, Restaurants & Leisure — 6.30%
Cava Group, Inc. *	6,530	736,584
Dutch Bros, Inc. - A *	10,298	539,409
Life Time Group Holdings, Inc. *	22,795	504,226
Norwegian Cruise Line Holdings Ltd. *	20,163	518,794
Shake Shack, Inc. - A *	4,652	603,830
Sweetgreen, Inc. - A *	15,390	493,403
Viking Holdings Ltd. *	9,970	439,278
		3,835,524
Specialty Retail — 3.14%
Burlington Stores, Inc. *	1,959	558,433
Carvana Co. *	5,016	1,020,054
Lithia Motors, Inc.	929	332,052
		1,910,539
Automobile Components — 1.70%
Modine Manufacturing Co. *	8,927	1,034,907
Textiles, Apparel & Luxury Goods — 1.66%
Birkenstock Holding PLC 1,*	6,324	358,318
Deckers Outdoor Corp. *	3,221	654,153
		1,012,471
	Shares, Principal Amount, or Number of Contracts	Value
Household Durables — 0.78%
SharkNinja, Inc. *	4,907	$477,745
Total CONSUMER DISCRETIONARY (Cost $6,729,542)		8,271,186
FINANCIALS — 9.61%
Capital Markets — 4.31%
Evercore, Inc. - A	2,767	766,985
Robinhood Markets, Inc. - A *	22,925	854,185
Tradeweb Markets, Inc. - A	7,678	1,005,204
		2,626,374
Insurance — 2.36%
Kemper Corp.	7,762	515,707
Kinsale Capital Group, Inc.	702	326,521
Ryan Specialty Holdings, Inc.	9,280	595,405
		1,437,633
Financial Services — 2.12%
Affirm Holdings, Inc. *	12,758	776,962
Toast, Inc. - A *	14,011	510,701
		1,287,663
Banks — 0.82%
Western Alliance Bancorp	5,988	500,238
Total FINANCIALS (Cost $4,343,743)		5,851,908
ENERGY — 4.26%
Oil, Gas & Consumable Fuels — 3.49%
Antero Resources Corp. *	22,578	791,359
Cameco Corp. [1]	18,758	963,974
NexGen Energy Ltd. 1,*	56,581	373,434
		2,128,767
Energy Equipment & Services — 0.77%
TechnipFMC PLC [1]	16,218	469,349
Total ENERGY (Cost $2,271,868)		2,598,116
CONSUMER STAPLES — 4.18%
Food Products — 1.67%
Freshpet, Inc. *	6,892	1,020,774
Consumer Staples Distribution & Retail — 1.46%
Sprouts Farmers Market, Inc. *	6,997	889,109
Personal Care Products — 1.05%
BellRing Brands, Inc. *	8,481	638,958
Total CONSUMER STAPLES (Cost $1,393,117)		2,548,841
COMMUNICATION SERVICES — 2.08%
Interactive Media & Services — 1.23%
Reddit, Inc. - A *	4,596	751,170

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
Entertainment — 0.85%
TKO Group Holdings, Inc. *	3,625	$515,149
Total COMMUNICATION SERVICES (Cost $730,646)		1,266,319
MATERIALS — 0.99%
Metals & Mining — 0.50%
Royal Gold, Inc.	2,306	304,046
Construction Materials — 0.49%
Eagle Materials, Inc.	1,203	296,852
Total MATERIALS (Cost $621,611)		600,898
Total COMMON STOCKS (Cost $47,320,968)		60,393,154
SHORT TERM INVESTMENTS — 0.95%
Northern Institutional Government Portfolio (Shares Class), 4.28% [2] (Cost $576,514)	576,514	576,514

TOTAL INVESTMENTS (Cost $47,897,482)	100.09%	$60,969,668
Liabilities In Excess of Other Assets	(0.09)%	(53,178)
Net Assets	100.00%	$60,916,490

ADR	American Depositary Receipt
PLC	Public Limited Company

[1]	Foreign security denominated and/or traded in U.S. dollars.
[2]	7 day current yield as of December 31, 2024 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Common Stocks	99.14%
Short Term Investments	0.95%
Total Investments	100.09%
Liabilities In Excess of Other Assets	(0.09)%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Schedule of Investments
December 31, 2024

Industry	Percent of Net Assets
Aerospace & Defense	7.90%
Automobile Components	1.70%
Banks	0.82%
Biotechnology	14.31%
Building Products	1.71%
Capital Markets	4.31%
Commercial Services & Supplies	2.06%
Construction & Engineering	4.21%
Construction Materials	0.49%
Consumer Staples Distribution & Retail	1.46%
Electrical Equipment	0.47%
Electronic Equipment, Instruments & Components	2.12%
Energy Equipment & Services	0.77%
Entertainment	0.85%
Financial Services	2.12%
Food Products	1.67%
Ground Transportation	1.21%
Health Care Equipment & Supplies	5.31%
Hotels, Restaurants & Leisure	6.30%
Household Durables	0.78%
Industry	Percent of Net Assets
Insurance	2.36%
Interactive Media & Services	1.23%
IT Services	1.48%
Life Sciences Tools & Services	0.50%
Machinery	2.81%
Metals & Mining	0.50%
Money Market Fund	0.95%
Oil, Gas & Consumable Fuels	3.49%
Passenger Airlines	0.54%
Personal Care Products	1.05%
Pharmaceuticals	0.43%
Professional Services	0.44%
Semiconductors & Semiconductor Equipment	4.85%
Software	11.99%
Specialty Retail	3.14%
Textiles, Apparel & Luxury Goods	1.66%
Trading Companies & Distributors	2.10%
Liabilities In Excess of Other Assets	(0.09)%
TOTAL	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 4.95%
Leisure Facilities & Services — 1.99%
Crown Finance US, Inc., Initial Term Loan 9.80%, (1-Month USD CME Term SOFR+525 basis points), 12/2/31 [1]	$4,440,000	$4,434,450
Leisure Products — 1.34%
Recess Holdings, Inc., Amendment No. 3 Term Loan 9.09%, (3-Month USD CME Term SOFR+450 basis points), 2/2/30 [1]	2,961,620	2,986,616
Technology Hardware — 0.27%
NCR Atleos Corp., New Term B Loan 8.40%, (3-Month USD CME Term SOFR+375 basis points), 4/16/29 [1]	612,785	614,507
Telecommunications — 1.35%
Crown Subsea Communications Holding, Inc., 2024 Term Loan 8.57%, (1-Month USD CME Term SOFR+400 basis points), 1/30/31 [1]	2,967,090	3,008,807
Total BANK LOANS (Cost $10,914,538)		11,044,380
CORPORATE BONDS — 22.42%
Banking — 1.98%
Huntington Capital II 5.25%, (CME Term SOFR 3M + 89 basis points), 6/15/28 [2]	2,322,000	2,179,406
Huntington Capital Trust I 5.55%, (CME Term SOFR 3M + 96 basis points), 2/1/27 [2]	2,322,000	2,235,560
		4,414,966
Commercial Support Services — 5.76%
Arrow Bidco LLC 10.75%, 6/15/25 [3,4]	7,888,000	8,023,176
Williams Scotsman, Inc. 6.13%, 6/15/25 [3,4]	4,847,000	4,828,824
		12,852,000
Electric Utilities — 6.52%
NRG Energy, Inc. 10.25%, (U.S. Treasury Yield Curve Rate CMT 5Y + 592 basis points), 3/15/28 [2,3,4,5]	4,933,580	5,445,833
Vistra Corp. 7.00%, (U.S. Treasury Yield Curve Rate CMT 5Y + 574 basis points), 12/15/26 [2,3,4,5,6]	9,050,000	9,101,609
		14,547,442
	Shares, Principal Amount, or Number of Contracts	Value
Insurance — 2.44%
Genworth Holdings, Inc. 6.79%, (CME Term SOFR 3M + 226 basis points), 11/15/36 [2]	$6,571,000	$5,444,549
Leisure Facilities & Services — 0.77%
Six Flags Theme Parks, Inc. 7.00%, 7/1/25 [3,4]	1,720,000	1,718,392
Real Estate Investment Trusts — 2.85%
Service Properties Trust 8.63%, 11/15/31 [3,4]	6,114,000	6,361,892
Retail - Discretionary — 1.69%
Macy's Retail Holdings LLC 5.13%, 1/15/42	5,041,000	3,781,155
Technology Hardware — 0.41%
NCR Atleos Corp. 9.50%, 4/1/29 [3,4]	847,000	917,578
Total CORPORATE BONDS (Cost $49,430,919)		50,037,974
COMMON STOCKS — 42.23%
Asset Management — 12.66%
Ares Acquisition Corp. II *	200,376	2,200,129
Bold Eagle Acquisition Corp. - A *	532,713	5,252,550
Cannae Holdings, Inc.	516,519	10,258,067
Churchill Capital Corp. IX *	22,542	234,211
Dynamix Corp. *	418,000	4,088,040
Haymaker Acquisition Corp. 4 *	207,657	2,236,466
Oaktree Acquisition Corp. III Life Sciences - A *	399,535	3,991,355
		28,260,818
Banking — 3.62%
Blue Foundry Bancorp 6,*	823,030	8,073,924
Biotechnology & Pharmaceuticals — 9.62%
Apogee Therapeutics, Inc. *	28,754	1,302,556
Crinetics Pharmaceuticals, Inc. *	172,038	8,796,303
Septerna, Inc. *	101,756	2,330,213
Viridian Therapeutics, Inc. *	185,549	3,556,974
Xenon Pharmaceuticals, Inc. 6,7,*	140,314	5,500,309
		21,486,355
Commercial Support Services — 2.30%
GXO Logistics, Inc. *	68,374	2,974,269
Vestis Corp.	142,327	2,169,064
		5,143,333
Industrial Intermediate Products — 2.08%
Hillman Solutions Corp. 6,*	477,958	4,655,311
Industrial Support Services — 2.57%
WillScot Holdings Corp. 6,*	171,287	5,729,550

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2024

	Shares, Principal Amount, or Number of Contracts	Value
Leisure Facilities & Services — 5.77%
Caesars Entertainment, Inc. *	36,548	$1,221,434
Golden Entertainment, Inc.	186,071	5,879,843
Lucky Strike Entertainment Corp.	317,361	3,176,784
Penn Entertainment, Inc. *	131,063	2,597,669
		12,875,730
Retail - Consumer Staples — 1.78%
Albertsons Cos., Inc. - A	202,074	3,968,733
Software — 1.83%
QXO, Inc. *	256,860	4,084,074
Total COMMON STOCKS (Cost $91,520,172)		94,277,828
PREFERRED STOCKS — 2.35%
Industrial Support Services — 2.35%
WESCO International, Inc. 10.63%, (U.S. Treasury Yield Curve Rate CMT 5Y + 1033 basis points) [2]	205,943	5,255,665
Total PREFERRED STOCKS (Cost $5,536,501)		5,255,665
RIGHTS — 0.05%
Asset Management — 0.05%
Bold Eagle Acquisition Corp. *	$532,713	117,197
Total RIGHTS (Cost $0)		117,197
SOVEREIGN BONDS — 2.98%
Transportation & Logistics — 2.98%
Danaos Corp. 8.50%, 3/1/28 [3,4,7]	6,489,000	6,651,965
Total SOVEREIGN BONDS (Cost $6,507,542)		6,651,965
WARRANTS — 0.08%
Ares Acquisition Corp. II, Exp. 4/21/28, Strike $0.00 *	100,188	15,028
Bridger Aerospace Group Holdings, Inc., Exp. 12/31/27, Strike $11.50 *	151,497	6,620
Calidi Biotherapeutics, Inc., Exp. 9/10/26, Strike $115.00 *	193,125	1,758
Dynamix Corp., Exp. 12/6/29, Strike $11.50 *	209,000	54,465
Haymaker Acquisition Corp. 4, Exp. 5/31/28, Strike $11.50 *	103,828	14,536
Inspirato, Inc., Exp. 1/1/30, Strike $11.50 *	35,733	368
	Shares, Principal Amount, or Number of Contracts	Value
Oaktree Acquisition Corp. III Life Sciences, Exp. 12/6/29, Strike $11.50 *	79,907	$70,222
Pagaya Technologies Ltd., Exp. 5/31/27, Strike $0.00 7,*	121,900	7,375
REVOLUTION Medicines, Inc., Exp. 11/14/28, Strike $11.50 *	26,680	4,312
SomaLogic, Inc., Exp. 12/31/27, Strike $11.50 *	22,690	2,292
Total WARRANTS (Cost $9,328)		176,976
SHORT TERM INVESTMENTS — 23.27%
Northern Institutional Treasury Portfolio (Premier Class), 4.29% [8] (Cost $51,948,388)	51,948,388	51,948,388

TOTAL INVESTMENTS (Cost $215,867,388)	98.33%	$219,510,373
Other Assets In Excess of Liabilities	1.67%	3,717,612
Net Assets	100.00%	$223,227,985
INVESTMENT SECURITIES SOLD SHORT — (0.70)%
CORPORATE BONDS — (0.49)%
Real Estate Investment Trusts — (0.49)%
Service Properties Trust 4.75% , 10/1/26	(1,144,000)	(1,081,047)
Total CORPORATE BONDS (Proceeds $1,082,859)		(1,081,047)
COMMON STOCKS — (0.21)%
Retail - Discretionary — (0.21)%
Macy's, Inc.	(28,028)	(474,514)
Total COMMON STOCKS (Proceeds $517,128)		(474,514)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $1,599,987)	(0.70)%	$(1,555,561)

CMT	Constant Maturity

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2024

[1]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at December 31, 2024. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
[2]	Variable rate security. Rates disclosed as of December 31, 2024.
[3]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The total value of these securities is $43,049,269, which represents 19% of Net Assets (see Note F in the Notes to Financial Statements).
[4]	Restricted securities - The Fund may own investment securities that have other legal or contractual limitations. At December 31, 2024, the value of restricted securities amounted to $43,049,269 or 19% of net assets.

Restricted Security	Acquisition Date	Acquisition Cost
Arrow Bidco LLC, 10.75%, 6/15/25	11/1/23	7,966,880
Danaos Corp., 8.50%, 3/01/28	6/29/23-4/17/24	6,514,119
NCR Atleos Corp., 9.50%, 4/01/29	2/27/24	898,879
NRG Energy, Inc., 10.25%, 3/15/28	3/2/23-11/20/23	4,865,928
Service Properties Trust, 8.63%, 11/15/31	4/1/24-4/16/24	6,484,311
Six Flags Theme Parks, Inc., 7.00%, 7/01/25	11/2/23-11/3/23	1,728,600
Vistra Corp., 7.00%, 12/15/26	12/7/21-11/7/22	8,723,098
Williams Scotsman, Inc., 6.13%, 6/15/25	2/24/23-10/17/24	4,811,013

[5]	Perpetual security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
[6]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[7]	Foreign security denominated and/or traded in U.S. dollars.
[8]	7 day current yield as of December 31, 2024 is disclosed.
*	Non-income producing security.
Percentages are stated as a percent of net assets.
Security Type	Percent of Net Assets
Bank Loans	4.95%
Corporate Bonds	22.42%
Rights	0.05%
Sovereign Bonds	2.98%
Common Stocks	42.23%
Preferred Stocks	2.35%
Warrants	0.08%
Short Term Investments	23.27%
Total Investments	98.33%
Other Assets In Excess of Liabilities	1.67%
Net Assets	100.00%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2024

TOTAL RETURN SWAPS
OTC SWAP CONTRACTS
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)

GSUCDHY1 Basket*	Financing Index: 1-Day US Federal Fund Effective Rate - 1.35% (At Maturity)	2/4/2025	GSC	USD	10,220,114	$33,838	$—	$33,838
GSCBDNYB Basket**	Financing Index: 1-Day US Federal Fund Effective Rate - 0.60% (Monthly)	2/10/2025	GSC	USD	1,977,461	239,290	—	239,290
MSHEWSC Basket***	Financing Index: 1-Day US Federal Fund Effective Rate - 0.35% (Monthly)	4/30/2025	MS	USD	3,846,985	2,527	—	2,527
SPDR S&P Regional Banking ETF	Financing Index: 1-Day US Federal Fund Effective Rate - 0.50% (Monthly)	5/15/2025	MS	USD	1,576,610	100,142	—	100,142
MSXXBIOH Basket****	Financing Index: 1-Day US Federal Fund Effective Rate - 0.95% (Monthly)	4/30/2026	MS	USD	11,499,779	1,082	—	1,082
Subtotal Appreciation						$376,879	$—	$376,879
GSCNNED3 Basket*****	Financing Index: SOFR - 0.50% (Monthly)	2/24/2025	GSC	USD	6,738,127	$(111,927)	$—	$(111,927)
MSDRCASI Basket******	Financing Index: 1-Day US Federal Fund Effective Rate - 0.35% (Monthly)	5/13/2025	MS	USD	3,523,892	(12,284)	—	(12,284)
Subtotal Depreciation						$(124,211)	$—	$(124,211)
Net Total Return Swaps outstanding at December 31, 2024						$252,668	$—	$252,668
GSC – Goldman Sachs International
MS – Morgan Stanley

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2024

*	GSUCDHY1 basket consists of a portfolio of Corporate Bonds:

	Principal Amount	Value	Weight
Viking Cruises Ltd. 9.125% 7/15/2031 144A	343,764	$369,866	3.71%
Spirit Aerosystems, Inc. 9.375% 11/30/2029 144A	343,764	368,161	3.69%
Ncl Corporation Ltd. 7.75% 2/15/2029 144A	343,764	361,079	3.62%
Chart Industries, Inc. 7.5% 1/1/2030 144A	343,764	357,398	3.59%
Weatherford International Ltd. 8.625% 4/30/2030 144A	343,764	355,287	3.56%
Wesco Distribution, Inc. 7.25% 6/15/2028 144A	343,764	350,062	3.51%
Transdigm, Inc. 6.875% 12/15/2030 144A	343,764	349,553	3.51%
Rolls-Royce PLC 5.75% 10/15/2027 144A	343,764	349,378	3.51%
Mauser Packaging Solutions Holding Co. 7.875% 8/15/2026 144A	343,764	348,944	3.50%
Bath & Body Works, Inc. 6.75% 7/1/2036	343,764	348,731	3.50%
Emerald Debt Merger Sub LLC 6.625% 12/15/2030 144A	343,764	344,682	3.46%
Carnival Corp. 6.00% 5/1/2029 144A	343,764	343,444	3.45%
Transocean, Inc. 8.00% 2/1/2027 144A	343,764	342,110	3.43%
Wynn Las Vegas LLC 5.25% 5/15/2027 144A	343,764	340,110	3.41%
Aramark Services, Inc. 5.00% 2/1/2028 144A	343,764	334,338	3.35%
Petsmart LLC 7.75% 2/15/2029 144A	343,764	332,818	3.34%
Gfl Environmental, Inc. 4.75% 6/15/2029 144A	343,764	331,072	3.32%
Mgm Resorts International 4.75% 10/15/2028	343,764	329,862	3.31%
Imola Merger Corp. 4.75% 5/15/2029 144A	343,764	326,229	3.27%
Asbury Automotive Group, Inc. 4.625% 11/15/2029 144A	343,764	320,945	3.22%
Las Vegas Sands Corp. 3.90% 8/8/2029	343,764	319,639	3.21%
Yum! Brands, Inc. 4.625% 1/31/2032	343,764	318,463	3.20%
Fertitta Entertainment LLC 6.75% 1/15/2030 144A	343,764	317,456	3.18%
Sensata Technologies BV 4.00% 4/15/2029 144A	343,764	315,936	3.17%
1011778 B.C. Unlimited Liability Co. 4.00% 10/15/2030 144A	343,764	307,311	3.08%
Builders Firstsource, Inc. 4.25% 2/1/2032 144A	343,764	304,093	3.05%
Hilton Domestic Operating Co., Inc. 3.625% 2/15/2032 144A	343,764	298,968	3.00%
Standard Building Solutions, Inc. 3.375% 1/15/2031 144A	343,764	295,462	2.96%
Ardagh Metal Packaging Finance USA LLC 4.00% 9/1/2029 144A	343,764	295,194	2.96%
Ball Corp. 3.125% 9/15/2031	343,764	292,333	2.93%
Royal Caribbean Cruises Ltd. 8.25% 1/15/2029 144A	343,764	0	0.00%
		$9,968,924	100.00%

**	GSCBDNYB Basket consists of a portfolio of Common Stocks:

Underlying Components	Shares	Value	Weight
Valley National Bancorp	96,014	$869,885	43.99%
Dime Community Bancshares, Inc.	10,378	318,964	16.13%
Metropolitan Bank Holding Corp.	4,483	261,816	13.24%
Amalgamated Financial Corp.	5,128	171,644	8.68%
Northfield Bancorp, Inc.	8,237	95,709	4.84%
Flushing Financial Corp.	6,024	86,020	4.35%
The First of Long Island Corp.	6,857	80,087	4.05%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2024

Underlying Components	Shares	Value	Weight
Peapack-Gladstone Financial Corp.	2,480	$79,494	4.02%
Bankwell Financial Group, Inc.	444	13,842	0.70%
		$1,977,461	100.00%

***	MSHEWSC Basket consists of a portfolio of Common Stocks:

Underlying Components	Shares	Value	Weight
Primoris Services Corp.	2,432	$185,809	4.83%
Valmont Industries, Inc.	517	158,496	4.12%
Herc Holdings, Inc.	794	150,417	3.91%
Ryder System, Inc.	942	147,724	3.84%
AECOM	1,271	135,799	3.53%
Dycom Industries, Inc.	780	135,799	3.53%
Quanta Services, Inc.	425	134,260	3.49%
Fluor Corp.	2,629	129,643	3.37%
Fastenal Co.	1,637	117,718	3.06%
GE Vernova, Inc.	355	116,948	3.04%
Watsco, Inc.	242	114,640	2.98%
MasTec, Inc.	814	110,793	2.88%
Beacon Roofing Supply, Inc.	1,075	109,254	2.84%
API Group Corp.	2,984	107,331	2.79%
Construction Partners, Inc.	1,148	101,560	2.64%
Ferguson PLC	583	101,176	2.63%
Genpact Ltd.	2,338	100,406	2.61%
AerCap Holdings N.V.	989	94,636	2.46%
MSC Industrial Direct Co., Inc.	1,252	93,482	2.43%
Air Lease Corp.	1,779	85,788	2.23%
GMS, Inc.	970	82,325	2.14%
Granite Construction, Inc.	939	82,325	2.14%
United Rentals, Inc.	115	80,787	2.10%
H&E Equipment Services, Inc.	1,548	75,786	1.97%
Bloom Energy Corp.	3,378	75,016	1.95%
C.H. Robinson Worldwide, Inc.	715	73,862	1.92%
Core & Main, Inc.	1,413	71,939	1.87%
Driven Brands Holdings, Inc.	4,314	69,630	1.81%
SiteOne Landscape Supply, Inc.	520	68,476	1.78%
MDU Resources Group, Inc.	3,672	66,168	1.72%
Everus Construction Group, Inc.	913	60,013	1.56%
American Airlines Group, Inc.	3,311	57,705	1.50%
Dayforce, Inc.	794	57,705	1.50%
Builders FirstSource, Inc.	377	53,858	1.40%
Knight-Swift Transportation Holdings, Inc.	878	46,549	1.21%
U-Haul Holding Co.	624	43,086	1.12%
Sensata Technologies Holding PLC	1,558	42,702	1.11%
Toro (The) Co.	533	42,702	1.11%
Jacobs Solutions, Inc.	285	38,085	0.99%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2024

Underlying Components	Shares	Value	Weight
Sunrun, Inc.	3,785	$35,008	0.91%
Hexcel Corp.	546	34,238	0.89%
Generac Holdings, Inc.	216	33,469	0.87%
CNH Industrial N.V.	2,886	32,699	0.85%
Global Industrial Co.	822	20,389	0.53%
Custom Truck One Source, Inc.	4,239	20,389	0.53%
NEXTracker, Inc.	505	18,465	0.48%
Array Technologies, Inc.	2,229	13,464	0.35%
Stanley Black & Decker, Inc.	153	12,311	0.32%
Amentum Holdings, Inc.	293	6,155	0.16%
		$3,846,985	100.00%

****	MSXXBIOH Basket consists of Common Stocks. The largest 50 components are:

Underlying Components	Shares	Value	Weight
Arcutis Biotherapeutics, Inc.	7,595	$105,798	0.92%
Capricor Therapeutics, Inc.	7,583	104,648	0.91%
ACADIA Pharmaceuticals, Inc.	5,515	101,198	0.88%
Neurocrine Biosciences, Inc.	733	100,048	0.87%
PTC Therpeutics, Inc.	2,191	98,898	0.86%
Recursion Pharmaceuticals, Inc.	14,460	97,748	0.85%
Scholar Rock Holding Corp.	2,235	96,598	0.84%
Ascendis Pharma A/S	702	96,598	0.84%
Gilead Sciences, Inc.	1,033	95,448	0.83%
Moderna, Inc.	2,268	94,298	0.82%
Praxis Precision Medicines, Inc.	1,225	94,298	0.82%
Dynavax Technologies Corp.	7,294	93,148	0.81%
Merus N.V.	2,215	93,148	0.81%
AbbVie, Inc.	518	91,998	0.80%
Halozyme Therapeutics, Inc.	1,924	91,998	0.80%
BioNTech S.E.	797	90,848	0.79%
Biogen, Inc.	594	90,848	0.79%
BioMarin Pharmaceutical, Inc.	1,382	90,848	0.79%
Summit Therapeautics, Inc.	5,091	90,848	0.79%
Bridgebio Pharma, Inc.	3,311	90,848	0.79%
Regeneron Pharmaceuticals, Inc.	127	90,848	0.79%
Novavax, Inc.	11,156	89,698	0.78%
Arcellx, Inc.	1,170	89,698	0.78%
Beam Therapeutics, Inc.	3,617	89,698	0.78%
Catalyst Pharmaceuticals, Inc.	4,298	89,698	0.78%
Apellis Pharmaceuticals, Inc.	2,811	89,698	0.78%
Vericel Corp.	1,634	89,698	0.78%
Roivant Sciences Ltd.	7,485	88,548	0.77%
Disc Medicine, Inc.	1,378	87,398	0.76%
Amicus Therapeutics, Inc.	9,278	87,398	0.76%
Ionis Pharmaceuticals, Inc.	2,500	87,398	0.76%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2024

Underlying Components	Shares	Value	Weight
Zai Lab Ltd.	3,337	$87,398	0.76%
Celldex Therapeutics, Inc.	3,459	87,398	0.76%
Travere Therapeutics, Inc.	4,951	86,249	0.75%
Amgen, Inc.	331	86,249	0.75%
Alynylam Pharmaceuticals, Inc.	366	86,249	0.75%
Natera, Inc.	545	86,249	0.75%
MannKind Corp.	13,413	86,249	0.75%
United Therapeutics Corp.	244	86,248	0.75%
Madrigal Pharmaceuticals, Inc.	279	86,248	0.75%
Alkermes PLC	2,999	86,248	0.75%
Protagonist Therapeutics, Inc.	2,234	86,248	0.75%
Ideaya Biosciences, Inc.	3,311	85,099	0.74%
Veracyte, Inc.	2,149	85,099	0.74%
Viridian Therpeutics, Inc.	4,439	85,099	0.74%
Blueprint Medicines Corp.	962	83,949	0.73%
Rhythm Pharmaceuticals, Inc.	1,500	83,949	0.73%
Incyte Corp.	1,215	83,949	0.73%
Twist Bioscience Corp.	1,806	83,949	0.73%
Crinetics Pharmaceuticals, Inc.	1,642	83,949	0.73%
		$4,515,963	39.27%

*****	GSCNNED3 Basket consists of a portfolio of Common Stocks:

Underlying Components	Shares	Value	Weight
Dun & Bradstreet Holdings, Inc.	290,183	$3,615,679	53.66%
Alight, Inc.	289,292	2,001,897	29.71%
Dayforce, Inc.	11,020	800,490	11.88%
Paysafe Ltd.	18,717	320,061	4.75%
		$6,738,127	100.00%

******	MSDRCASI Basket consists of a portfolio of Common Stocks:

Underlying Components	Shares	Value	Weight
Boyd Gaming Corp.	5,062	$367,190	10.42%
Wyndham Hotels & Resorts, Inc.	3,217	324,198	9.20%
Marriott Vacations Worldwide Corp.	2,598	233,282	6.62%
Red Rock Resorts, Inc.	4,733	218,834	6.21%
Mgm Resorts International	6,265	217,072	6.16%
Travel + Leisure Co.	4,240	213,900	6.07%
International Game Technology PLC	10,655	188,176	5.34%
Carnival Corp.	7,056	175,842	4.99%
Vail Resorts, Inc.	915	171,614	4.87%
Norwegian Cruise Line Holdings Ltd.	6,588	169,499	4.81%
Marriott International, Inc.	577	161,042	4.57%
Las Vegas Sands Corp.	2,683	137,784	3.91%
Wynn Resorts Ltd.	1,276	109,945	3.12%
Portillo's, Inc.	11,659	109,593	3.11%
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Schedule of Investments
December 31, 2024

Underlying Components	Shares	Value	Weight
Hyatt Hotels Corp.	694	$108,888	3.09%
DraftKings, Inc.	2,586	96,202	2.73%
Churchill Downs, Inc.	699	93,383	2.65%
Dine Brands Global, Inc.	3,056	91,974	2.61%
Bloomin' Brands, Inc.	7,446	90,916	2.58%
Monarch Casino & Resort, Inc.	1,152	90,916	2.58%
Airbnb, Inc.	689	90,564	2.57%
Topgolf Callaway Brands Corp.	8,025	63,078	1.79%
		$3,523,892	100.00%
Notes to Financial Statements are an integral part of this Schedule.

(This page has been intentionally left blank)

Driehaus Mutual Funds
Statements of Assets and Liabilities
December 31, 2024

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
ASSETS:
Investments, at cost	$2,516,376,619	$96,392,282
Investments securities, at fair value	$3,048,435,558	$117,689,452
Short-term securities, at fair value[1]	81,588,217	7,754,100
Warrant securities, at fair value[2]	—	—
Foreign currency, at fair value[3]	8,968,809	1
Unrealized appreciation on open OTC swap contracts	—	—
Cash	560,732	6,627
Deposit at broker for securities sold short	—	—
Receivable for investment securities sold	13,215,219	—
Receivable for foreign capital gains taxes	—	—
Receivable for fund shares sold	4,748,480	160,346
Receivable for interest and dividends	6,210,097	96,743
Prepaid expenses	351,025	24,093

TOTAL ASSETS	3,164,078,137	125,731,362

LIABILITIES:
Payable for investment securities sold short, proceeds	—	—
Payable for investment securities sold short, at fair value	—	—
Cash overdraft	—	—
Unrealized depreciation on open OTC swap contracts	—	—
Payable for fund shares redeemed	3,678,596	29,008
Payable for investment securities purchased	6,867,665	—
Due to broker	—	—
Advisory fees payable, net	2,263,543	111,931
Payable for interest and dividends on securities sold short	—	—
Accrued shareholder services plan fees	244,363	—
Accrued administration and accounting fees	403,113	18,222
Accrued foreign capital gains taxes	5,232,571	621,946
Accrued expenses	279,039	67,124

TOTAL LIABILITIES	18,968,890	848,231

NET ASSETS	$3,145,109,247	$124,883,131

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2024:
Paid-in-capital	$2,841,149,574	$127,169,389
Total distributable earnings (deficit)	303,959,673	(2,286,258)
NET ASSETS	$3,145,109,247	$124,883,131

NET ASSETS	$—	$124,883,131
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	—	5,758,561
NET ASSET VALUE	$—	$21.69
INVESTOR CLASS SHARES
NET ASSETS	$562,554,603	$—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	15,269,952	—
NET ASSET VALUE	$36.84	$—
INSTITUTIONAL CLASS SHARES
NET ASSETS	$2,582,554,644	$—
SHARES OUTSTANDING (Unlimited shares authorized, no par value)	69,664,772	—
NET ASSET VALUE	$37.07	$—

[1]	The cost of short-term securities was $81,588,217, $7,754,100, $1,296,485, $5,242,754, $121,711, $811,597, $12,077,060, $576,514 and $51,948,388, respectively.
[2]	The cost of warrants was $0, $0, $0, $0, $0, $0, $0, $0 and $9,328, respectively.
[3]	The cost of foreign currency was $8,978,855, $1, $0, $165, $2, $0, $0, $0 and $0, respectively.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Assets and Liabilities
December 31, 2024

Driehaus Global Fund	Driehaus International Small Cap Growth Fund	Driehaus International Developed Equity Fund	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund	Driehaus Small/Mid Cap Growth Fund	Driehaus Event Driven Fund

$44,424,475	$204,391,667	$1,652,220	$212,680,385	$755,132,388	$47,320,968	$163,909,672
$59,147,663	$230,722,851	$1,699,553	$297,382,403	$995,762,784	$60,393,154	$167,385,009
1,296,485	5,242,754	121,711	811,597	12,077,060	576,514	51,948,388
—	—	—	—	—	—	176,976
—	164	2	—	—	—	—
—	—	—	—	—	—	376,879
2,107	8,518	—	38,544	—	8,229	1,926,925
—	—	—	—	—	—	2,385,664
—	367,000	—	837,535	2,354,398	—	—
1,485	—	—	—	—	—	—
75	8,816	—	40,796	1,599,368	146,900	68,068
29,399	630,657	1,491	15,726	86,184	7,196	1,337,994
13,424	31,294	25,588	89,918	111,939	11,050	30,537

60,490,638	237,012,054	1,848,345	299,216,519	1,011,991,733	61,143,043	225,636,440

—	—	—	—	—	—	1,599,987
—	—	—	—	—	—	1,555,561
—	—	—	—	150,910	—	—
—	—	—	—	—	—	124,211
24,000	52,172	—	15,338	1,248,084	—	278,766
—	393	—	550,363	7,373,997	144,606	—
—	—	—	—	—	—	76,623
25,003	204,474	1,073	335,519	530,784	29,972	192,971
—	—	—	—	—	—	18,603
—	—	—	—	39,977	—	59,268
5,749	23,829	2,417	23,336	77,095	7,080	17,170
—	503,512	—	—	—	—	—
60,384	62,877	38,933	59,854	106,602	44,895	85,282

115,136	847,257	42,423	984,410	9,527,449	226,553	2,408,455

$60,375,502	$236,164,797	$1,805,922	$298,232,109	$1,002,464,284	$60,916,490	$223,227,985

$44,140,935	$241,853,854	$1,845,667	$205,951,873	$842,846,701	$50,836,011	$223,507,232
16,234,567	(5,689,057)	(39,745)	92,280,236	159,617,583	10,080,479	(279,247)
$60,375,502	$236,164,797	$1,805,922	$298,232,109	$1,002,464,284	$60,916,490	$223,227,985

$60,375,502	$236,164,797	$1,805,922	$298,232,109	$—	$60,916,490	$223,227,985
3,878,114	26,314,708	182,049	21,364,669	—	3,226,387	17,754,461
$15.57	$8.97	$9.92	$13.96	$—	$18.88	$12.57

$—	$—	$—	$—	$129,481,839	$—	$—
—	—	—	—	5,651,987	—	—
$—	$—	$—	$—	$22.91	$—	$—

$—	$—	$—	$—	$872,982,445	$—	$—
—	—	—	—	37,348,865	—	—
$—	$—	$—	$—	$23.37	$—	$—
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Operations
For the Year Ended December 31, 2024

	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund
INVESTMENT INCOME:
Interest income	$65,780	$141
Dividend income[1]	71,225,542	2,243,881
Rebates on short sales, net of fees	—	—

Total investment income	71,291,322	2,244,022

Expenses:
Investment advisory fees	25,832,299	1,281,255
Shareholder services fees	1,396,049	—
Administration fees	914,465	34,591
Transfer agent fees	250,607	9,896
Trustees fees	378,827	14,637
Custody fees	819,250	49,716
Reports to shareholders	193,197	8,783
Professional fees	113,014	4,279
Audit and tax fees	131,625	75,693
Federal and state registration fees	88,491	24,522
Dividends and interest on short positions	—	—
Miscellaneous	546,824	30,032
Total expenses	30,664,648	1,533,404
Investment advisory fees recoupment (reimbursement)	—	(85,349)
Administration fees waived	—	—
Fees paid indirectly	(240,011)	(3,729)
Net expenses	30,424,637	1,444,326

Net investment income (loss)	40,866,685	799,696

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS:
Net realized gain (loss) on transactions from:
Investments[2]	119,846,133	11,971,018
Warrants	—	—
Purchased options contracts	—	—
Securities sold short	—	—
Written options contracts	—	—
Swap contracts	—	—
Foreign currency	(2,162,956)	(5,526)
Net realized gain (loss) on investment transactions	117,683,177	11,965,492
Change in net unrealized appreciation (depreciation) on:
Investments[3]	46,839,487	2,315,995
Warrants	—	—
Purchased options contracts	—	—
Securities sold short	—	—
Written options contracts	—	—
Swap contracts	—	—
Foreign currency	(103,975)	(20,123)
Net change in unrealized appreciation (depreciation) on investment transactions	46,735,512	2,295,872

Net realized and unrealized gain (loss) on investment transactions	164,418,689	14,261,364

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$205,285,374	$15,061,060

[1]	Net of $8,892,517, $188,180, $46,960, $572,272, $2,642, $18,746, $69,972, $4,209 and $0 of non-reclaimable foreign taxes withheld, respectively.
[2]	Net realized gain (loss) on transactions from investments are net of $(15,153,477), $(1,598,911), $(2,367), $(51,837), $0, $0, $0, $0 and $0 of foreign capital gains taxes, respectively.
[3]	Change in net unrealized appreciation (depreciation) on investments are net of $4,349,585, $(556,734), $0, $(330,711), $0, $0, $0, $0 and $0 of change in deferred foreign capital gains taxes, respectively.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Operations
For the Year Ended December 31, 2024

Driehaus Global Fund	Driehaus International Small Cap Growth Fund	Driehaus International Developed Equity Fund*	Driehaus Micro Cap Growth Fund	Driehaus Small Cap Growth Fund	Driehaus Small/Mid Cap Growth Fund	Driehaus Event Driven Fund

$14,900	$330	$—	$—	$68	$—	$6,734,669
753,707	4,140,655	14,555	925,438	2,822,534	206,505	3,300,291
—	—	—	—	—	—	517,512

768,607	4,140,985	14,555	925,438	2,822,602	206,505	10,552,472

384,115	2,360,815	6,893	3,394,412	4,860,243	308,774	2,141,066
—	—	—	—	221,541	—	380,474
17,403	69,583	42,848	79,133	245,192	15,023	63,790
4,968	20,066	136	22,538	67,092	4,205	17,834
7,497	29,676	107	35,556	105,552	6,961	26,725
12,113	49,251	5,374	26,232	45,759	18,759	16,740
4,917	11,306	1,253	12,406	62,729	3,625	18,003
4,100	9,074	43	10,898	33,485	2,410	13,821
61,809	54,779	38,288	38,007	39,930	38,006	53,416
21,908	25,185	12,636	24,951	62,508	22,215	27,319
—	—	—	—	—	—	188,534
19,746	50,515	1,263	51,250	140,260	13,988	43,210
538,576	2,680,250	108,841	3,695,383	5,884,291	433,966	2,990,932
(86,673)	—	(78,939)	—	—	(14,253)	—
—	—	(21,372)	—	—	—	—
(8,694)	(15,679)	(652)	(95,226)	(170,115)	(8,014)	(27,115)
443,209	2,664,571	7,878	3,600,157	5,714,176	411,699	2,963,817

325,398	1,476,414	6,677	(2,674,719)	(2,891,574)	(205,194)	7,588,655

7,340,118	9,202,811	(87,307)	44,733,696	67,734,820	1,033,606	(1,310,073)
—	—	—	—	—	—	83,434
—	—	—	—	—	—	(340,980)
—	—	—	—	—	—	1,332,262
—	—	—	—	—	—	224,050
—	—	—	—	—	—	(845,599)
1,642	(114,877)	(1,303)	—	—	—	—
7,341,760	9,087,934	(88,610)	44,733,696	67,734,820	1,033,606	(856,906)

5,872,626	(4,101,847)	47,333	29,233,175	103,418,081	9,754,469	569,006
—	—	—	—	—	—	(12,969)
—	—	—	—	—	—	206,624
—	—	—	—	—	—	(1,522,211)
—	—	—	—	—	—	(118,282)
—	—	—	—	—	—	325,303
(99)	(19,425)	1	—	—	—	—
5,872,527	(4,121,272)	47,334	29,233,175	103,418,081	9,754,469	(552,529)

13,214,287	4,966,662	(41,276)	73,966,871	171,152,901	10,788,075	(1,409,435)

$13,539,685	$6,443,076	$(34,599)	$71,292,152	$168,261,327	$10,582,881	$6,179,220

*	For the period April 30, 2024 (Commencement of Operations) to December 31, 2024.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

	Driehaus Emerging Markets Growth Fund		Driehaus Emerging Markets Small Cap Growth Fund
	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2024	For the year ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$40,866,685	$37,014,301	$799,696	$830,284
Net realized gain (loss) on investment transactions	117,683,177	(103,560,668)	11,965,492	(2,772,457)
Net change in unrealized appreciation (depreciation) on investment transactions	46,735,512	316,258,930	2,295,872	11,900,996

Net increase (decrease) in net assets resulting from operations	205,285,374	249,712,563	15,061,060	9,958,823

Distributions from distributable earnings to shareholders:
Fund	—	—	(850,001)	(1,149,999)
Investor Class Shares	(4,974,827)	(10,376,561)	—	—
Institutional Class Shares	(29,013,147)	(39,623,469)	—	—

Total distributions to shareholders	(33,987,974)	(50,000,030)	(850,001)	(1,149,999)

Tax return of capital distributions to shareholders:
Fund	—	—	—	—
Investor Class Shares	—	—	—	—
Institutional Class Shares	—	—	—	—

Total tax return of capital distributions to shareholders	—	—	—	—

Capital share transactions:
Proceeds from shares sold:
Fund	—	—	25,165,916	17,407,793
Investor Class	98,501,713	85,410,077	—	—
Institutional Class	793,652,342	601,018,546	—	—
Reinvestment of distributions:
Fund	—	—	713,011	969,895
Investor Class	4,760,557	9,875,397	—	—
Institutional Class	25,779,820	34,513,200	—	—
Cost of shares redeemed:
Fund	—	—	(23,020,844)	(22,002,784)
Investor Class	(150,088,585)	(146,015,399)	—	—
Institutional Class	(378,298,870)	(261,731,122)	—	—
Redemption fees:
Fund	—	—	—	1,456
Investor Class	—	901	—	—
Institutional Class	—	5,485	—	—

Net increase (decrease) in net assets resulting from capital transactions	394,306,977	323,077,085	2,858,083	(3,623,640)

Total increase (decrease) in net assets	565,604,377	522,789,618	17,069,142	5,185,184

NET ASSETS:

Beginning of period	$2,579,504,870	$2,056,715,252	$107,813,989	$102,628,805
End of period	$3,145,109,247	$2,579,504,870	$124,883,131	$107,813,989

Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

Driehaus Global Fund		Driehaus International Small Cap Growth Fund		Driehaus International Developed Equity Fund
For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2024	For the year ended December 31, 2023	For the period April 30, 2024* through December 31, 2024

$325,398	$656,195	$1,476,414	$1,023,040	$6,677
7,341,760	2,304,314	9,087,934	1,768,700	(88,610)
5,872,527	5,910,864	(4,121,272)	20,526,591	47,334

13,539,685	8,871,373	6,443,076	23,318,331	(34,599)

(4,955,080)	(760,000)	(1,199,995)	(2,500,006)	(5,146)
—	—	—	—	—
—	—	—	—	—

(4,955,080)	(760,000)	(1,199,995)	(2,500,006)	(5,146)

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

—	—	—	—	—

2,908,752	3,867,347	39,002,575	33,168,158	1,923,334
—	—	—	—	—
—	—	—	—	—

1,005,988	159,247	1,152,306	2,412,410	5,146
—	—	—	—	—
—	—	—	—	—

(4,615,812)	(6,288,521)	(30,273,335)	(52,173,501)	(82,813)
—	—	—	—	—
—	—	—	—	—

—	210	—	518	—
—	—	—	—	—
—	—	—	—	—

(701,072)	(2,261,717)	9,881,546	(16,592,415)	1,845,667

7,883,533	5,849,656	15,124,627	4,225,910	1,805,922

$52,491,969	$46,642,313	$221,040,170	$216,814,260	$—
$60,375,502	$52,491,969	$236,164,797	$221,040,170	$1,805,922

*	Fund commenced operations on April 30, 2024.
Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

	Driehaus Micro Cap Growth Fund		Driehaus Small Cap Growth Fund
	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2024	For the year ended December 31, 2023
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(2,674,719)	$(2,095,510)	$(2,891,574)	$(1,593,271)
Net realized gain (loss) on investment transactions	44,733,696	(2,433,552)	67,734,820	(3,466,120)
Net change in unrealized appreciation (depreciation) on investment transactions	29,233,175	25,820,193	103,418,081	93,485,843

Net increase (decrease) in net assets resulting from operations	71,292,152	21,291,131	168,261,327	88,426,452

Distributions from distributable earnings to shareholders:
Fund	(11,281,404)	—	—	—
Investor Class Shares	—	—	(1,400,015)	(317,274)
Institutional Class Shares	—	—	(10,599,987)	(2,426,869)

Total distributions to shareholders	(11,281,404)	—	(12,000,002)	(2,744,143)

Tax return of capital distributions to shareholders:
Fund	—	(1,999,999)	—	—
Investor Class Shares	—	—	—	(29,581)
Institutional Class Shares	—	—	—	(226,267)

Total tax return of capital distributions to shareholders	—	(1,999,999)	—	(255,848)

Capital share transactions:
Proceeds from shares sold:
Fund	58,923,803	66,742,433	—	—
Investor Class	—	—	57,373,567	34,622,739
Institutional Class	—	—	389,897,770	143,644,059
Reinvestment of distributions:
Fund	8,955,773	1,563,826	—	—
Investor Class	—	—	1,397,115	346,282
Institutional Class	—	—	9,312,979	2,450,870
Cost of shares redeemed:
Fund	(52,086,614)	(41,378,205)	—	—
Investor Class	—	—	(44,235,033)	(24,107,129)
Institutional Class	—	—	(129,133,050)	(134,247,341)
Redemption fees:
Fund	—	763	—	—
Investor Class	—	—	—	3,597
Institutional Class	—	—	—	11,766

Net increase (decrease) in net assets resulting from capital transactions	15,792,962	26,928,817	284,613,348	22,724,843

Total increase (decrease) in net assets	75,803,710	46,219,949	440,874,673	108,151,304

NET ASSETS:

Beginning of period	$222,428,399	$176,208,450	$561,589,611	$453,438,307
End of period	$298,232,109	$222,428,399	$1,002,464,284	$561,589,611

Notes to Financial Statements are an integral part of this Statement.

Driehaus Mutual Funds
Statements of Changes in Net Assets

Driehaus Small/Mid Cap Growth Fund		Driehaus Event Driven Fund
For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2024	For the year ended December 31, 2023

$(205,194)	$(65,390)	$7,588,655	$7,387,548
1,033,606	324,014	(856,906)	9,565,134
9,754,469	2,263,076	(552,529)	2,687,344

10,582,881	2,521,700	6,179,220	19,640,026

(200,000)	—	(3,000,005)	(9,649,997)
—	—	—	—
—	—	—	—

(200,000)	—	(3,000,005)	(9,649,997)

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

42,514,457	1,022,052	61,146,951	68,502,217
—	—	—	—
—	—	—	—

176,928	—	2,960,256	9,514,053
—	—	—	—
—	—	—	—

(6,732,826)	(1,902,267)	(60,764,134)	(75,589,464)
—	—	—	—
—	—	—	—

—	—	—	—
—	122	—	—
—	—	—	—

35,958,559	(880,093)	3,343,073	2,426,806

46,341,440	1,641,607	6,522,288	12,416,835

$14,575,050	$12,933,443	$216,705,697	$204,288,862
$60,916,490	$14,575,050	$223,227,985	$216,705,697

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund — Investor Class
Financial Highlights

	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020
Net asset value, beginning of period	$ 34.58	$ 31.69	$ 41.20	$ 49.09	$ 39.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.44	0.45	0.28	(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments	2.15	3.07	(9.56)	(0.93)	10.87
Total income (loss) from investment operations	2.59	3.52	(9.28)	(1.00)	10.78
LESS DISTRIBUTIONS:
Net investment income	(0.33)	(0.63)	(0.20)	—	—
Net realized gain	—	—	(0.03)	(6.89)	(1.22)
Total distributions	(0.33)	(0.63)	(0.23)	(6.89)	(1.22)
Redemption fees added to paid-in capital	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 36.84	$ 34.58	$ 31.69	$ 41.20	$ 49.09
Total Return	7.47%	11.14%	(22.54)%	(1.90)%	27.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 562,555	$ 570,927	$ 572,323	$ 844,522	$ 951,998
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.21%	1.30%	1.35%	1.29%	1.39%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.20%	1.29%	1.34%	1.28%	1.38%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.17%	1.37%	0.81%	(0.13)%	(0.24)%
Portfolio turnover	118%	126%	160%	169%	203%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01% for the years 2020, 2021, 2022, 2023 and 2024.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Institutional Class
Financial Highlights

	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020
Net asset value, beginning of period	$ 34.80	$ 31.88	$ 41.36	$ 49.14	$ 39.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.53	0.54	0.37	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	2.16	3.09	(9.61)	(0.94)	10.89
Total income (loss) from investment operations	2.69	3.63	(9.24)	(0.89)	10.88
LESS DISTRIBUTIONS:
Net investment income	(0.42)	(0.71)	(0.21)	—	—
Net realized gain	—	—	(0.03)	(6.89)	(1.22)
Total distributions	(0.42)	(0.71)	(0.24)	(6.89)	(1.22)
Redemption fees added to paid-in capital	—	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net asset value, end of period	$ 37.07	$ 34.80	$ 31.88	$ 41.36	$ 49.14
Total Return	7.72%	11.42%	(22.36)%	(1.67)%	27.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 2,582,554	$ 2,008,578	$ 1,484,392	$ 1,482,582	$ 1,331,263
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.97%	1.08%	1.12%	1.07%	1.17%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.96%	1.07%	1.11%	1.06%	1.16%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.40%	1.61%	1.07%	0.10%	(0.02)%
Portfolio turnover	118%	126%	160%	169%	203%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01% for the years 2020, 2021, 2022, 2023 and 2024.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020
Net asset value, beginning of period	$ 19.00	$ 17.43	$ 22.11	$ 19.08	$ 14.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.14	0.16	0.09	0.06	0.02
Net realized and unrealized gain (loss) on investments	2.70	1.62	(4.77)	2.98	4.80
Total income (loss) from investment operations	2.84	1.78	(4.68)	3.04	4.82
LESS DISTRIBUTIONS:
Net investment income	(0.15)	(0.21)	—	(0.01)	(0.12)
Total distributions	(0.15)	(0.21)	—	(0.01)	(0.12)
Redemption fees added to paid-in capital	—	0.00[1]	0.00[1]	0.00[1]	—
Net asset value, end of period	$ 21.69	$ 19.00	$ 17.43	$ 22.11	$ 19.08
Total Return	14.94%	10.23%	(21.17)%	15.93%	33.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 124,883	$ 107,814	$ 102,629	$ 116,644	$ 89,729
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.32%	1.36%	1.44%	1.37%	1.72%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2,3]	1.24%	1.24%	1.24%[4]	1.24%[4]	1.45%[4]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.69%	0.78%	0.53%[4]	0.28%[4]	0.12%[4]
Portfolio turnover	95%	161%	149%	178%	248%

[1]	Amount represents less than $0.01 per share.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00%, 0.01%, 0.00%, 0.00% and 0.00% for the years 2020, 2021, 2022, 2023 and 2024.
[3]	Effective December 31, 2020, the Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 1.24% of average daily net assets until April 30, 2025. From November 1, 2018, to December 31, 2020, the annual operating expense limitation was 1.45%.
[4]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and recoupments, when applicable. BNY
Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011 through July 31, 2020.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Fund
Financial Highlights

	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020
Net asset value, beginning of period	$ 13.34	$ 11.33	$ 14.25	$ 15.17	$ 11.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.09	0.17	0.22	0.12	0.16
Net realized and unrealized gain (loss) on investments	3.44	2.03	(2.90)	(0.21)	3.43
Total income (loss) from investment operations	3.53	2.20	(2.68)	(0.09)	3.59
LESS DISTRIBUTIONS:
Net investment income	(0.09)	(0.19)	(0.24)	(0.22)	(0.11)
Net realized gain	(1.21)	—	—	(0.61)	(0.25)
Total distributions	(1.30)	(0.19)	(0.24)	(0.83)	(0.36)
Redemption fees added to paid-in capital	—	0.00[1]	0.00[1]	—	—
Net asset value, end of period	$ 15.57	$ 13.34	$ 11.33	$ 14.25	$ 15.17
Total Return	26.48%	19.46%	(18.86)%	(0.53)%	30.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 60,376	$ 52,492	$ 46,642	$ 57,728	$ 53,221
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.91%	1.13%	1.36%	1.31%	1.62%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2,3]	0.75%	0.83%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.55%	1.32%	1.90%	0.92%	1.47%
Portfolio turnover	109%	179%	92%	101%	135%

[1]	Amount represents less than $0.01 per share.
[2]	Effective April 30, 2023, the Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 0.75% of average daily net assets until April 30, 2025. From May 1, 2019 to April 29, 2023, the annual operating expense limitation was 0.99%.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00%, 0.01%, 0.01%, 0.01% and 0.01% for the years 2020, 2021, 2022, 2023 and 2024.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020
Net asset value, beginning of period	$ 8.74	$ 7.90	$ 11.06	$ 12.59	$ 10.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.06	0.05	0.06	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.22	0.89	(2.75)	1.42	3.10
Total income (loss) from investment operations	0.28	0.94	(2.69)	1.46	3.11
LESS DISTRIBUTIONS:
Net investment income	(0.05)	(0.10)	—	(0.04)	(0.08)
Net realized gain	—	—	(0.47)	(2.95)	(0.96)
Total distributions	(0.05)	(0.10)	(0.47)	(2.99)	(1.04)
Redemption fees added to paid-in capital	—	0.00[1]	0.00[1]	0.00[1]	0.00[1]
Net asset value, end of period	$ 8.97	$ 8.74	$ 7.90	$ 11.06	$ 12.59
Total Return	3.15%	11.95%	(24.40)%	12.49%	29.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 236,165	$ 221,040	$ 216,814	$ 332,312	$ 288,855
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.14%	1.17%	1.16%	1.15%	1.23%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2]	1.13%	1.16%	1.16%	1.14%	1.23%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2]	0.63%	0.49%	0.72%	0.32%	0.02%
Portfolio turnover	87%	80%	75%	93%	104%

[1]	Amount represents less than $0.01 per share.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00%, 0.01%, 0.01%, 0.01% and 0.01% for the years 2020, 2021, 2022, 2023 and 2024.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Developed Equity Fund
Financial Highlights

For the period April 30, 2024* through December 31, 2024
Net asset value, beginning of period	$ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss) on investments	(0.08)
Total income (loss) from investment operations	(0.05)
LESS DISTRIBUTIONS:
Net investment income	(0.03)
Total distributions	(0.03)
Net asset value, end of period	$ 9.92
Total Return	(0.51)%[1]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 1,806
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	11.05%[2]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3,4]	0.80%[2]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3,4]	0.68%[2]
Portfolio turnover	62%[1]

*	Fund commenced operations on April 30, 2024.
[1]	Not annualized.
[2]	Annualized.
[3]	The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 0.80% of average daily net assets until April 30, 2027.
[4]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.07% for the period April 30, 2024 (Commencement of Operations) through December 31, 2024.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020
Net asset value, beginning of period	$ 11.10	$ 10.05	$ 16.33	$ 19.99	$ 12.95
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.11)	(0.11)	(0.11)	(0.22)	(0.20)
Net realized and unrealized gain (loss) on investments	3.51	1.26	(5.35)	4.44	11.20
Total income (loss) from investment operations	3.40	1.15	(5.46)	4.22	11.00
LESS DISTRIBUTIONS:
Net investment income	(0.30)	—	—	—	—
Net realized gain	(0.24)	—	(0.82)	(7.88)	(3.96)
Tax return of capital	—	(0.10)	—	—	—
Total distributions	(0.54)	(0.10)	(0.82)	(7.88)	(3.96)
Redemption fees added to paid-in capital	—	0.00[1]	0.00[1]	—	0.00[1]
Net asset value, end of period	$ 13.96	$ 11.10	$ 10.05	$ 16.33	$ 19.99
Total Return	30.58%	11.44%	(33.53)%	24.73%	85.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 298,232	$ 222,428	$ 176,208	$ 341,269	$ 334,391
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.37%	1.41%	1.42%	1.38%	1.46%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[2]	1.33%	1.36%	1.37%	1.35%	1.43%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	(0.98)%	(1.10)%	(0.87)%	(1.26)%	(1.33)%
Portfolio turnover	116%	128%	108%	109%	141%

[1]	Amount represents less than $0.01 per share.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.03%, 0.03%, 0.05%, 0.05%, and 0.04% for the years 2020, 2021, 2022, 2023 and 2024.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Investor Class
Financial Highlights

	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020
Net asset value, beginning of period	$ 18.17	$ 15.34	$ 23.76	$ 23.62	$ 15.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.12)[1]	(0.09)[1]	(0.09)[1]	(0.14)	(0.18)[1]
Net realized and unrealized gain (loss) on investments	5.11	2.99	(8.01)	4.80	9.98
Total income (loss) from investment operations	4.99	2.90	(8.10)	4.66	9.80
LESS DISTRIBUTIONS:
Net investment income	(0.25)	(0.06)	—	—	—
Net realized gain	—	—	(0.33)	(4.52)	(1.55)
Tax return of capital	—	(0.01)	—	—	—
Total distributions	(0.25)	(0.07)	(0.33)	(4.52)	(1.55)
Redemption fees added to paid-in capital	—	0.00[2]	0.01	—	—
Net asset value, end of period	$ 22.91	$ 18.17	$ 15.34	$ 23.76	$ 23.62
Total Return	27.44%	18.92%	(34.11)%	21.12%	63.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 129,482	$ 91,508	$ 67,143	$ 96,371	$ 28,088
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.90%	0.97%	1.00%	0.99%	1.35%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.88%	0.94%[4]	0.96%[4,5]	1.11%[4,5]	1.20%[4,5]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	(0.53)%	(0.52)%[4]	(0.54)%[4,5]	(0.97)%[4,5]	(1.04)%[4,5]
Portfolio turnover	112%	154%	169%	149%	164%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.02%, 0.04%, 0.03% and 0.02% for the years 2020, 2021, 2022, 2023 and 2024.
[4]	The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Investor Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Investor Class’s operating expense cap of 1.20% of average daily net assets until April 30, 2023.
[5]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and recoupments, when applicable. BNY
Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017 through July 31, 2020.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small Cap Growth Fund — Institutional Class
Financial Highlights

	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020
Net asset value, beginning of period	$ 18.53	$ 15.64	$ 24.15	$ 23.88	$ 15.47
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.07)[1]	(0.05)[1]	(0.05)[1]	(0.11)	(0.11)[1]
Net realized and unrealized gain (loss) on investments	5.20	3.05	(8.14)	4.90	10.07
Total income (loss) from investment operations	5.13	3.00	(8.19)	4.79	9.96
LESS DISTRIBUTIONS:
Net investment income	(0.29)	(0.10)	—	—	—
Net realized gain	—	—	(0.33)	(4.52)	(1.55)
Tax return of capital	—	(0.01)	—	—	—
Total distributions	(0.29)	(0.11)	(0.33)	(4.52)	(1.55)
Redemption fees added to paid-in capital	—	0.00[2]	0.01	—	—
Net asset value, end of period	$ 23.37	$ 18.53	$ 15.64	$ 24.15	$ 23.88
Total Return	27.67%	19.19%	(33.93)%	21.44%	64.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 872,982	$ 470,082	$ 386,295	$ 512,941	$ 327,155
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.70%	0.73%	0.75%	0.73%	0.80%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.68%	0.70%[4]	0.71%[4,5]	0.71%[4,5]	0.81%[4,5]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	(0.33)%	(0.29)%[4]	(0.28)%[4,5]	(0.58)%[4,5]	(0.64)%[4,5]
Portfolio turnover	112%	154%	169%	149%	164%

[1]	Net investment income (loss) per share has been calculated using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01%, 0.02%, 0.04%, 0.03% and 0.02% for the years 2020, 2021, 2022, 2023 and 2024.
[4]	The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Institutional Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Institutional Class’s operating expense cap of 0.95% of average daily net assets until April 30, 2023.
[5]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and recoupments, when applicable. BNY
Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017 through July 31, 2020.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Small/Mid Cap Growth Fund
Financial Highlights

	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the period May 1, 2020* through December 31, 2020
Net asset value, beginning of period	$ 14.99	$ 12.41	$ 18.75	$ 17.19	$ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)	(0.07)	(0.07)	(0.12)	(0.04)
Net realized and unrealized gain (loss) on investments	4.00	2.65	(5.81)	3.17	7.47
Total income (loss) from investment operations	3.95	2.58	(5.88)	3.05	7.43
LESS DISTRIBUTIONS:
Net investment income	(0.06)	—	—	—	—
Net realized gain	—	—	(0.46)	(1.49)	(0.24)
Total distributions	(0.06)	—	(0.46)	(1.49)	(0.24)
Redemption fees added to paid-in capital	—	0.00[1]	0.00[1]	—	—
Net asset value, end of period	$ 18.88	$ 14.99	$ 12.41	$ 18.75	$ 17.19
Total Return	26.37%	20.79%	(31.45)%	18.32%	74.23%[2]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 60,916	$ 14,575	$ 12,933	$ 23,174	$ 14,845
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.84%	1.32%	1.54%	1.31%	2.58%[3]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4,5]	0.80%	0.90%	0.95%[6]	0.95%[6]	0.95%[3,6]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4,5]	(0.39)%	(0.49)%	(0.48)%[6]	(0.70)%[6]	(0.73)%[3,6]
Portfolio turnover	129%	148%	188%	191%	96%[2]

*	Fund commenced operations on May 1, 2020.
[1]	Amount represents less than $0.01 per share.
[2]	Not annualized.
[3]	Annualized.
[4]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, and The Northern Trust Company, the current administrative agent and transfer agent, waived a portion of their fees beginning with the Fund’s commencement of operations, May 1, 2020 through July 31, 2020. Effective September 7, 2023, the Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 0.80% of average daily net assets until April 30, 2025. Prior to September 7, 2023, the annual expense limitation was 0.95%.
[5]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00%, 0.01%, 0.04%, 0.01% and 0.02% for the years 2020, 2021, 2022, 2023 and 2024.
[6]	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and recoupments, when applicable. BNY
Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2020 through July 31, 2020.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Event Driven Fund
Financial Highlights

	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020
Net asset value, beginning of period	$ 12.36	$ 11.79	$ 13.29	$ 13.93	$ 11.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.43	0.42	0.16	0.04	0.12
Net realized and unrealized gain (loss) on investments	(0.05)	0.70	(1.49)	0.93	2.74
Total income (loss) from investment operations	0.38	1.12	(1.33)	0.97	2.86
LESS DISTRIBUTIONS:
Net investment income	(0.17)	(0.55)	(0.02)	(0.15)	(0.17)
Net realized gain	—	—	(0.15)	(1.46)	(0.31)
Total distributions	(0.17)	(0.55)	(0.17)	(1.61)	(0.48)
Net asset value, end of period	$ 12.57	$ 12.36	$ 11.79	$ 13.29	$ 13.93
Total Return	3.07%	9.56%	(9.98)%	7.21%	24.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$ 223,228	$ 216,706	$ 204,289	$ 203,635	$ 142,064
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.39%	1.56%	1.69%	1.49%	1.59%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[1,2]	1.38%	1.55%	1.66%	1.42%	1.57%
Ratio of net investment income (loss) (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[1,2]	3.54%	3.52%	1.43%	0.10%	0.67%
Portfolio turnover	81%	105%	81%	109%	136%

[1]	The ratio for the fund includes the effect of dividends and interest on short positions, and interest expense which increased the expense ratios by 0.13%, 0.10%, 0.30%, 0.21% and 0.09% for the years 2020, 2021, 2022, 2023 and 2024.
[2]	Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the fund includes the effect of fees paid indirectly which impacted the expense ratios by 0.02%, 0.07%, 0.03%, 0.01% and 0.01% for the years 2020, 2021, 2022, 2023 and 2024.
Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Notes to Financial Statements

A. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Organization
The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and as further amended to date, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The nine series (each a “Fund”, and collectively, the “Funds”) included in this report are as follows:
Fund	Commencement of Operations
Emerging Markets Growth Fund	12/31/97
Emerging Markets Small Cap Growth Fund	08/22/11
Global Fund	04/10/17
International Small Cap Growth Fund	09/17/07
International Developed Equity Fund	04/30/24
Micro Cap Growth Fund	11/18/13
Small Cap Growth Fund	08/21/17
Small/Mid Cap Growth Fund	05/01/20
Event Driven Fund	08/26/13
The Emerging Markets Growth Fund and Small Cap Growth Fund each offer two classes of shares, designated as Institutional Class and Investor Class. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and voting privileges with respect to the Fund in general. Each class of shares has exclusive voting rights with respect to any matters involving only that class. The classes of each Fund pay pro rata the costs of management of that Fund’s portfolio, including the investment advisory fee. Each class of a Fund bears the cost of its own transfer agency and shareholder servicing arrangements, and any other class-specific expenses, which will result in differing expenses by class.
The Emerging Markets Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of emerging markets companies.
The Emerging Markets Small Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of small capitalization emerging markets companies.
The Global Fund seeks to maximize capital appreciation, using a growth style of investment, by investing primarily in common stocks and sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”).
The International Small Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of smaller capitalization non-U.S. companies.
The International Developed Equity Fund seeks to maximize capital appreciation by investing primarily in equity securities of companies located in non-U.S. developed market countries.
The Micro Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of micro capitalization U.S. companies.
The Small Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of small capitalization U.S. companies.
The Small/Mid Cap Growth Fund seeks to maximize capital appreciation by investing primarily in equity securities of small/medium capitalization U.S. companies.
The Event Driven Fund seeks to provide positive returns over full-market cycles by investing primarily in a broad range of asset classes and securities, including derivatives.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The presentation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates. The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update ("ASU") 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.
Securities Valuation
Investments in securities traded on a national securities exchange, including exchange-traded futures and options (including warrants), are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. North and South American exchange-traded securities for which no sale was reported are valued at the most recent closing bid price from the exchange the security is primarily traded on and are generally classified as level 1.  All other exchange-traded securities for which no sale was reported are valued at the mean between closing bid and ask prices from the exchange the security is primarily traded on and are also generally classified as level 1. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Long-term U.S. fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. Long-term non-U.S. fixed income securities are valued at the mean of the representative quoted bid and ask prices when held long or sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. The fair value analysis includes an analysis of the value of any unfunded commitments.
Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of fair value, values will be obtained from a third-party broker-dealer or counterparty.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. In addition, for the Emerging Markets Growth Fund, Emerging Markets Small Cap Growth, Global Fund, International Small Cap Growth Fund, and International Developed Equity Fund, if quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market assets may be valued at fair value as determined in good faith by the investment adviser of the Funds. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. These funds also use an independent pricing service to provide fair value estimates for relevant foreign equity securities. This pricing service uses correlations between the movement of prices of foreign equity securities and indexes of U.S. traded securities and other indicators, such as closing prices of ADRs and futures contracts, to determine the fair value of relevant foreign equity securities. To the extent utilized, securities would be classified as level 2 in the hierarchy described below.
Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the "valuation designee" appointed by the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. In addition, level 3 investments in certain early stage companies may be valued based upon initial transaction prices with management conducting ongoing assessments to determine whether new information is available to support a fair value adjustment. The information

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

management may consider in its ongoing assessments may include, but are not limited to, actual or upcoming financing or third-party sale transactions, current or forecasted performance, or regulatory approval status updates. It is possible that estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.
Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
Level 1 – quoted prices for active markets for identical securities
Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The following is a summary of the inputs used to value the Emerging Markets Growth Fund’s investments as of December 31, 2024:
Assets	Total Value at December 31, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Africa
South Africa	$88,006,917	$14,886,382	$73,120,535	$—
Europe
Austria	25,344,484	—	25,344,484	—
Greece	43,407,662	—	43,407,662	—
Hungary	26,795,682	—	26,795,682	—
Poland	24,236,907	—	24,236,907	—
Portugal	5,363,865	—	5,363,865	—
Russia	—	—	—	—*
Switzerland	9,234,901	—	9,234,901	—
Turkey	62,744,602	23,641,042	39,103,560	—
United Kingdom	17,377,792	—	17,377,792	—
Far East
China	623,573,756	121,720,942	501,852,814	—
Hong Kong	98,622,662	—	98,622,662	—
India	512,627,863	97,054,087	415,573,776	—
Indonesia	41,980,695	—	41,980,695	—
Macau	23,918,678	—	23,918,678	—
Malaysia	29,457,990	—	29,457,990	—
Philippines	23,977,885	—	23,977,885	—
Singapore	40,370,830	24,022,251	16,348,579	—
South Korea	236,582,787	—	236,582,787	—
Taiwan	477,889,871	274,331,779	203,558,092	—
Middle East
Israel	30,109,814	30,109,814	—	—
Saudi Arabia	51,018,094	14,106,566	36,911,528	—
United Arab Emirates	90,303,624	17,069,713	73,233,911	—
North America	260,414,018	260,414,018	—	—
South America
Argentina	26,681,623	26,681,623	—	—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Assets	Total Value at December 31, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Brazil	$116,370,340	$50,125,706	$66,244,634	$—
Peru	40,297,952	40,297,952	—	—
Preferred Stocks
South America	21,724,264	21,724,264	—	—
Short Term Investments	81,588,217	81,588,217	—	—
Total	$3,130,023,775	$1,097,774,356	$2,032,249,419	$—

* Level 3 security has zero value.
The following is a summary of the inputs used to value the Emerging Markets Small Cap Growth Fund’s investments as of December 31, 2024:
Assets	Total Value at December 31, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Africa
South Africa	$5,874,034	$4,407,492	$1,466,542	$—
Europe
Turkey	3,973,970	2,993,245	980,725	—
Far East
China	10,549,243	2,890,832	7,658,411	—
Hong Kong	1,121,757	—	1,121,757	—
India	39,806,308	—	39,806,308	—
Kazakhstan	1,438,645	—	1,438,645	—
Malaysia	1,642,544	—	1,642,544	—
South Korea	12,496,707	—	12,496,707	—
Taiwan	7,197,359	—	7,197,359	—
Vietnam	5,221,742	—	5,221,742	—
Middle East
Qatar	1,081,579	—	1,081,579	—
Saudi Arabia	2,769,835	1,237,869	1,531,966	—
United Arab Emirates	1,289,956	1,289,956	—	—
North America	9,650,447	9,650,447	—	—
South America
Argentina	2,901,354	2,901,354	—	—
Brazil	9,366,611	—	9,366,611	—
Peru	1,307,361	1,307,361	—	—
Short Term Investments	7,754,100	7,754,100	—	—
Total	$125,443,552	$34,432,656	$91,010,896	$—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following is a summary of the inputs used to value the Global Fund’s investments as of December 31, 2024:
Assets	Total Value at December 31, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Europe
France	$899,081	$—	$899,081	$—
Germany	2,356,919	—	2,356,919	—
Ireland	678,245	678,245	—	—
Italy	327,476	—	327,476	—
Netherlands	614,020	287,083	326,937	—
Spain	609,360	—	609,360	—
Switzerland	1,995,620	655,597	1,340,023	—
United Kingdom	4,750,044	623,423	4,126,621	—
Far East
Australia	305,498	—	305,498	—
China	1,337,150	—	1,337,150	—
Hong Kong	362,016	—	362,016	—
India	611,861	611,861	—	—
Indonesia	265,978	—	265,978	—
Japan	1,876,035	—	1,876,035	—
Taiwan	590,461	—	590,461	—
Middle East	1,238,620	1,238,620	—	—
North America	40,329,279	40,329,279	—	—
Short Term Investments	1,296,485	1,296,485	—	—
Total	$60,444,148	$45,720,593	$14,723,555	$—
The following is a summary of the inputs used to value the International Small Cap Growth Fund’s investments as of December 31, 2024:
Assets	Total Value at December 31, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Africa	$4,122,069	$—	$4,122,069	$—
Europe
Austria	2,945,212	2,945,212	—	—
Belgium	4,874,067	—	4,874,067	—
Denmark	4,286,986	—	4,286,986	—
Finland	2,597,954	—	2,597,954	—
France	6,015,731	—	6,015,731	—
Germany	14,601,426	—	14,601,426	—
Ireland	3,730,659	—	3,730,659	—
Italy	10,429,055	—	10,429,055	—
Netherlands	5,216,211	2,683,772	2,532,439	—
Norway	1,241,043	1,241,043	—	—
Spain	6,282,320	—	6,282,320	—
Sweden	1,203,196	1,203,196	—	—
Switzerland	13,868,029	—	13,868,029	—
United Kingdom	23,948,426	6,994,888	16,953,538	—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Assets	Total Value at December 31, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Far East
Australia	$8,063,011	$—	$8,063,011	$—
China	4,587,027	—	4,587,027	—
India	13,619,007	—	13,619,007	—
Indonesia	3,554,783	1,949,439	1,605,344	—
Japan	50,750,160	—	50,750,160	—
Singapore	1,167,764	—	1,167,764	—
South Korea	6,660,965	—	6,660,965	—
Taiwan	7,487,023	—	7,487,023	—
Thailand	1,060,921	1,060,921	—	—
Middle East	1,842,687	1,842,687	—	—
North America	20,946,676	20,946,676	—	—
South America
Brazil	3,149,569	1,011,084	2,138,485	—
Preferred Stocks
Europe	2,470,874	—	2,470,874	—
Short Term Investments	5,242,754	5,242,754	—	—
Total	$235,965,605	$47,121,672	$188,843,933	$—
The following is a summary of the inputs used to value the International Developed Equity Fund’s investments as of December 31, 2024:
Assets	Total Value at December 31, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Europe
Denmark	$34,599	$—	$34,599	$—
Finland	29,104	—	29,104	—
France	161,657	13,926	147,731	—
Germany	330,648	—	330,648	—
Ireland	88,513	—	88,513	—
Italy	34,036	—	34,036	—
Netherlands	39,224	—	39,224	—
Spain	65,456	—	65,456	—
Switzerland	84,995	—	84,995	—
United Kingdom	333,851	—	333,851	—
Far East
Japan	328,595	—	328,595	—
Singapore	54,847	54,847	—	—
North America	114,028	114,028	—	—
Short Term Investments	121,711	121,711	—	—
Total	$1,821,264	$304,512	$1,516,752	$—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following is a summary of the inputs used to value the Micro Cap Growth Fund’s investments as of December 31, 2024:
Assets*	Total Value at December 31, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$297,382,403	$297,382,403	$—	$—
Short Term Investments	811,597	811,597	—	—
Total	$298,194,000	$298,194,000	$—	$—

* See Schedule of Investments for industry breakout.
The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of December 31, 2024:
Assets*	Total Value at December 31, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$995,762,784	$995,762,784	$—	$—
Short Term Investments	12,077,060	12,077,060	—	—
Total	$1,007,839,844	$1,007,839,844	$—	$—

* See Schedule of Investments for industry breakout.
The following is a summary of the inputs used to value the Small/Mid Cap Growth Fund’s investments as of December 31, 2024:
Assets*	Total Value at December 31, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks	$60,393,154	$60,393,154	$—	$—
Short Term Investments	576,514	576,514	—	—
Total	$60,969,668	$60,969,668	$—	$—

* See Schedule of Investments for industry breakout.
The following is a summary of the inputs used to value the Event Driven Fund’s investments as of December 31, 2024:
Assets*	Total Value at December 31, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Bank Loans	$11,044,380	$—	$11,044,380	$—
Common Stocks
Asset Management	28,260,818	28,026,607	234,211	—
Banking	8,073,924	8,073,924	—	—
Biotechnology & Pharmaceuticals	21,486,355	21,486,355	—	—
Commercial Support Services	5,143,333	5,143,333	—	—
Industrial Intermediate Products	4,655,311	4,655,311	—	—
Industrial Support Services	5,729,550	5,729,550	—	—
Leisure Facilities & Services	12,875,730	12,875,730	—	—
Retail - Consumer Staples	3,968,733	3,968,733	—	—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Assets*	Total Value at December 31, 2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Software	$4,084,074	$4,084,074	$—	$—
Corporate Bonds	50,037,974	—	50,037,974	—
Preferred Stocks	5,255,665	5,255,665	—	—
Rights	117,197	—	117,197	—
Short Term Investments	51,948,388	51,948,388	—	—
Sovereign Bonds	6,651,965	—	6,651,965	—
Warrants	176,976	158,022	18,954	—
Total	$219,510,373	$151,405,692	$68,104,681	$—

Liabilities
Common Stocks Sold Short	$(474,514)	$(474,514)	$—	$—
Corporate Bonds Sold Short	(1,081,047)	—	(1,081,047)	—
Total	$(1,555,561)	$(474,514)	$(1,081,047)	$—

Other Financial Instruments
Total Return Swaps - Assets**	$376,879	$—	$376,879	$—
Total Return Swaps - Liabilities**	(124,211)	—	(124,211)	—
Total Other Financial Instruments	$252,668	$—	$252,668	$—

* See Schedule of Investments for industry breakout.
** Swaps are reflected as the unrealized appreciation (depreciation) on the instrument.
As of December 31, 2024, none of the Funds held Level 3 investments, other than as disclosed for Emerging Markets Growth Fund.
Securities Sold Short
The Event Driven Fund is engaged in selling securities short, which obligates it to replace a borrowed security by purchasing it at market price at the time of replacement. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.
The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Such deposit is included in “Deposits at broker for securities sold short” in the Statement of Assets and Liabilities. The Fund is obligated to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund in the Statement of Operations.
The Fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions. The Fund may also earn rebates as an element of the custodian arrangement, which are recorded as an offset to stock loan fees on short sales transactions. The stock loan fees on short sales are recognized on the Statements of Operations. In the event that rebates exceed the stock loan fees on short sales, the net rebates are recognized as a component of investment income on the Statements of Operations.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Federal Income Taxes
No provision is made for Federal income taxes since each Fund has elected to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.
Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2024, 2023, 2022, and 2021 remain open to Federal and state audit. As of December 31, 2024, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund's financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes are provided for based on the Funds' understanding of the tax rules and regulations that exist in the foreign markets in which they invest. Any deferred foreign capital gains tax is accrued based upon net unrealized gains, and is payable upon sale of such investment.
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.
For the year ended December 31, 2024, reclassifications were recorded to distributable earnings (deficit) and paid-in capital for any permanent tax differences. These reclassifications relate primarily to certain non-deductible expenses and distributions paid in excess of the Subchapter M requirement. Results of operations and net assets were not affected by these reclassifications.
	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund	International Developed Equity Fund
Paid-in capital	$(455,425)	$(82)	$—	$—	$—
Total distributable earnings (deficit)	455,425	82	—	—	—

	Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
Paid-in capital	$—	$—	$—	$639
Total distributable earnings (deficit)	—	—	—	(639)

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Accumulated capital losses represent net capital loss carryovers that may be available for an unlimited period to offset future realized capital gains and thereby reduce future capital gains distributions. Capital loss carryovers retain the character of the original loss. The following table shows the amounts of capital loss carryovers, if any, by each of the applicable Funds as of December 31, 2024:
	Not Subject to Expiration
Fund	Short-Term	Long-Term
Emerging Markets Growth Fund	$202,616,964	$—
Emerging Markets Small Cap Growth Fund	21,197,244	—
Global Fund	—	—
International Small Cap Growth Fund	31,783,127	—
International Developed Equity Fund	78,303	—
Micro Cap Growth Fund	—	—
Small Cap Growth Fund	60,691,032	—
Small/Mid Cap Growth Fund	2,347,261	—
Event Driven Fund	—	5,939,192
During the year ended December 31, 2024, the Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Global Fund, International Small Cap Growth Fund, Micro Cap Growth Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Event Driven Fund utilized $(121,414,610), $(12,529,425), $(1,041,006), $(8,670,241), $(19,120,137), $(64,185,181), $(1,156,752) and $(699,748), respectively, of capital loss carryforwards.
Pursuant to Federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain ordinary losses between November 1 and December 31 as occurring on the first day of the following tax year. For the year ended December 31, 2024, the following qualified late-year ordinary losses were deferred and recognized on January 1, 2025:
Fund	Total Capital Loss Deferral	Total
Emerging Markets Growth Fund	$2,198,095	$2,198,095
Emerging Markets Small Cap Growth Fund	64,591	64,591
Global Fund	—	—
International Small Cap Growth Fund	—	—
International Developed Equity Fund	—	—
Micro Cap Growth Fund	—	—
Small Cap Growth Fund	—	—
Small/Mid Cap Growth Fund	—	—
Event Driven Fund	—	—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Distributions to Shareholders
The tax character of distributions paid during the years ended December 31, 2024, and December 31, 2023, were as follows:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Emerging Markets Growth Fund	2024	$33,987,974	$—	$—	$33,987,974
	2023	50,000,030	—	—	50,000,030
Emerging Markets Small Cap Growth Fund	2024	850,001	—	—	850,001
	2023	1,149,999	—	—	1,149,999
Global Fund	2024	2,062,099	2,892,981	—	4,955,080
	2023	760,000	—	—	760,000
International Small Cap Growth Fund	2024	1,199,995	—	—	1,199,995
	2023	2,500,006	—	—	2,500,006
International Developed Equity Fund	2024	5,146	—	—	5,146
Micro Cap Growth Fund	2024	5,343,643	5,937,761	—	11,281,404
	2023	—	—	1,999,999	1,999,999
Small Cap Growth Fund	2024	12,000,002	—	—	12,000,002
	2023	2,744,143	—	255,848	2,999,991
Small/Mid Cap Growth Fund	2024	200,000	—	—	200,000
	2023	—	—	—	—
Event Driven Fund	2024	3,000,005	—	—	3,000,005
	2023	9,649,997	—	—	9,649,997
As of December 31, 2024, the components of net assets on a tax basis were as follows:
	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund	International Developed Equity Fund
Undistributed ordinary income	$—	$—	$638,608	$2,496,849	$58
Undistributed long-term capital gain	—	—	962,228	—	—
Accumulated earnings	—	—	1,600,836	2,496,849	58
Paid-in capital	2,841,149,574	127,169,389	44,140,935	241,853,854	1,845,667
Accumulated capital and other losses	(204,815,059)	(21,261,835)	—	(31,783,127)	(78,303)
Unrealized appreciation (depreciation) on investments, securities sold short, warrants and swaps	508,774,732	18,975,577	14,633,731	23,597,221	38,500
Net assets	$3,145,109,247	$124,883,131	$60,375,502	$236,164,797	$1,805,922

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

	Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
Undistributed ordinary income	$—	$4,893,507	$351,348	$5,266,353
Undistributed long-term capital gain	13,314,686	—	—	—
Accumulated earnings	13,314,686	4,893,507	351,348	5,266,353
Paid-in capital	205,951,873	842,846,701	50,836,011	223,507,232
Accumulated capital and other losses	—	(60,691,032)	(2,347,261)	(5,939,192)
Unrealized appreciation (depreciation) on investments, securities sold short, warrants and swaps	78,965,550	215,415,108	12,076,392	393,592
Net assets	$298,232,109	$1,002,464,284	$60,916,490	$223,227,985
The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of December 31, 2024, were as follows:
Fund	Tax Cost Basis	Gross Appreciation	Gross Depreciation	Net Appreciation/ Depreciation
Emerging Markets Growth Fund	$2,614,656,989	$607,566,313	$(92,199,524)	$515,366,789
Emerging Markets Small Cap Growth Fund	105,137,367	26,156,806	(5,850,619)	20,306,187
Global Fund	45,810,078	15,450,181	(816,113)	14,634,068
International Small Cap Growth Fund	211,824,495	33,022,769	(8,881,270)	24,141,499
International Developed Equity Fund	1,782,765	119,487	(80,987)	38,500
Micro Cap Growth Fund	219,228,450	86,965,199	(7,999,649)	78,965,550
Small Cap Growth Fund	792,424,736	230,460,002	(15,044,894)	215,415,108
Small/Mid Cap Growth Fund	48,893,276	13,470,017	(1,393,625)	12,076,392
Event Driven Fund	217,813,888	6,583,096	(6,189,504)	393,592
The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and PFIC mark-to-market.
Foreign Currency Spot Contracts
The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On December 31, 2024, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates. The net unrealized appreciation or depreciation on spot contracts is reflected as receivable for investment securities sold or payable for investment securities purchased in the Statements of Assets and Liabilities.
Foreign Currency Translation
The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.
Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.
Net realized gain (loss) on foreign currency contracts on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency.
The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.
Indemnifications
Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Operating Segments
In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds' financial position or the results of their operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Treasurer and Assistant Treasurer of the Funds' act together as the Funds' CODM. Each individual Fund represents a single operating segment, as the CODM monitors the operating results of each Fund as a whole and each Funds' long-term strategic asset allocation is pre-determined in accordance with the Funds' single investment objective which is executed by each Funds' portfolio managers as a team. The financial information in the form of each Funds' portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Funds' comparative benchmarks and to make resource allocation decisions for the Funds' single segment, is consistent with that presented within each Funds' financial statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statements of Operations.
Securities Transactions, Income and Commitments
The Trust records security transactions on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Non-cash dividends are recognized as investment income at the fair value of the property received.
Pursuant to the terms of certain of the senior unsecured loan agreements, certain Funds may have unfunded loan commitments, which are callable on demand. Each such Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At December 31, 2024, the Funds had no unfunded senior loan commitments.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Certain Funds may invest in early-stage companies that may require additional contributions or funding if certain performance milestones are met. Management continuously assesses whether these companies will achieve these performance milestones and considers the impact of these commitments as they become due. Additionally, in connection with certain investments a Fund may provide commitments for future investments. At December 31, 2024, the Funds had no such outstanding commitments.
B. INVESTMENTS IN DERIVATIVES
Certain Funds use derivative instruments such as swaps, futures, options, swaptions, and forward foreign currency contracts in connection with their respective investment strategies. During the period January 1, 2024, through December 31, 2024, the Event Driven Fund primarily utilized: 1) total return swaps to gain exposure to certain sectors and manage volatility; and 2) options, including warrants, to both hedge exposure and provide exposure to certain market segments or specific securities. Detail regarding each derivative type is included below.
Swap Contracts
The Event Driven Fund engages in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index, and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Swaps that are centrally cleared are exposed to the creditworthiness of the clearing organizations (and, consequentially, that of their members generally, banks and broker-dealers) involved in the transaction. Centrally cleared swaps are valued daily and unrealized gains or losses are recorded in a variation margin account. The Fund receives from or pays to the clearing organization a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss.
Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.
Total return swap contracts are arrangements to exchange a market or security linked return for a periodic payment, based on a notional principal amount, in order to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index, or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as a change in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statements of Assets and Liabilities. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.
Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as changes in net unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.
Under the terms of a credit default swap, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. A Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

in net realized gain (loss) on swap contracts. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation) on the Statements of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.
Risks associated with swap contracts include changes in the returns of underlying instruments and/or interest rates, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. For centrally cleared swap contracts, counterparty risk is limited due to the role of the clearinghouse. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty.
Options Contracts
The Funds may use options contracts, which include warrants, to hedge downside risk, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities, or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedules of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security, or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security, or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid.
Forward Foreign Currency Contracts
Certain Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as change in net unrealized appreciation or depreciation on the Statements of Operations. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized appreciation (depreciation) reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably.
Equity Certificates
Certain Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis. A Fund’s equity certificates are not subject to any master netting agreement.
Derivative Investment Holdings Categorized by Risk Exposure
Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instrument by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. Each Fund's derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value.
The following table sets forth the fair value and the location in the Statements of Assets and Liabilities of the Event Driven Fund’s derivative contracts by primary risk exposure as of December 31, 2024:
	Asset derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Equity contracts	Warrant securities, at fair value	$176,976
Equity contracts	Unrealized appreciation on open OTC swap contracts	376,879
Total		$553,855

	Liabilities derivatives
Risk exposure category	Statements of Assets and Liabilities location	Fair Value
Equity contracts	Unrealized depreciation on open OTC swap contracts	$124,211
Total		$124,211

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The following table sets forth the Event Driven Fund’s net realized gain (loss) by primary risk exposure and by type of derivative contract for the period January 1, 2024 through December 31, 2024:
Amount of net realized gain (loss) on derivatives
	Risk exposure category
Derivative	Equity contracts	Total
Warrants	$83,434	$83,434
Purchased options contracts	(340,980)	(340,980)
Written options contracts	224,050	224,050
Swap contracts	(845,599)	(845,599)
Total	$(879,095)	$(879,095)
The following table sets forth the Event Driven Fund’s change in net unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the period January 1, 2024 through December 31, 2024:
Change in net unrealized appreciation (depreciation) on derivatives
	Risk exposure category
Derivative	Equity contracts	Total
Warrants	$(12,969)	$(12,969)
Purchased options contracts	206,624	206,624
Written options contracts	(118,282)	(118,282)
Swap contracts	325,303	325,303
Total	$400,676	$400,676
The gross notional amount and/or the number of contracts for the Event Driven Fund as of December 31, 2024, are included on the Schedule of Investments. The quarterly average values of derivative investments for the period January 1, 2024 through December 31, 2024, is set forth in the table below:
Quarterly Derivative Averages
Derivative	Quarterly Average	$ Amount/ Number
Warrants	number of contracts	863,744
Purchased options contracts	number of contracts	461
Written options contracts	number of contracts	(331)
Swap contracts	gross notional amount	$31,142,757
Disclosures about Offsetting Assets and Liabilities
The Funds are party to various agreements, including International Swaps and Derivatives Association Agreements and related Credit Support Annexes (“Master Netting Agreements” or “MNA”), which govern the terms of certain transactions with select counterparties. MNAs are designed to reduce counterparty risk associated with the relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As MNAs are specific to the unique operations of different asset types, they allow each Fund to close out and net its total exposure to a counterparty in the event of default with respect to all of the transactions governed under a single agreement with that counterparty. MNAs can also help reduce counterparty risk by specifying collateral posting

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of "Investment securities at fair value" or "Deposits at broker for securities sold short".
For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MNAs or similar arrangements on the Statements of Assets and Liabilities. The settlement of futures contracts, swap contracts and exchange-traded purchased options is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. For that reason, these instruments are excluded from the below disclosure.
The following table presents the Event Driven Fund’s financial and derivative assets subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Event Driven Fund as of December 31, 2024:
Unrealized Appreciation on Open OTC Swap Contracts
Counterparty	Gross Amounts Recognized in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received/ (Pledged)	Net Amount
Goldman Sachs International	$273,128	$(111,927)	$—	$161,201
Morgan Stanley	103,751	(12,284)	—	91,467
Total	$376,879	$(124,211)	$—	$252,668
The following table presents the Event Driven Fund’s financial and derivative liabilities subject to Master Netting Agreements by type, net of amounts available for offset under a MNA and net of the related collateral received by the Event Driven Fund as of December 31, 2024:
Unrealized Depreciation on Open OTC Swap Contracts
Counterparty	Gross Amounts Recognized in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received/ (Pledged)	Net Amount
Goldman Sachs International	$(111,927)	$111,927	$—	$—
Morgan Stanley	(12,284)	12,284	—	—
Total	$(124,211)	$124,211	$—	$—
C. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES
Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, serves as the investment adviser and valuation designee to the Funds.  As of December 31, 2024, the Driehaus Trust Company (“DTC”) has authority over a controlling interest in the Adviser that is owned by Driehaus Capital Holdings LLLP.  As of December 31, 2024, DTC and other affiliates together had authority over a controlling interest in the Global Fund, the International Developed Equity Fund, the Small/Mid Cap Growth Fund and substantial, non-controlling interests in certain other Funds.
In return for its services to the Funds, the Adviser receives monthly fees. Emerging Markets Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.05% on the first $1.5 billion, 0.75% over $1.5 billion and up to $2.5 billion, and 0.50% in excess of $2.5 billion of average daily net assets. Emerging Markets Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at the annual rate of 1.10% of average daily net assets. Global Fund pays the Adviser a management fee computed and accrued daily at the annual rate of 0.65% of average daily net assets. International Small Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.00% of average daily net assets. International Developed Equity Fund pays the Adviser a monthly fee computed and accrued daily at the annual rate of 0.70% of average daily net assets. Micro Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of average daily net assets. Small

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Cap Growth Fund and Small/Mid Cap Growth pay the Adviser a monthly fee computed and accrued daily at an annual rate of 0.60% of average daily net assets. Event Driven Fund pays the Adviser a monthly fee computed and accrued daily at the annual rate of 1.00% of average daily net assets.
DCM entered into a contractual agreement to cap Emerging Markets Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.24% of average daily net assets until April 30, 2025. Prior to December 31, 2020, the cap was 1.45%. DCM is entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2024 through December 31, 2024, DCM waived fees for Emerging Markets Small Cap Growth Fund totaling $85,349 under this agreement.
DCM entered into a contractual agreement to cap the Global Fund’s annual ordinary operating  expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.75% of average daily net assets until April 30, 2025. Prior to April 30, 2023, the cap was 0.99%. DCM is entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2024 through December 31, 2024, DCM waived fees for Global Fund totaling $86,673 under this agreement.
DCM entered into a contractual agreement to cap the International Developed Equity Fund's annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.80% of average daily net assets until April 30, 2027. DCM is entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period April 30, 2024 (Commencement of Operations) to December 31, 2024, DCM waived fees for International Developed Equity Fund totaling $78,939 under this agreement.
DCM entered into a contractual agreement to cap Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.20% of average daily net assets for the Investor Class and 0.95% of average daily net assets for the Institutional Class until April 30, 2023. DCM was entitled to recoupment for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remained below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2024 through December 31, 2024, DCM did not reimburse or recoup any fees for the Investor or Institutional Class shares of the Small Cap Growth Fund under this agreement, as there were no such fees or expenses outstanding on April 30, 2023.
DCM entered into a contractual agreement to cap Small/Mid Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.80% of average daily net assets until April 30, 2025. Prior to September 6, 2023, the cap was 0.95%. For a period of three years subsequent to the Fund’s commencement of operations on May 1, 2020, DCM is entitled to recoupment of previously waived fees and reimbursed expenses to the extent that the expense ratio remains below the operating expense cap in place at the time of the waiver and the current operating expense cap for a period not to exceed three years from the date on which the waiver or reimbursement was made. For the period January 1, 2024 through December 31, 2024, DCM waived fees for Small/Mid Cap Growth Fund totaling $14,253 under this agreement.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

The table below indicates the amount of fees available for recoupment by DCM in future periods:
Period ended December 31	Emerging Markets Small Cap Growth Fund	Global Fund	International Developed Equity Fund	Small/Mid Cap Growth Fund
2025	$207,973	$174,550	$—	$87,616
2026	125,610	145,128	—	53,555
2027	85,349	86,673	78,939	14,253
Total	$418,932	$406,351	$78,939	$155,424
The Emerging Markets Growth Fund incurred $25,832,299 for investment advisory fees during the year ended December 31, 2024, of which $2,263,543 was payable to DCM at December 31, 2024. The Emerging Markets Small Cap Growth Fund incurred $1,281,255 for investment advisory fees during the year ended December 31, 2024, of which $111,931 was payable to DCM at December 31, 2024. The Global Fund incurred $384,115 for investment advisory fees during the year ended December 31, 2024, of which $25,003 was payable to DCM at December 31, 2024. The International Small Cap Growth Fund incurred $2,360,815 for investment advisory fees during the year ended December 31, 2024, of which $204,474 was payable to DCM at December 31, 2024. The International Developed Equity Fund incurred $6,893 for investment advisory fees during the period April 30, 2024 (Commencement of Operations) to December 31, 2024, of which $1,073 was payable to DCM at December 31, 2024. The Micro Cap Growth Fund incurred $3,394,412 for investment advisory fees during the year ended December 31, 2024, of which $335,519 was payable to DCM at December 31, 2024. The Small Cap Growth Fund incurred $4,860,243 for investment advisory fees during the year ended December 31, 2024, of which $530,784 was payable to DCM at December 31, 2024. The Small/Mid Cap Growth Fund incurred $308,774 for investment advisory fees during the year ended December 31, 2024, of which $29,972 was payable to DCM at December 31, 2024. The Event Driven Fund incurred $2,141,066 for investment advisory fees during the year ended December 31, 2024, of which $192,971 was payable to DCM at December 31, 2024.
The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the period ended December 31, 2024, these arrangements reduced the expenses of Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Global Fund, International Small Cap Growth Fund, International Developed Equity Fund, Micro Cap Growth Fund, Small Cap Growth Fund, Small/Mid Cap Growth Fund and Event Driven Fund by $240,011 (0.8%), $3,729 (0.2%), $8,694 (1.6%), $15,679 (0.6%), $652 (0.6%), $95,226 (2.6%), $170,115 (2.9%), $8,014 (1.8%) and $27,115 (0.9%) respectively.
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to minimize trading costs, where permissible. For the year ended December 31, 2024, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:
Fund	Purchases	Sales	Net Realized Gain (Loss)
Event Driven Fund	$2,830,008	$—	$—
The Adviser is a party to a Fee Reimbursement Agreement (“Agreement”) with the Emerging Markets Growth Fund, the Small Cap Growth Fund, and the Event Driven Fund. Under the Agreement, the Funds reimburse the Adviser for certain fees paid to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

Funds. The amount to be reimbursed will not exceed 0.25% of the average daily net assets held by such intermediaries. The amounts incurred and payable to the Adviser during the period January 1, 2024, through December 31, 2024, are as follows:
Fund	Shareholder services plan fees	Accrued shareholder services plan fees
Emerging Markets Growth Fund	$ 1,396,049	$ 244,363
Small Cap Growth Fund	221,541	39,977
Event Driven Fund	380,474	59,268
Certain officers of the Trust are also officers of DCM. The Funds pay a portion of the Chief Compliance Officer’s salary. No other officers received compensation from the Funds during the period January 1, 2024, through December 31, 2024. The Independent Trustees are compensated for their services to the Trust and such compensation is reflected as Trustees’ fees in the Statements of Operations.
The Northern Trust Company (“Northern”) serves as fund accounting and administration services provider and transfer agent for the Funds. Under the terms of the Fund Administration and Accounting Services Agreement, Northern is entitled to receive fees, computed daily and payable monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.0175% and 0.045% of average daily net assets. For its services as Transfer Agent, Northern receives a fee, computed daily and payable monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.002% and 0.0175% of average daily net assets of each Fund.
D. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding derivatives, short term securities and U.S. government obligations) for the year ended December 31, 2024 were as follows:
Fund	Purchases	Sales
Emerging Markets Growth Fund	3,753,844,581	3,379,527,651
Emerging Markets Small Cap Growth Fund	105,117,771	107,258,283
Global Fund	61,550,061	65,269,864
International Small Cap Growth Fund	212,455,271	197,988,197
International Developed Equity Fund	2,663,395	924,027
Micro Cap Growth Fund	313,279,483	310,953,222
Small Cap Growth Fund	1,171,002,313	897,655,817
Small/Mid Cap Growth Fund	100,586,948	65,346,409
Event Driven Fund	153,014,400	140,017,038
The Funds had no purchases and sales of U.S. government obligations for the year January 1, 2024, through December 31, 2024.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

E. CAPITAL SHARE TRANSACTIONS
For the years ended December 31, 2024 and 2023, transactions in capital shares (authorized shares unlimited) were as follows:
	Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund		Global Fund
	2024	2023	2024	2023	2024	2023
Fund
Shares issued	—	—	1,162,518	941,612	186,145	314,720
Shares reinvested	—	—	32,827	52,314	64,819	12,037
Shares redeemed	—	—	(1,112,586)	(1,205,698)	(308,153)	(508,899)
Net increase (decrease)	—	—	82,759	(211,772)	(57,189)	(182,142)
Investor Class
Shares issued	2,662,463	2,569,796	—	—	—	—
Shares reinvested	128,560	291,482	—	—	—	—
Shares redeemed	(4,029,168)	(4,415,301)	—	—	—	—
Net increase (decrease)	(1,238,145)	(1,554,023)	—	—	—	—
Institutional Class
Shares issued	21,341,470	17,992,754	—	—	—	—
Shares reinvested	691,890	1,012,414	—	—	—	—
Shares redeemed	(10,086,367)	(7,845,573)	—	—	—	—
Net increase (decrease)	11,946,993	11,159,595	—	—	—	—
Total net increase (decrease)	10,708,848	9,605,572	—	—	—	—

	International Small Cap Growth Fund		International Developed Equity Fund	Micro Cap Growth Fund
	2024	2023	2024	2024	2023
Fund
Shares issued	4,150,187	3,998,996	189,684	4,611,631	6,290,637
Shares reinvested	128,462	283,147	515	636,968	145,068
Shares redeemed	(3,266,121)	(6,435,111)	(8,150)	(3,920,923)	(3,933,992)
Net increase (decrease)	1,012,528	(2,152,968)	182,049	1,327,676	2,501,713
Investor Class
Shares issued	—	—	—	—	—
Shares reinvested	—	—	—	—	—
Shares redeemed	—	—	—	—	—
Net increase (decrease)	—	—	—	—	—
Institutional Class
Shares issued	—	—	—	—	—
Shares reinvested	—	—	—	—	—
Shares redeemed	—	—	—	—	—
Net increase (decrease)	—	—	—	—	—
Total net increase (decrease)	—	—	—	—	—

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

	Small Cap Growth Fund		Small/Mid Cap Growth Fund		Event Driven Fund
	2024	2023	2024	2023	2024	2023
Fund
Shares issued	—	—	2,620,995	73,361	4,830,493	5,623,843
Shares reinvested	—	—	9,297	—	235,502	775,391
Shares redeemed	—	—	(376,547)	(143,132)	(4,841,356)	(6,193,625)
Net increase (decrease)	—	—	2,253,745	(69,771)	224,639	205,609
Investor Class
Shares issued	2,571,149	2,098,855	—	—	—	—
Shares reinvested	60,272	19,822	—	—	—	—
Shares redeemed	(2,016,469)	(1,458,618)	—	—	—	—
Net increase (decrease)	614,952	660,059	—	—	—	—
Institutional Class
Shares issued	17,369,079	8,496,069	—	—	—	—
Shares reinvested	393,784	137,612	—	—	—	—
Shares redeemed	(5,788,481)	(7,962,420)	—	—	—	—
Net increase (decrease)	11,974,382	671,261	—	—	—	—
Total net increase (decrease)	12,589,334	1,331,320	—	—	—	—
F. RESTRICTED SECURITIES
Restricted securities are securities that are not registered for sale under the Securities Act of 1933, as amended, or applicable foreign law and that may be resold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2024, the Funds held restricted securities as denoted on the Schedules of Investments.
G. LINE OF CREDIT
The Funds obtained a committed line of credit in the amount of $50,000,000. The line of credit is available primarily to meet large, unexpected shareholder redemptions subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5% or 1.75%, whichever is greater. There is a commitment fee of 0.10% of the excess of the $50,000,000 committed amount over the sum of the average daily balance of any loans, which is allocated amongst the Funds based on average net assets. The Credit Agreement will expire on March 20, 2025 unless extended or renewed. The Funds did not borrow under the line of credit during the period January 1, 2024 through December 31, 2024 and thus had no outstanding balances as of that date.
H. FOREIGN INVESTMENT RISKS
To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.
I. REDEMPTION FEES
The Driehaus Micro Cap Growth Fund will charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The Board of Trustees of the Funds eliminated the 2.00% redemption fee previously applicable to shareholders of: (i) the Driehaus Emerging Markets Growth Fund, effective February 1, 2023; and (ii) the Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Fund, Driehaus International Small Cap Growth Fund, Driehaus Small Cap Growth Fund and the Driehaus Small/Mid Cap Growth Fund, effective October 6, 2023, who sold their shares within 60 days of purchase. Assessed redemption fees are recorded in paid-in capital and reflected in the Statements of Changes in Net Assets. The Funds had no redemption fees for the year January 1, 2024 through December 31, 2024.

Driehaus Mutual Funds
Notes to Financial Statements  — (Continued)

J. SUBSEQUENT EVENTS
Events or transactions that occurred after the date of this report through the date the report was issued have been evaluated for potential impact to the financial statements. There are no subsequent events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Driehaus Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Driehaus Mutual Funds (the “Trust”) (comprising Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Fund, Driehaus International Small Cap Growth Fund, Driehaus International Developed Equity Fund, Driehaus Micro Cap Growth Fund, Driehaus Small Cap Growth Fund, Driehaus Small/Mid Cap Growth Fund and Driehaus Event Driven Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2024, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Driehaus Mutual Funds at December 31, 2024, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Funds comprising Driehaus Mutual Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Driehaus Emerging Markets Growth Fund
Driehaus Emerging Markets Small Cap Growth Fund
Driehaus Global Fund
Driehaus International Small Cap Growth Fund
Driehaus Micro Cap Growth Fund
Driehaus Small Cap Growth Fund
Driehaus Event Driven Fund	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the five years in the period ended December 31, 2024
Driehaus Small/Mid Cap Growth Fund	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the four years in the period ended December 31, 2024 and the period from May 1, 2020 (commencement of operations) through December 31, 2020
Driehaus International Developed Equity Fund	For the period from April 30, 2024 (commencement of operations) through December 31, 2024
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm — (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and counterparties; when replies were not received from brokers, we performed other audit procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Driehaus investment companies since 2002.
Chicago, Illinois
February 25, 2025

Shareholder Information (unaudited)

TAX INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2024
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The Funds designate the following amounts as a long-term capital gain distribution:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund	International Developed Equity Fund
$—	$—	$2,892,981	$—	$—

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
$5,937,761	$—	$—	$—
For taxable non-corporate shareholders, the following percentages of income represent qualified dividend income subject to the 15% rate category:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund	International Developed Equity Fund
100.00%	85.32%	30.86%	100.00%	100.00%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
13.21%	16.42%	80.11%	35.22%
For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:
Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund	Global Fund	International Small Cap Growth Fund	International Developed Equity Fund
2.81%	—%	14.42%	—%	—%

Micro Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund	Event Driven Fund
10.92%	12.78%	65.78%	35.22%

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Statement Regarding Basis for Approval of Investment Advisory Contract

BOARD CONSIDERATIONS IN CONNECTION WITH THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR DRIEHAUS MUTUAL FUNDS
The Board of Trustees (the “Board”) of the Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Fund, Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, Driehaus Small Cap Growth Fund, Driehaus Small/Mid Cap Growth Fund and Driehaus Event Driven Fund (each a “Fund” and collectively, the “Funds”) on September 17, 2024 for a one-year term ending September 30, 2025. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a meeting with their independent legal counsel on September 9, 2024 to review the materials provided in response to their request. The Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement for each Fund. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement at the Board meeting.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.
Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and certain administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board noted the Adviser’s role in overseeing the Funds’ other service providers, including the Adviser’s review of expenses. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities.
The Board received and considered performance information provided for each Fund (and share class, as applicable), comparing it to the performance of a peer universe of funds (the “Performance Universe”) and a peer group of funds, as applicable, compiled by Barrington Partners (“Barrington”) using data from Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”), and to each Fund’s performance benchmark index, as identified in reports to shareholders. The Board noted that the Adviser represented that, because the Funds’ performance can be volatile over shorter time periods, for Funds with longer performance records (except for Driehaus Global Fund, which had a change in investment strategy effective April 30, 2023, and Driehaus Event Driven Fund, which pursues an investment strategy that differs from its benchmark), it was also meaningful to analyze the performance over rolling time periods. The Board reviewed rolling performance for the Funds for the 1-, 3- and 5-year periods, as applicable, over the life of each covered Fund relative to its benchmark and noted that, in a majority of the time periods measured, each Fund outperformed its benchmark index. The Board also noted that the rolling performance information for Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund and Driehaus Small Cap Growth Fund included the performance of each Fund’s predecessor limited partnership. Because the predecessor limited partnerships did not operate as mutual funds and were not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of such Funds’ longer-term performance information. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.
As to the specific Funds, the Board considered that, as of June 30, 2024, Driehaus Emerging Markets Growth Fund (Investor Shares) outperformed its Performance Universe for the 1-, 3-, 5- and 10-year periods, ranking in the first, second and first quartiles for the 1-, 3- and 5-year periods, respectively (the first quartile being the best performers and the fourth

Statement Regarding Basis for Approval of Investment Advisory Contract — (Continued)

quartile being the worst performers). The Board noted that Driehaus Emerging Markets Growth Fund (Investor Shares) outperformed its benchmark index, the MSCI Emerging Markets Index, for each of the above periods. The Board further noted that, as of June 30, 2024, Driehaus Emerging Markets Growth Fund (Institutional Shares) outperformed its Performance Universe for the 1-, 3- and 5-year periods (the Fund’s Institutional Shares inception date was July 17, 2017), ranking in the first, second and first quartiles for the 1-, 3- and 5-year periods, respectively, and that Driehaus Emerging Markets Growth Fund (Institutional Shares) outperformed its benchmark index for each of the above periods.
The Board considered that, as of June 30, 2024, Driehaus International Small Cap Growth Fund outperformed its Performance Universe for the 1-, 3-, 5- and 10-year periods, ranking in the first quartile for the 1-, 3- and 5-year periods. The Board noted that Driehaus International Small Cap Growth Fund outperformed its benchmark index, the MSCI All Country World ex USA Small Cap Growth Index, for each of the above periods.
The Board considered that, as of June 30, 2024, Driehaus Micro Cap Growth Fund outperformed its Performance Universe for the 1-, 3-, 5- and 10-year periods, ranking in the first quartile for the 1-, 3- and 5-year periods. In addition, the Board noted that Driehaus Micro Cap Growth Fund outperformed its benchmark index, the Russell Microcap Growth Index, for each of the above periods.
The Board considered that, as of June 30, 2024, Driehaus Emerging Markets Small Cap Growth Fund outperformed its Performance Universe for the 1, 3-, 5- and 10-year periods, ranking in the first quartile of its Performance Universe for the 1-, 3- and 5-year periods. In addition, the Board noted that Driehaus Emerging Markets Small Cap Growth Fund outperformed its benchmark index, the MSCI Emerging Markets Small Cap Index, for the 1- and 5-year periods.
The Board considered that, as of June 30, 2024, Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares) outperformed its Performance Universe for the 1-, 3- and 5-year periods, ranking in the first quartile for each period (the Fund’s inception date was August 21, 2017). The Board noted that Driehaus Small Cap Growth Fund (Investor Shares and Institutional Shares) outperformed its benchmark index, the Russell 2000 Growth Index, for each of the above periods.
The Board considered that, as of June 30, 2024, Driehaus Global Fund outperformed its Performance Universe for the 1-year period, ranking in the first quartile. The Board noted that the Fund changed its investment strategy effective April 30, 2023 and that, the Performance Universe data provided by Barrington for the 3- and 5-year periods ended June 30, 2024 was not representative of the new investment strategy, and, thus, was not relevant to its consideration of the Fund’s performance. In addition, the Board noted that Driehaus Global Fund outperformed its benchmark index, the MSCI All Country World Index, for the 1-year period.
The Board considered that, as of June 30, 2024, Driehaus Small/Mid Cap Growth Fund’s outperformed its Performance Universe for the 1- and 3-year periods, ranking in the first quartile for each period (the Fund’s inception date was May 1, 2020). In addition, the Board noted that Driehaus Small/Mid Cap Growth Fund outperformed its benchmark index, the Russell 2500 Growth Index, for each of the above periods.
The Board considered that, as of June 30, 2024, Driehaus Event Driven Fund outperformed its Performance Universe for the 5- and 10-year periods, ranking in the third, fourth and first quartiles, respectively, of its Performance Universe for the 1-, 3- and 5-year periods. In addition, the Board noted that Driehaus Event Driven Fund underperformed the S&P 500 Index for each of the above periods. The Board noted the Adviser’s statement that the benchmark for Driehaus Event Driven Fund is more representative for long-only funds and that the HFRX Event Driven Index and Morningstar Event Driven Category are more representative of Driehaus Event Driven Fund than the benchmark index. The Board also reviewed performance for Driehaus Event Driven Fund for the 1-, 3- and 5-year and year-to-date periods ended June 30, 2024, relative to the HFRX Event Driven Index and Morningstar Event Driven Category and noted that, except for the year-to-date period, the Fund outperformed the HFRX Event Driven Index for each period and outperformed the Morningstar Event Driven Category for the 1- and 5-year periods. The Board considered that the Fund’s objective of a positive return over a full market cycle had been met and that the Fund’s volatility target, as measured by having a standard deviation of two-thirds or less than that of the S&P 500 Index, had been met for each of the 1-, 3- and 5-year periods.
As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long term, the investment philosophy produces value for shareholders.

Statement Regarding Basis for Approval of Investment Advisory Contract — (Continued)

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser supported approval of the Agreement for each Fund.
Fees.  The Board considered each Fund’s contractual management fee rate, operating expenses and total expense ratio as of June 30, 2024 as compared to peer expense group information based on data compiled by Barrington using data from Morningstar (with the fourth quartile being the highest fee). The Board noted that Driehaus Small Cap Growth Fund’s (Investor Shares and Institutional Shares), Driehaus Small/Mid Cap Growth Fund’s and Driehaus Event Driven Fund’s contractual management fee rates were in the first quartile of their respective peer groups, that Driehaus Emerging Markets Growth Fund’s (Investor Shares) and Driehaus Global Fund’s contractual management fee rates were in the second quartile of their respective peer groups, that Driehaus Emerging Markets Growth Fund’s (Institutional Shares) and Driehaus Emerging Markets Small Cap Growth Fund’s contractual management fee rates were in the third quartile of their respective peer groups and that Driehaus International Small Cap Growth Fund’s and Driehaus Micro Cap Growth Fund’s contractual management fee rates were in the fourth quartile of their respective peer groups.
The Board also considered that as of June 30, 2024, Driehaus Small Cap Growth Fund’s (Institutional Shares) total expense ratio was in the first quartile of its peer group, that Driehaus Small Cap Growth Fund’s (Investor Shares), Driehaus Emerging Markets Small Cap Growth Fund’s, Driehaus Global Fund’s and Driehaus Event Driven Fund’s total expense ratio were in the second quartile of their respective peer groups, that Driehaus Emerging Markets Growth Fund’s (Investor Shares and Institutional Shares), Driehaus Small/Mid Cap Growth Fund’s and Driehaus Micro Cap Growth Fund’s total expense ratios were in the third quartile of their respective peer groups and that Driehaus International Small Cap Growth Fund’s total expense ratio was in the fourth quartile of its peer group (but noted that the peer group average was four basis points lower than Driehaus International Small Cap Growth Fund’s total expense ratio). In addition, the Board considered the expense reimbursement arrangements with the Adviser for Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Fund and Driehaus Small/Mid Cap Growth Fund.
The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts and sub-advised unaffiliated mutual funds, as applicable. With respect to institutional accounts and other mutual funds, the Board noted that the mix of services provided, the level of responsibility, the legal, reputational and regulatory risks and the resources required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management, the long-term performance of the Funds and the limited capacity of the investment style. In addition, the Board noted that the Adviser’s directed brokerage program had resulted in a total of approximately $576,932 in directed brokerage credits during calendar year 2023, which were used to reduce expenses of the Funds.
On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable in light of the nature and quality of services provided by the Adviser.
Profitability. The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board noted that Driehaus Micro Cap Growth Fund is currently closed to new investors in order to maintain assets at a level that the Adviser believes is prudent, which limits the Fund’s profitability to the Adviser. The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee (except for Investor Shares of Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund and for Driehaus Event Driven Fund) and that the Adviser provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, except for Driehaus Emerging Markets Growth Fund (Investor Shares), Driehaus Small Cap Growth Fund (Investor Shares) and Driehaus Event Driven Fund, which reimburse the Adviser under a Shareholder Services Plan (the “Plan”) for certain amounts paid for shareholder services covered under the Plan. The Board concluded that, based on the profitability calculated for the Trust as well as for the Funds individually (noting that Driehaus Global Fund operated at a loss), the profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.

Statement Regarding Basis for Approval of Investment Advisory Contract — (Continued)

Economies of Scale. In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of the investment styles for certain Funds, as well as the fee waivers for certain of the Funds, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.
Other Benefits to the Adviser. The Board also considered the character and amount of other incidental benefits received by the Adviser. The Board noted that payments to the Adviser under the Plan are in reimbursement of payments made to intermediaries for shareholder services. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that the advisory fees were reasonable in light of these fall-out benefits.
Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable, and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The aggregate remuneration paid to the trustees (all of whom are independent) by each Fund is reported as “Trustees fees” on the Statement of Operations under Item 7 of this Form N-CSR.

Except for a portion of the CCO’s compensation, the Funds do not pay any remuneration to their officers. The aggregate remuneration paid to the Funds’ Chief Compliance Officer by the Funds is reported within the “Miscellaneous” line item on the Statement of Operations under Item 7 of this Form N-CSR.

The aggregate remuneration paid to Driehaus Capital Management LLC, the Funds’ investment adviser and an affiliate of the Funds’ officers, is reported as “Investment advisory fees” on the Statement of Operations under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits

(a)(1) Registrant’s Code of Ethics for Principal Executive and Principal Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Driehaus Mutual Funds

By (Signature and Title)	/s/ Stephen T. Weber
Stephen T. Weber, President
(principal executive officer)

Date	March 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Stephen T. Weber
Stephen T. Weber, President
(principal executive officer)

Date	March 5, 2025

By (Signature and Title)	/s/ Robert M. Kurinsky
Robert M. Kurinsky, Vice President and Treasurer
(principal financial officer)

Date	March 5, 2025